                                                                   June 30, 2000

                                                                Evergreen Select
                                                                    Equity Funds
                                                                   Annual Report


                              [LOGO OF EVERGREEN]                        [SEAL]

                               Table of Contents

Letter to Shareholders .....................................................   1
Evergreen Select Balanced Fund
   Fund at a Glance ........................................................   2
   Portfolio Manager Commentary ............................................   3
Evergreen Select Core Equity Fund
   Fund at a Glance ........................................................   6
   Portfolio Manager Commentary ............................................   7
Evergreen Select Diversified Value Fund
   Fund at a Glance ........................................................   9
   Portfolio Manager Commentary ............................................  10
Evergreen Select Large Cap Blend Fund
   Fund at a Glance ........................................................  12
   Portfolio Manager Commentary ............................................  13
Evergreen Select Secular Growth Fund
   Fund at a Glance ........................................................  15
   Portfolio Manager Commentary ............................................  16
Evergreen Select Small Cap Growth Fund
   Fund at a Glance ........................................................  18
   Portfolio Manager Commentary ............................................  19
Evergreen Select Small Company
Value Fund
   Fund at a Glance ........................................................  22
   Portfolio Manager Commentary ............................................  23
Evergreen Select Social Principles Fund
   Fund at a Glance ........................................................  25
   Portfolio Manager Commentary ............................................  26
Evergreen Select Strategic Growth Fund
   Fund at a Glance ........................................................  28
   Portfolio Manager Commentary ............................................  29
Evergreen Select Strategic Value Fund
   Fund at a Glance ........................................................  31
   Portfolio Manager Commentary ............................................  32

Financial Highlights
   Evergreen Select Balanced Fund ..........................................  35
   Evergreen Select Core Equity Fund .......................................  36
   Evergreen Select Diversified Value Fund .................................  37
   Evergreen Select Large Cap Blend Fund ...................................  38
   Evergreen Select Secular Growth Fund ....................................  39
   Evergreen Select Small Cap Growth Fund ..................................  40
   Evergreen Select Small Company Value Fund ...............................  41
   Evergreen Select Social Principles Fund .................................  42
   Evergreen Select Strategic Growth Fund ..................................  43
   Evergreen Select Strategic Value Fund ...................................  44
Schedules of Investments
   Evergreen Select Balanced Fund ..........................................  45
   Evergreen Select Core Equity Fund .......................................  51
   Evergreen Select Diversified Value Fund .................................  57
   Evergreen Select Large Cap Blend Fund ...................................  63
   Evergreen Select Secular Growth Fund ....................................  67
   Evergreen Select Small Cap Growth Fund ..................................  70
   Evergreen Select Small Company Value Fund ...............................  74
   Evergreen Select Social Principles Fund .................................  79
   Evergreen Select Strategic Growth Fund ..................................  83
   Evergreen Select Strategic Value Fund ...................................  86
Combined Notes to Schedules of Investments .............................. ..  89
Statements of Assets and Liabilities .......................................  90
Statements of Operations ...................................................  92
Statements of Changes in Net Assets ........................................  94
Combined Notes to Financial Statements .....................................  98
Independent Auditors' Report ............................................... 112
Additional Information ..................................................... 113

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This Annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                 -----------------------------------------------------------
   Mutual Funds:    NOT FDIC INSURED . MAY LOSE VALUE . NOT BANK GUARANTEED
                 -----------------------------------------------------------

                          Evergreen Distributor, Inc.
  Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                  August 2000

[PHOTO]
William M. Ennis

[PHOTO]
Dennis Ferro

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Equity Funds annual report, which covers the twelve-month period ended June 30, 2000.

U.S. Markets Experience Volatility

During the past twelve months, U.S. equity markets experienced significant ups and downs. Technology, communications and biotechnology stocks reigned supreme for most of the period only to undergo a volatile environment during the last three months of the period. While these sectors have experienced sharp corrections, they remain favored sectors.

The Federal Reserve Board increased interest rates six times during the twelve-month period resulting in the highest Fed funds rate since May 1995. Normally, the tightening of the money supply would curtail consumer spending, however, investors in stocks and equity funds seemed to be ignoring the Federal Reserve Board's actions to insulate the economy from the threat of inflation.

Despite the recent volatility, the threat of inflation and the Federal Reserve's response to it, investors remain positive about the U.S. economy and the long-term potential of the U.S. markets. At Evergreen, we believe the economy is still fundamentally strong and that the Federal Reserve Board will continue to act aggressively to contain inflation. We remain cautiously optimistic about continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/s/ Dennis Ferro

Dennis Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

                                   EVERGREEN
                             Select Balanced Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

                                    Process

The Fund employs a blended approach to equity investing, utilizing companies with both value and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

                                  Benchmarks

                     Standard & Poor's 500 Index (S&P 500)
                    Lehman Brothers Government / Corporate
                              Bond Index (LBGCBI)

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes I and IS Shares reflects that of Class Y Shares of Evergreen Balanced Fund II through 1/22/1998, the inception of Class I Shares. Performance shown for Class IS Shares from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/01/1991                Class I   Class IS
Class Inception Date                              1/22/1998  4/9/1998
Average Annual Returns
1 year                                               19.52%    19.23%
5 years                                              15.32%    15.24%
Since Portfolio Inception                            13.12%    13.07%
12-month income dividends per share                  $0.46     $0.43
12-month capital gain distributions per share        $0.53     $0.53

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                                 S & P 500
               Select        Consumer Price      Composite      Lehman Brothers
              Balanced I       Index - US       Total Return       Govt/Corp

 4/1/91       1,000,000        1,000,000         1,000,000         1,000,000
6/30/91       1,007,031        1,007,407           997,713         1,015,111
6/30/92       1,151,338        1,038,519         1,131,538         1,158,927
6/30/93       1,299,567        1,069,630         1,285,744         1,311,296
6/30/94       1,324,091        1,096,296         1,303,834         1,292,145
6/30/95       1,531,520        1,129,630         1,643,758         1,457,047
6/30/96       1,754,028        1,160,741         2,071,132         1,524,888
6/30/97       2,080,384        1,187,407         2,789,795         1,642,993
6/30/98       2,473,500        1,207,407         3,631,237         1,827,387
6/30/99       2,615,091        1,231,111         4,458,061         1,878,140
6/30/00       3,125,352        1,269,016         4,781,001         1,958,554

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Balanced Fund Class I/1/, the S&P 500, the LBGCBI, and the Consumer Price Index
(CPI).

The S&P 500 and the LBGCBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders

All data is as of June 30, 2000 and subject to change

                                   EVERGREEN
                             Select Balanced Fund
                         Portfolio Manager Commentary

Portfolio Management

W. Shannon Reid, David M. Chow and Rollin C. Williams manage the Evergreen Select Balanced Fund. The team uses a disciplined approach that seeks long-term total return through capital appreciation, dividends and interest income.

                      [PICTURE]                  [PICTURE]
                   W. Shannon Reid,            David M. Chow,
                         CFA                        CFA

                                   [PICTURE]
                              Rollin C. Williams,
                                      CFA

Performance

For the twelve-month period ended June 30, 2000, the Fund's Class I Shares, posted a 19.52% return. This compared favorably to returns of 4.32% and 7.24%, respectively, for the Fund's benchmarks, the Lehman Brothers Government/Corporate Bond Index and the S&P 500, for the same period. The Fund's solid performance can be attributed to the continued heavy weighting and strong stock selection within the portfolio's technology component.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                    $602,492,380
Number of Holdings                                                           111
P/E Ratio                                                                  43.2x

Environment

The equity markets witnessed a strong domestic economy, an improving global economic outlook and the absence of signs of inflation which drove stock market indices upward through the first eight and one half months of the reporting period. However, psychology turned negative in April due to a combination of record valuation levels, signs of incipient inflation, rising interest rates and an increasingly concerned Federal Reserve Board.

On the fixed-income side, the year ended June 30, 2000 was marked by a substantial inverting of the yield curve. Two-year and thirty-year Treasury bonds at June 30, 1999 had yields of 5.52% and 5.97% respectively. By June 30, 2000 the two-year had increased to 6.36%, up 0.84% while the thirty-year bond actually declined to 5.90%, down 0.07%. In the first half of the year mortgages were the best performing major asset class followed by corporates and then Treasuries. In the second half Treasuries rebounded as the Federal Reserve Board increased interest rates and began the Treasury buy back program to spend the budget surplus. Any hint that a corporate issuer was having earnings problems resulted in immediate widening of the yield spread and difficulty in selling bonds.

                                   EVERGREEN
                             Select Balanced Fund
                         Portfolio Manager Commentary

Strategy

The Fund's equity management team operates under the philosophy that superior investment returns can be achieved by owning a diversified portfolio of established companies which will deliver superior and sustainable earnings growth. Our investment process employs a combination of quantitative and qualitative investment analysis that identifies companies with a history of strong, stable earnings growth, strong current business fundamentals and rising earnings expectations.

This methodology has led the equity team to a significant investment in the information technology sector. Within this sector we continue to emphasize three trends: technological advances in communications networks, the growth in demand for enterprise information storage solutions and software solutions providers for business-to-business electronic commerce.

                            Top 10 Equity Holdings
                            ----------------------
                   (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                        3.7%
Pfizer, Inc.                                                                3.3%
Cisco Systems, Inc.                                                         2.9%
EMC Corp.                                                                   1.8%
Mercury Interactive Corp.                                                   1.6%
Remedy Corp.                                                                1.6%
Johnson & Johnson                                                           1.5%
Sun Microsystems, Inc.                                                      1.5%
Wal-Mart Stores, Inc.                                                       1.5%
Microsoft Corp.                                                             1.4%

                            Top 5 Sectors -- Equity
                            -----------------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     29.5%
Health Care                                                                 6.7%
Consumer Discretionary                                                      4.8%
Industrials                                                                 4.3%
Consumer Staples                                                            4.3%

On the fixed income portion of the portfolio, we continue to be proactive in managing the portfolio's duration. Last quarter we lengthened the portfolio's duration to 107.5% that of its respective benchmark. At that time, yields on the long bond were approximately 6.63%. On April 26, we sold the long bond position at a yield of 5.93% thus shortening the portfolio's duration. In late May, we re-established the long duration in the portfolio by buying a bond at a 6.18% yield. We will continue to actively manage the portfolio's duration.

                              Top 5 Bond Holdings
                              -------------------
                   (as a percentage of 6/30/2000 net assets)

                                                  Coupon     Maturity
U.S. Treasury Bonds                                7.63%    2/15/2007       2.9%
U.S. Treasury Bonds                                8.13%    8/15/2021       2.8%
U.S. Treasury Notes                                7.25%    5/15/2004       2.5%
U.S. Treasury Notes                                6.25%    2/15/2003       2.4%
U.S. Treasury Bonds                                6.25%    5/15/2030       2.3%

                                   EVERGREEN
                             Select Balanced Fund
                         Portfolio Manager Commentary

                           Top 5 Industries -- Bonds
                           -------------------------
                   (as a percentage of 6/30/2000 net assets)

U.S. Treasury Obligations                                                  29.1%
Diversified Financials                                                      3.2%
Banks                                                                       2.9%
Media                                                                       1.3%
Chemicals                                                                   0.9%


Outlook

The past several years have been extraordinary for growth stock equity investors. Returns of this magnitude cannot continue indefinitely. Nevertheless, we remain positive. Growth stock investing is ultimately about identifying companies that will produce superior and sustainable earnings growth. Given the revolutionary events taking place in the fields of information technology, economics and global politics, we believe these opportunities are more abundant than ever.

For both the year-to-date and the fiscal year, government bonds have proven to be the clear return winner compared to corporate bonds. Currently, we feel that corporates offer an attractive buying opportunity and are looking to increase our corporate exposures.

                                   EVERGREEN
                            Select Core Equity Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.

                                    Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.

                                   Benchmark

                     Standard & Poor's 500 Index (S&P 500)


/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS Shares from 11/24/1997 to its inception is based on the performance of Class I Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS Shares. Class I Shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS Shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns /1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1981                     Class I     Class IS
Class Inception Date                                   11/24/1997    2/4/1998

Average Annual Returns
1 year                                                    7.71%       7.45%
5 years                                                  19.17%      18.88%
10 years                                                 13.75%      13.48%
12-month income dividends per share                      $0.40       $0.19
12-month capital gain distributions per share            $9.10       $9.10

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Select         Consumer Price         S&P 500
               Core Equity - 1      Index - US    Composite Total Return

6/30/90           1,000,000          1,000,000          1,000,000
6/30/91           1,044,244          1,046,959          1,073,953
6/30/92           1,164,399          1,079,292          1,218,003
6/30/93           1,296,233          1,111,624          1,383,994
6/30/94           1,239,106          1,139,338          1,403,466
6/30/95           1,517,091          1,173,980          1,769,365
6/30/96           1,899,624          1,206,313          2,229,397
6/30/97           2,485,100          1,234,026          3,002,976
6/30/98           3,090,747          1,254,811          3,908,716
6/30/99           3,394,300          1,279,446          4,798,722
6/30/00           3,655,725          1,318,838          5,146,339

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Core Equity Fund Class I/1/, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                            Select Core Equity Fund
                         Portfolio Manager Commentary

Portfolio Management

The Fund is managed by Mark C. Sipe, CFA and Hanspeter Giger, CFA who have over 33 years of combined investment experience. Their disciplined approach strives for consistency of results and superior service.



     [PHOTO]                                                      [PHOTO]

Mark C. Sipe, CFA                                           Hanspeter Giger, CFA

Performance

For the twelve-month period ended June 30, 2000, the Select Core Equity Fund Class I Shares returned 7.71%. This compared favorably to the 7.24% return for the S&P 500 Index. The period just ended completed the first full fiscal year subsequent to the restructuring of the Evergreen Select Core Equity Fund. During the restructuring process, holdings in the portfolio were rebalanced to better reflect the weightings of the largest stocks in the market in proportion to their weightings in the S&P 500 Index.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                 $2,538,595,264
Number of Holdings                                                          123
P/E Ratio                                                                 35.4x

Environment

Stock market volatility during the fiscal period was readily apparent, as in two of the four trailing quarters the S&P 500 Index generated negative returns. Relatively high stock valuations, an extended economic cycle, and uncertainty over the direction of interest rates and inflation combined to fuel the variability in the market's performance. In this environment, the largest capitalization stocks generally led the index, but at a diminished rate versus prior periods. This was particularly true over the last six months, as the S&P Midcap 400 and Smallcap 600 indices generated a substantial lead over the S&P
500. Within this shifting environment, the Fund's year-to-date performance continued to exceed that of the benchmark, at -0.29% versus the S&P 500's -0.42% despite its predominantly large-cap makeup.

Given the uncertainty surrounding the success of the Federal Reserve's moves to slow the economy by raising the cost of borrowing to finance growth, the market's complexion turned quite defensive during the final three months of the Fund's fiscal year. This shift was evidenced by strong performance in the health care, consumer staples, utilities, and energy sectors of the S&P 500 index. Fund holdings in these sectors such as Bestfoods, Schering-Plough, Abbott Laboratories, Coca-Cola and CMS Energy had exceptionally strong returns during this period.

However, technology stocks continued their substantial lead over the broader market on both a year-to-date and trailing twelve-month basis, up roughly 5% and 46%, respectively. As for the overall market, volatility increased. Questions of valuation emerged, and for internet stocks in particular, questions surrounding the long-term viability of many of its players took center stage. The tech sector pulled back sharply, as

                                   EVERGREEN
                            Select Core Equity Fund
                         Portfolio Manager Commentary

evidenced by the NASDAQ composite index, which was down over 13% in the quarter ending in June. Fortunately, the Fund's overall holdings in technology were scaled back at the end of 1999. Positively, stock selection within the technology sector and the Fund contributed substantially to performance over the year-to-date and fiscal year periods.

                               Top Five Sectors
                               ----------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    30.8%
Health Care                                                               11.8%
Financials                                                                11.3%
Industrials                                                                9.6%
Consumer Discretionary                                                     8.1%

Strategy

Overall, the performance of the Fund subsequent to its restructuring has been particularly gratifying, especially in that it was achieved with less overall variability than the S&P 500. The Fund's emphasis on stock selection should continue to serve it well going forward. The application of rigorous quantitative and qualitative equity research on a stock-to-stock basis will continue to be emphasized in this ever-changing environment.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                       6.8%
Cisco Systems, Inc.                                                        6.0%
Intel Corp.                                                                4.6%
Microsoft Corp.                                                            3.6%
Oracle Systems Corp.                                                       2.7%
International Business Machines Corp.                                      2.6%
Pfizer, Inc.                                                               2.6%
Coca Cola Co.                                                              1.9%
Dell Computer Corp.                                                        1.8%
WorldCom, Inc.                                                             1.7%

Outlook

Finally, in keeping with a secondary goal to minimize the tax implications to holders of Fund shares, net long-term gains accumulated for the fiscal period approximate just over 3% of the Fund's total assets. This has been achieved through tactical moves to harvest losses where they were deemed appropriate, and to otherwise minimize the taxable gains generated by individual stock trades. Although the Fund's gains distribution in December may be higher than the year-to-date number, we will strive to keep the taxable gains as low as possible.

                                   EVERGREEN
                         Select Diversified Value Fund
                     Fund at a Glance as of June 30, 2000


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Diversified Value Fund is a core fund with an emphasis on traditional value, utilizing fundamental analysis to determine if a stock is selling at a reasonable valuation level. The Fund seeks to capture the best opportunities in a value universe by emphasizing securities with perceived intrinsic value above current market levels due to temporary or anticipated problems.

                                    Process

Primarily, the Fund invests in undervalued companies using a "bottom-up" approach that concentrates on analyzing security fundamentals rather than broad economic forecasts. The portfolio management team strives to produce a portfolio that best controls risk and balances a risk/reward relationship.

                                   Benchmark

                     Standard & Poor's 500 Index (S&P 500)



/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes I and IS Shares reflects that of Class Y Shares of Evergreen Value Fund through 1/22/1998, the inception of Class I Shares. Performance shown for Class IS Shares from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns /1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/03/1991                 Class I       Class IS
Class Inception Date                               1/22/1998     3/31/1998
Average Annual Returns
1 year                                                6.78%        6.51%
5 years                                              16.41%       15.98%
Since Portfolio Inception                            15.48%       15.25%
12-month income dividends per share                  $0.15        $0.08
12-month capital gain distributions per share        $1.08        $1.08


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                Select          Consumer Price     S & P 500 Composite
           Diversified Value      Index - US          Total Return

 1/3/91        1,000,000           1,000,000            1,000,000
6/30/91        1,164,803           1,010,401            1,094,962
6/30/92        1,292,500           1,041,605            1,241,831
6/30/93        1,448,175           1,072,808            1,411,069
6/30/94        1,504,453           1,099,554            1,430,922
6/30/95        1,832,082           1,132,987            1,803,979
6/30/96        2,169,868           1,164,190            2,273,011
6/30/97        2,769,947           1,190,936            3,061,723
6/30/98        3,364,717           1,210,996            3,985,182
6/30/99        3,668,142           1,234,770            4,892,599
6/30/00        3,916,512           1,272,787            5,247,017

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Diversified Value Fund Class I/1/, the S&P 500 and the Consumer Price Index
(CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                         Select Diversified Value Fund
                         Portfolio Manager Commentary

Portfolio Management

Eric M. Teal is manager of the Evergreen Select Diversified Value Fund. He employs rigorous fundamental analysis combined with a disciplined quantitative approach to seek superior results and adherence to risk/reward objectives.

                                    [PHOTO]


Performance

For the twelve-month period ended June 30, 2000, the Evergreen Select Diversified Value Fund's Class I Shares 6.78% return narrowly trailed that of its benchmark, the S&P 500 Index, which returned 7.24% for the same period.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                   $482,844,364
Number of Holdings                                                          134
P/E Ratio                                                                30.90x

Environment

During the later part of this fiscal period the Fund experienced a challenging equity environment due to the historically high valuations within the equity markets and tightening monetary policies. We witnessed technology companies pulling back in late March and early April washing out some of the valuation excess in the markets. Currently, we are continuing to balance the portfolio with "new" and "old" economy issues. Going forward we expect a broader market rally at the conclusion of Fed tightening and are currently emphasizing more traditional sectors, such as utilities and energy.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    26.8%
Financials                                                                14.6%
Health Care                                                               12.6%
Consumer Discretionary                                                     9.9%
Industrials                                                                9.6%

Strategy

During this fiscal period, the best strategy the Fund implemented was favorable stock selection within the energy sector. Within this sector the Fund witnessed an increase of 21% for the period versus the 4% of the S&P 500's energy sector. Also proving positive for the Fund was an overweighing emphasis placed on exploration and production companies; companies like Anadarko Petroleum and Apache, which were up 35% and 51%, respectively. The Fund's performance was also enhanced by stock selections within the health care sectors; this particular group raised an average of

                                   EVERGREEN
                         Select Diversified Value Fund
                         Portfolio Manager Commentary

28% versus the 14% increase of the indices' health care sector. The portfolio emphasized specialty pharmaceuticals and generic drug companies; particularly enhancing performance within this sector was Teva Pharmaceuticals, which was up 127% for this period. In the technology sector the Fund placed emphasis on fiber optic companies including Corning and ADC Telecom, up 286% and 268%, respectively.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Microsoft Corp.                                                            3.6%
General Electric Co.                                                       3.6%
Pfizer, Inc.                                                               3.5%
Cisco Systems, Inc.                                                        2.6%
Citigroup, Inc.                                                            2.6%
Anadarko Petroleum Corp.                                                   2.3%
Texas Instruments, Inc.                                                    2.3%
American International Group, Inc.                                         2.2%
Oracle Systems Corp.                                                       2.0%
Goldman Sachs Group, Inc.                                                  1.8%

Outlook

In July 2000, the Evergreen Select Diversified Value Fund was merged into the Evergreen Stock Selector Fund.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be counter-cyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.

                                    Process

Research and stock selection focus on companies of sound financial quality which have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.

                                  Benchmarks

                           Russell 1000 Growth Index
                             (Russell 1000 Growth)
                         Standard and Poor's 500 Index
                                   (S&P500)

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS Shares from 11/24/1997 to its inception is based on the performance of Class I Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS Shares. Class I Shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS Shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1993                  Class I      Class IS
Class Inception Date                                11/24/1997     3/12/1998
Average Annual Returns
1 year                                                 4.70%         4.45%
5 years                                               18.12%        17.84%
Since Portfolio Inception                             17.33%        17.04%
12-month income dividends per share                   $0.23         $0.14
12-month capital gain distributions per share         $6.51         $6.51

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

           Select Large   Consumer Price   S & P 500 Composite   Russell 1000
            Cap Blend I     Index - US        Total Return           Growth

12/31/93     1,000,000       1,000,000          1,000,000           1,000,000
 6/30/94      935,368        1,015,089            966,128             946,166
 6/30/95     1,229,707       1,045,953          1,218,008           1,234,875
 6/30/96     1,472,576       1,074,760          1,534,688           1,578,309
 6/30/97     1,983,112       1,099,451          2,067,210           2,072,910
 6/30/98     2,526,463       1,117,970          2,690,709           2,723,508
 6/30/99     2,706,904       1,139,918          3,303,378           3,466,204
 6/30/00     2,834,405       1,175,014          3,542,673           4,355,115

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Large Cap Blend Fund Class I/1/, the Russell 1000 Growth Index (Russell 1000 Growth), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index
(CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                         Portfolio Manager Commentary

Portfolio Management

The Evergreen Select Large Cap Blend Fund is managed by Timothy M. Stevenson and Eric M. Teal. The team-oriented approach incorporates multiple perspectives that attempt to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

                                   [PHOTOS]

Performance

For the twelve-month period ended June 30, 2000, the Fund's Class I Shares returned 4.70% trailing that of the S&P 500 Index and the Russell 1000 Growth, which returned 7.24% and 25.66%, respectively for the same period.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                   $277,328,233
Number of Holdings                                                           70
P/E Ratio                                                                 36.1x


Environment

During the beginning of this fiscal year we witnessed negative returns, primarily a result of the well-publicized Y2K risk, higher crude oil prices and rising interest rates that all combined to concern investors. As we moved through the year, investors began to look past the negative factors that threatened the market's continued growth and they began to focus on what the expert's have dubbed "Economic Nirvana"--strong economic growth, benign inflation and low unemployment, which continued to the end of this fiscal period. These ideal conditions along with strong earnings reports and strong money flows pushed the equity markets to new highs.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    31.9%
Financials                                                                15.0%
Health Care                                                               13.1%
Industrials                                                                8.0%
Consumer Discretionary                                                     7.8%

Strategy

During the first half of the fiscal year, the Fund performed well, but trailed the S&P 500 Index due to earnings disappointments from Waste Management and Bank One. A large position in Bank of America also reduced the Fund's total return as rising interest rates penalized most financial services companies. Within the portfolio's financial weighting, we reduced exposure to insurance companies. Lastly, speculation surrounding accounting issues at Tyco International resulted in a pull back on one of Wall Street's favorite stocks.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                         Portfolio Manager Commentary

Performance in the second half of the fiscal year improved dramatically. Over the past six months the Fund returned 1.13% compared to the S&P 500, which was down -0.42%. The largest relative contributors to performance were consumer staples, health care and telecommunication services. During this last quarter, the market witnessed a rotation back into consumer non-cyclical stocks. In particular, drug and food stocks were strong performers. In consumer staples, the Fund's Nabisco holdings benefited from the $55.00 acquisition offer.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Pfizer, Inc.                                                               6.3%
EMC Corp.                                                                  5.9%
General Electric Co.                                                       4.9%
Cisco Systems, Inc.                                                        4.6%
Microsoft Corp.                                                            4.1%
Exxon Mobil Corp.                                                          3.5%
Citigroup, Inc.                                                            3.5%
WorldCom, Inc.                                                             3.4%
Intel Corp.                                                                2.9%
Time Warner, Inc.                                                          2.5%

Outlook

In July 2000, the Evergreen Select Large Cap Blend Fund was merged into the Evergreen Stock Selector Fund.

                                   EVERGREEN
                          Select Secular Growth Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Secular Growth Fund seeks to identify companies that are positioned to capitalize upon favorable secular trends within the U.S. economy. We accomplish this by using highly focused fundamental research along with quantitative tools to select high quality, large cap growth companies that exhibit consistent and accelerating earnings growth.

                                    Process

Stephen Dalton and his team of dedicated analysts utilize a disciplined investment process in order to construct a portfolio of large cap, high quality, growth-oriented companies:

     .    Ideas generated by the Secular Growth Team analysts

     . Daily meetings to discuss buy/sell candidates, establish priorities and discuss the market

     . Analyst recommendations are made to the team; team leaders make final decisions

     .    Quantitative tools are used to verify or challenge recommendations

                                  Benchmarks

                     Standard & Poor's 500 Index (S&P 500)
                           Russell 1000 Growth Index
                             (Russell 1000 Growth)


/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes I and IS Shares prior to 7/12/1999 is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses including the 0.25% 12b-1 fee applicable to the Class IS Shares. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1994                Class I       Class IS
Class Inception Date                               2/26/1999     2/26/1999
Average Annual Returns
1 year                                               50.60%       50.19%
5 years                                              34.34%       34.00%
Since Portfolio Inception                            35.20%       34.86%
12-month capital gain distributions per share        $3.27        $3.27


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

           Select Secular   Consumer Price   S & P 500 Composite   Russell 1000
              Growth I        Index - US        Total Return          Growth

12/31/94     1,000,000         1,000,000          1,000,000          1,000,000
 6/30/95     1,197,533         1,018,704          1,202,128          1,202,924
 6/30/96     1,611,267         1,046,760          1,514,679          1,537,472
 6/30/97     1,948,300         1,070,808          2,040,258          2,019,276
 6/30/98     2,727,039         1,088,844          2,655,629          2,653,042
 6/30/99     3,482,847         1,110,220          3,260,309          3,376,522
 6/30/00     5,245,852         1,144,403          3,496,485          4,242,433

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Secular Growth Fund Class I/1/, the Russell 1000 Growth Index (Russell 1000 Growth), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to repeat. A portion of the returns may be due to investments in IPO's, private placements and/or leveraging investment techniques.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                          Select Secular Growth Fund
                         Portfolio Manager Commentary

Portfolio Management


     Stephen M. Dalton, CFA


Stephen Dalton is the portfolio manager of the Evergreen Select Secular Growth Fund and has over 15 years of investment management and research experience, managing growth and balanced portfolios. In addition, he has covered the health care, technology, retail, media and entertainment industries.

Performance

For the twelve-month period ended June 30, 2000, the Fund's Class I shares, returned 50.60%, outperforming the 25.66% and 7.24% returns for the Russell 1000 Growth and the S&P 500 Indices, respectively.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                   $918,760,259
Number of Holdings                                                           63
P/E Ratio                                                                 30.0x

Environment

Stock prices have been restrained by a combination of rising interest rates and fears of unsustainable valuation for those stocks with highly visible growth versus those without. A slow motion rotation among sectors has ensued. This cycle may be broken by a deceleration in the growth of the U.S. economy. As the economy appears to be responding to the high rates by slowing, investors are placing a lessened emphasis on valuation, and a greater focus on highly visible and accelerating earnings growth. We believe this should make for a better environment for technology stocks, in which the Fund holds a significant position, though less than the 52% representation in the benchmark index. Assuming interest rates remain stable over the next twelve months, the political environment remaining predictable, and despite the 100% certainty of a new president in the White House, financial stocks--particularly those exploiting one of the two major trends (globalization of corporate finance and demographic shifts affecting the financial services industry)--should also perform well. The Fund is over-weighted to this sector relative to the benchmark.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    45.6%
Financials                                                                12.4%
Consumer Discretionary                                                    10.2%
Consumer Staples                                                           7.3%
Health Care                                                                6.9%

Strategy

The Fund experienced a sharp correction early in the year, followed by a robust six-month period of superior performance, and yet another correction in the final quarter of the year ended June 30, 2000. These results were powered by the accurate identification of a handful of highly visible secular trends, and outstanding stock selection.

Two of the key trends we reference are the surging demand for both high-speed access to the internet and bandwidth. Among our best performers for the year,

                                   EVERGREEN
                          Select Secular Growth Fund
                         Portfolio Manager Commentary

which are exploiting these two trends, are Cisco Systems, JDS Uniphase and Juniper Networks. Other secular themes that are well represented in the Fund are exploding demand for data storage, and internet infrastructure enabling software. Key names we own in these areas are EMC Corp, Veritas, Brocade Communications, Verisign and Inktomi.

We also held lower than benchmark weightings in health care and consumer staples throughout the year. These were most helpful for the first half of the fiscal year for the Fund, when their respective sector returns were among the weakest sectors in the benchmark index.

Finally, two new trends were identified late in the fiscal year. They are changing demographic tastes and wireless access to the internet. Pepsi and Anheuser-Busch reflect the former and Nokia and Research In Motion the latter.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Vitria Technology                                                          2.4%
Juniper Networks, Inc.                                                     2.4%
Metromedia Fiber Network, Inc., Class A                                    2.3%
Applied Micro Circuits Corp.                                               2.1%
VeriSign, Inc.                                                             2.1%
Broadcom Corp.                                                             2.1%
Colgate-Palmolive Co.                                                      2.1%
Brocade Communications Systems, Inc.                                       2.1%
Viacom, Inc., Class B                                                      2.1%
Oracle Systems Corp.                                                       2.0%

Outlook

Looking ahead, we anticipate continued quiescent inflation. Nevertheless, we anticipate persistent strong performance from the internet infrastructure and data storage in technology; we remain bullish on the Fund's positioning. Areas in which we remain especially bullish are high-speed access to the internet, internet infrastructure software, web hosting services, and telecom equipment and services. We also maintain a favorable outlook for the financial sector, an area exploiting both the demographic influence of higher levels of public investing and the globalization of corporate financial services.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Small Cap Growth Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

                                    Process

The Fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality companies with a competitive advantage, growth-oriented, and reasonably valued.

                                  Benchmarks

                           Russell 2000 Growth Index
                             (Russell 2000 Growth)
                       Russell 2000 Index (Russell 2000)


/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

--------------------------------------------------------------------------------
                          Performance and Returns /1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/28/1995                         Class I
Class Inception Date                                       12/28/1995
Average Annual Returns
1 year                                                       66.74%
Since Portfolio Inception                                    21.44%


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

            Select Small    Consumer Price
            Cap Growth I      Index - US       Russell 2000 Growth

12/28/95     1,000,000         1,000,000            1,000,000
 6/30/96     1,148,043         1,020,847            1,119,229
 6/30/97     1,231,918         1,044,300            1,170,760
 6/30/98     1,381,194         1,061,889            1,325,311
 6/30/99     1,439,487         1,082,736            1,435,321
 6/30/00     2,399,856         1,116,072            1,842,845

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I/1/, the Russell 2000 Growth, the Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 Growth and Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to repeat. A portion of the returns may be due to investments in IPO's, private placements and/or leveraging investment techniques.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                         Portfolio Manager Commentary

Portfolio Management

The Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Co., where he manages the Fund and separately managed, small-cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Evergreen in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management. He developed quantitative models and had co-management responsibility for several small- and mid-cap portfolios.

                                    [PHOTO]


Performance

Evergreen Select Small Cap Growth Fund continued to perform exceptionally well for the twelve-month period ended June 30, 2000. The Fund's Class I shares had a return of 66.74%, compared to a 28.39% return for the benchmark Russell 2000 Growth Index and the 14.32% return for the Russell 2000 Index.

Most of the returns were realized during the fourth calendar quarter of 1999 and the first quarter of 2000, as the Fund's concentrations in technology, both hardware and software companies, helped drive returns. The Fund's positions in biotechnology and energy companies also supported performance.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    46.4%
Health Care                                                               15.6%
Industrials                                                               10.8%
Financials                                                                 6.9%
Energy                                                                     6.5%

Environment

New economy technology and biotechnology companies led the small company stock market during the twelve-month period ended June 30, 2000, while old-economy financial services and consumer companies suffered through a disappointing year. As world oil prices rose, energy-related companies, including companies involved in exploration and production, also staged a strong rally.

The domestic small cap stock market benefited in late 1999 and early 2000 from a substantial increase in money flows, as investors poured assets into small company stock and aggressive growth strategies, especially those emphasizing technology. This resulted in explosive performance for technology and biotechnology. This burst in performance lasted until early March, when investors lost their enthusiasm because of the high valuations in these sectors. The prices of many technology and biotechnology stocks tumbled during the final months of the fiscal year.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                   $159,444,258
Number of Holdings                                                           74
P/E Ratio                                                                 16.9x

                                   EVERGREEN
                         Select Small Cap Growth Fund
                         Portfolio Manager Commentary

Strategy

During the first part of the year, we maintained very high weightings in technology, with as much as 37% of net assets invested in hardware companies and another 21% invested in software companies. By the end of December 1999, we became concerned about the high valuations of technology stocks, and we began to reduce the total hardware and software positions to about 35% of net assets. Within technology, we concentrated on those stocks with reasonable support for valuations. We emphasized internet infrastructure companies rather than specific companies dependent on the success of their own websites. We also invested in companies with the potential to benefit from the growth in hand-held computing and communications devices. As technology stock prices tumbled in a general correction in the second calendar quarter of 2000, we opportunistically invested back into those companies with justifiable stock valuations and with favorable long-term prospects. At the same time, we increased our emphasis on biotechnology companies, which became increasingly attractive after public announcements about the complete sequencing of the human genome. We also increased our emphasis on energy companies, especially oil service companies, that could benefit from rising oil prices throughout the world.

Several successful investments illustrate the type of commitments we made during the period.

Three-Five Systems is a good example of a company that can take advantage of the growth in hand-held computing and communications devices. This company produces micro-video display screens for the devices, opening up the possibility of displaying full color graphics and motion on a screen just one-inch-by-one-inch in size. We started buying Three-Five Systems in September 1999 at $19 per share. It closed the fiscal year on June 30 at $57 a share.

Kopin was another interesting company producing equipment for handsets. Kopin makes semi-conductors for communications systems and also has developed a micro-display similar to that of Three-Five Systems. We purchased Kopin in October at less than $32 a share. It closed the fiscal year at $70.

Other successful investments related to the growth in handsets included Sandisk, which manufactures memory discs for small devices, and M Systems, which produces imbedded flash memory systems. We purchased Sandisk in June 1999 at $23 a share. It closed the fiscal year at $61 a year. We purchased M Systems in April 2000 at $43 a share. It ended the fiscal year at $77 a share on June 30.

One of our leading biotechnology investments was Medarex, which has developed a system by which anti-bodies, which potentially can fight diseases in humans, are grown in cells of mice. We invested in the company in January 2000 at $41 per share. The closing price on June 30 was $84 a share.

Pharmacopia was another leading biotechnology investment, which we also purchased in January 2000 at a price of $26 per share. It ended the fiscal year with a stock price of $46. Pharmacopia has developed a process to help other biotechnology companies accelerate the pace of their drug development.

In the energy industry, one of the leading investments was in Pride International, an offshore contract drilling company that has grown to operate deepwater drilling rigs in more than 20 companies. We invested in Pride in August 1999 at $14 a share. Its price on June 30 was $23 a share.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                         Portfolio Manager Commentary

Not all the portfolio was invested in technology, biotechnology and energy, however, despite our emphasis in these sectors. We found attractive companies outside these areas. Two good examples are Apollo Group and Devry, both of which operate adult education and technical training programs at multiple campuses. Both have consistent earnings growth, strong reputations in their markets and stock prices that became very undervalued during the technology rally.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Devry, Inc.                                                                2.6%
--------------------------------------------------------------------------------
Audio Codes, Ltd.                                                          2.4%
--------------------------------------------------------------------------------
Apollo Group, Inc.                                                         2.2%
--------------------------------------------------------------------------------
Tollgrade Communications, Inc.                                             2.1%
--------------------------------------------------------------------------------
Ancor Communications, Inc.                                                 2.1%
--------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.                                               2.0%
--------------------------------------------------------------------------------
OM Group, Inc.                                                             2.0%
--------------------------------------------------------------------------------
West Teleservices Corp.                                                    1.9%
--------------------------------------------------------------------------------
Universal Electronics, Inc.                                                1.8%
--------------------------------------------------------------------------------
TCF Financial Corp.                                                        1.8%
--------------------------------------------------------------------------------

Outlook

A dichotomy has developed in the small cap stock market in the United States. On one side of the market, technology and biotechnology company stocks have risen to historically high valuations. Many of the companies are over-valued by any measure, although it still is possible to find selected opportunities. On the other side are non-technology companies, whose stock prices recently have been at levels that are at historically low valuations. Despite these reasonable valuations, these non-technology stocks have not attracted much attention as investors still focus on the growth potential of emerging technology.

We believe if technology and biotechnology stocks do fade, the small cap stock market offers many attractive opportunities for investing in companies with good earnings growth and attractive stock valuations. Some of these stocks did perform well briefly in March and April this year, but their rally was short-lived.

One factor that could affect small company stocks is the impact of the Federal Reserve Board's increases in short-term interest rates. Some small companies could find their access to capital reduced because of rising rates. We have looked for investments in well capitalized companies which have the ability to finance their growth from their own cash flow or have sufficient cash reserves to make it to positive free cash flow. At the same time, it appears the Federal Reserve Board's policy of raising rates to limit growth and avoid inflation may be successfully implemented without causing inflation. If this occurs, we may be approaching the end of the cycle of interest rate increases, which would be favorable for small cap stocks in general.

                                   EVERGREEN
                        Select Small Company Value Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Small Company Value Fund seeks capital appreciation by investing in little-known and relatively small companies. The management team seeks to identify small companies that are favorably priced and have both entrepreneurial managements and catalysts for growth. The investment discipline pays special attention to valuations and diversification by industry and company to reduce the volatility associated with small cap stocks.

                                    Process

The Fund's management team uses an intensive research process to assemble a diversified stock portfolio of small companies that:

     .    Are potential merger and acquisition candidates;

     . Have promising new products that can cause a dramatic change in earnings;

     . Are "value-timing" candidates because, while their stock may be temporarily out of favor, they offer the potential of good, long-term appreciation;

     .    Can benefit from re-structuring programs of management

                                   Benchmark

                           Russell 2000 Value Index
                             (Russell 2000 Value)

--------------------------------------------------------------------------------
                           Performance and Returns/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/23/1997               Class I         Class IS
Class Inception Date                             12/23/1997       12/31/1998

Average Annual Returns
1 year                                             -1.89%          -1.86%
Since Portfolio Inception                          -4.65%          -5.03%
12-month income dividends per share                $0.04           $0.03


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Select Small
            Company Value I    Consumer Price Index - US    Russell 2000 Value

12/23/97       1,000,000               1,000,000                 1,000,000
 6/30/98       1,012,815               1,010,539                 1,044,373
12/31/98         888,824               1,016,119                   935,505
 6/30/99         904,090               1,030,378                   984,678
12/31/99         859,531               1,043,397                   921,555
 6/30/00         887,066               1,062,102                   975,409

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Company Value Fund Class I/1/, the Russell 2000 Value and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS Shares prior to its inception is based on the performance of Class I Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS Shares. Class I Shares pays no 12b-1 fee. If these fees had been reflected returns would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                        Select Small Company Value Fund
                         Portfolio Manager Commentary

Portfolio Management

The Evergreen Select Small Company Value Fund has been lead-managed by Jordan Alexander, CFA since January 2000. Mr. Alexander joined Evergreen Asset Management Corp. in 1998, and is now a Vice President of the firm. Earlier in his career, he was a healthcare associate analyst at PaineWebber Incorporated and a senior financial analyst and auditor at Arthur Andersen LLP.

                       [PHOTO OF JORDAN ALEXANDER, CFA]

                             Jordan Alexander, CFA

Performance

Over the full twelve-month fiscal year, the Evergreen Select Small Company Value Fund performed consistently with relevant benchmarks. The Fund's Class I Shares had a return of -1.89% for the twelve-month period ended June 30, 2000, while the Russell 2000 Value Index, the Fund's benchmark, returned -0.94%. Relative performance improved markedly during the final quarter of the fiscal year when the Fund generated a return of 5.30%, while the Russell 2000 Value Index returned 1.95%.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                    $68,021,431
Number of Holdings                                                          103
P/E Ratio                                                                 21.3x

Strategy

In early 2000, the Fund's portfolio was restructured to include an increased weighting in health care, technology and energy, and a decreased emphasis in consumer cyclicals and financial services stocks. The increased weightings in health care and technology were major factors in the strong improvement during the final three months of the fiscal year, while the increased emphasis on energy companies also contributed to the out-performance.

Stock selections in health care and technology were the greatest individual contributors to the Fund's returns for the twelve months period ended June 30, 2000.

Leading performers in the health care sector included Arthrocare, Alpharma and Jones Pharma. Arthrocare, which manufactures equipment used in arthroscopic surgery, rose 159.8% for the twelve-month period. Alpharma, a generic pharmaceutical company, also contributed to the favorable performance with a gain of 75.0% in the period. Alpharma produces generic pharmaceutical products for the U.S. and European markets, and also operates animal health and fine chemicals businesses. The company announced the acquisition of an animal feed additive business that is expected to contribute to accelerated earnings growth next year. The stock of Jones Pharma, a specialty pharmaceutical company focused in endocrinology and emergency care, appreciated 128.2% for the twelve-month period on strong earnings growth.

In technology, the leading performers were Hadco and CSG Systems. Hadco, a printed circuit-board manufacturer, appreciated 182.4% for the twelve months. Sanmina, a contract manufacturer, acquired the company. CSG Systems, which provides customer care and billing systems for the communications market, gained 114.1% for the twelve months.

                                   EVERGREEN
                        Select Small Company Value Fund
                         Portfolio Manager Commentary

                                 Top 5 Sectors
                                 -------------
                    (as a percentage of 6/30/2000 net assets)

Financials                                                                20.0%
--------------------------------------------------------------------------------
Health Care                                                               17.8%
--------------------------------------------------------------------------------
Information Technology                                                    17.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    10.4%
--------------------------------------------------------------------------------
Energy                                                                     9.4%
--------------------------------------------------------------------------------

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

AmeriSource Health Corp., Class A                                          2.4%
--------------------------------------------------------------------------------
Civic Bancorp                                                              2.3%
--------------------------------------------------------------------------------
Eastern Enterprises                                                        2.3%
--------------------------------------------------------------------------------
Alpharma, Inc., Class A                                                    2.3%
--------------------------------------------------------------------------------
Michael Foods, Inc.                                                        2.2%
--------------------------------------------------------------------------------
MDU Resources Group, Inc.                                                  1.9%
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Class A                                      1.9%
--------------------------------------------------------------------------------
Mid-State Bancshares                                                       1.8%
--------------------------------------------------------------------------------
Alza Corp.                                                                 1.8%
--------------------------------------------------------------------------------
Helix Technology Corp.                                                     1.8%
--------------------------------------------------------------------------------

Outlook

We continue to have a favorable outlook for the stocks in the portfolio. We have found many good companies selling at reasonable stock valuations at a time when there is evidence of renewed investor interest in small-cap value stocks. Relative to large-cap companies, small-caps trade at more attractive valuations and we believe small-caps can generate stronger earnings growth this year. The reasonable prices of these stocks, combined with continued stock buybacks and merger-and-acquisition activity, increases the potential for strong small-cap performance.

Indications that the Federal Reserve Board may be approaching the end of its current cycle of short-term interest rate increases are another positive for small-cap stocks, which have generally out-performed in a declining rate environment in the past. Stabilization of interest rates also would create a more favorable environment for those sectors, such as consumer cyclicals and financials, which have under-performed during the past year.

In July 2000 the Evergreen Select Small Company Value Fund was merged into the Evergreen Select Small Cap Value Fund.

                                   EVERGREEN
                         Select Social Principles Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies, average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.

                                    Process

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board Standards.

                                   Benchmark

                      Standard & Poor's MidCap 400 Index
                               (S&P MidCap 400)

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS Shares from 11/24/1997 to its inception is based on the performance of Class I Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS Shares. Class I Shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS Shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 5/31/1988                 Class I        Class IS
Class Inception Date                              11/24/1997      3/12/1998
--------------------------------------------------------------------------------
Average Annual Returns

1 year                                              19.69%          19.39%
5 years                                             15.58%          15.27%
10 years                                            15.17%          14.89%
12-month income dividends per share                 $0.14           $0.09
12-month capital gain distributions per share       $8.48           $8.48

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

           Select Social    Consumer Price    S & P 400 Midcap
             Principles       Index - US        Total Return

6/30/90      1,000,000         1,000,000          1,000,000
6/30/91      1,070,817         1,046,959          1,128,418
6/30/92      1,205,555         1,079,292          1,337,790
6/30/93      1,509,253         1,111,624          1,641,334
6/30/94      1,431,946         1,139,338          1,640,132
6/30/95      2,000,767         1,173,980          2,005,057
6/30/96      2,409,838         1,206,313          2,437,143
6/30/97      2,836,491         1,234,026          3,005,611
6/30/98      3,424,178         1,254,811          3,814,137
6/30/99      3,456,145         1,279,446          4,467,439
6/30/00      4,136,916         1,318,838          5,227,381

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Social Principles Fund Class I/1/, the S&P MidCap 400 and the Consumer Price Index (CPI).

The S&P MidCap 400 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                         Select Social Principles Fund
                         Portfolio Manager Commentary

Portfolio Management Team

             [PHOTO]                                 [PHOTO]
            Jay Zelko                        Timothy M. Stevenson, CFA

                                   [PHOTO]
                                 Eric M. Teal

Performance

For the twelve-month period ended June 30, 2000, the Evergreen Select Social Principles Fund, Class I Shares returned 19.69%, which outpaced the performance of its benchmark, the S&P Midcap 400 Index, which returned 16.98% for the same period. A majority of the portfolio's sectors enjoyed strong relative returns during this period.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                    $84,800,752
Number of Holdings                                                           77
P/E Ratio                                                                 21.5x

Environment

The investment environment has vastly improved for mid-cap stocks. Over the twelve-month period ended June 30, 2000, mid-cap stocks have out-performed both small-cap and large-cap stocks. The rotation into mid-cap stocks was driven primarily by the valuation disparity between mid- and large-cap stocks. In addition, many of the "newest" and "hottest" growth areas are the focus of mid-cap companies; such as biotechnology, business-to-business commerce and web development.

Over the last twelve months we have witnessed ideal economic conditions; strong economic growth, benign inflation and low unemployment. Also, corporations posted strong earnings gains, prompting investors to shrug off negative information and drive stock prices higher.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    28.2%
Financials                                                                14.1%
Consumer Discretionary                                                    12.9%
Health Care                                                                9.1%
Industrials                                                                7.6%

Strategy

Within a number of the portfolio's sector weightings, we remained strategically positioned to capitalize on specific subsectors that enjoy strong fundamentals. Technology was the strongest contributor to performance. The Fund's technology holdings emphasized semi-conductor and software manufacturers. The Fund experienced strong performance from its largest holding, Siebel Systems, the leader in customer relationship software. Other strong

                                   EVERGREEN
                         Select Social Principles Fund
                         Portfolio Manager Commentary

performers were Redback Networks, Ariba, Real Networks and Sanmina. These companies are leaders in their industry and are revolutionizing the information world.

In consumer staples, our holdings of Nabisco and Keebler advanced sharply as Nabisco agreed to be acquired for $55.00 a share and Keebler moved higher in sympathy as investors speculated on a possible acquisition.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Siebel Systems, Inc.                                                       6.6%
--------------------------------------------------------------------------------
Qwest Communications International, Inc.                                   4.3%
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                                                           3.7%
--------------------------------------------------------------------------------
Keebler Foods Co.                                                          2.7%
--------------------------------------------------------------------------------
South Trust Corp.                                                          2.6%
--------------------------------------------------------------------------------
El Paso Energy Corp.                                                       2.3%
--------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., Class A                                    2.3%
--------------------------------------------------------------------------------
Novellus Systems, Inc.                                                     2.2%
--------------------------------------------------------------------------------
Newpark Resources, Inc.                                                    2.1%
--------------------------------------------------------------------------------
Inktomi Corp.                                                              2.1%
--------------------------------------------------------------------------------

Outlook

In July 2000, the Evergreen Select Social Principles Fund was merged into the Evergreen Special Equity Fund.

                                   EVERGREEN
                         Select Strategic Growth Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity Fund that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

                                    Process

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

                                   Benchmark

                           Russell 1000 Growth Index
                             (Russell 1000 Growth)

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS Shares from 11/24/1997 to its inception is based on the performance of Class I Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS Shares. Class I Shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS Share are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1994                  Class I        Class IS
Class Inception Date                                11/24/1997       2/27/1998

Average Annual Returns
1 year                                                52.26%           51.87%
5 years                                               31.44%           31.10%
Since Portfolio Inception                             32.75%           32.40%
12-month income dividends per share                   $0.03            $0.00
12-month capital gain distributions per share         $8.05            $8.05

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

            Select Strategic    Consumer Price
                Growth I           Index - US     Russell 1000 Growth

12/31/94       1,000,000            1,000,000          1,000,000
 6/30/95       1,209,641            1,018,704          1,202,924
 6/30/96       1,516,114            1,046,760          1,537,472
 6/30/97       2,004,134            1,070,808          2,019,276
 6/30/98       2,621,608            1,088,844          2,653,042
 6/30/99       3,124,954            1,110,220          3,376,522
 6/30/00       4,757,758            1,144,403          4,242,433

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Growth Fund Class I/1/, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                         Select Strategic Growth Fund
                         Portfolio Manager Commentary

Portfolio Management Team

David M. Chow, CFA and W. Shannon Reid, CFA manage the Evergreen Select Strategic Growth Fund. They have over 29 years combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills. Their disciplined approach seeks consistency of results and superior service.

              [PHOTO]                               [PHOTO]
          DAVID M. CHOW, CFA               OF W. SHANNON REID, CFA

Performance

For the twelve-month period ended June 30, 2000, the Evergreen Select Strategic Growth Fund Class I shares returned 52.26%. This performance significantly outpaced the Fund's benchmark, the Russell 1000 Growth Index, which returned 25.66%.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                   $841,337,427
-------------------------------------------------------------------------------
Number of Holdings                                                           57
-------------------------------------------------------------------------------
P/E Ratio                                                                 43.1x
-------------------------------------------------------------------------------

Environment

A strong domestic economy, an improving global economic outlook and the absence of signs of inflation drove stock market indices upward through the first eight and one half months of the reporting period. However, psychology turned negative in April due to a combination of record valuation levels, signs of incipient inflation, rising interest rates and an increasingly concerned Federal Reserve Board.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                    52.8%
--------------------------------------------------------------------------------
Health Care                                                               11.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     8.5%
--------------------------------------------------------------------------------
Industrials                                                                7.8%
--------------------------------------------------------------------------------
Consumer Staples                                                           7.7%
--------------------------------------------------------------------------------

Strategy

The Fund's management team operates under the principle that superior investment returns can be achieved by owning a diversified portfolio of established companies which will deliver superior and sustainable earnings growth. Our investment process employs a combination of quantitative and qualitative investment analysis that identifies companies with a history of strong, stable earnings growth, strong current business fundamentals and rising earnings expectations.

This methodology has led us to a significant investment in the information technology sector. As of June 30, 2000, this group represented 52.8% of the Fund's holdings. Within this sector we continue to emphasize three trends: technological advances in communications networks, the growth in demand for enterprise information storage solutions and software solutions providers for business-to-business electronic commerce.

                                   EVERGREEN
                         Select Strategic Growth Fund
                         Portfolio Manager Commentary

Cisco Systems and Nortel Networks, two of the Fund's larger holdings, are prime beneficiaries of the first trend. Cisco is the dominant player in data communications infrastructure equipment controlling more than three quarters of the market for key internet backbone products such as routers and switches. Nortel is the leading provider of advanced fiber optic communications systems utilizing a relatively new technology called dense-wavelength divisional multiplexing. Within the enterprise information storage sector, two of our favorite names are Network Appliances and Brocade Communications. These two companies face promising futures as the global economy increasingly becomes information based and corporations search for efficient methods to store, manage and access their information databases. Beneficiaries of our third theme, business-to-business electronic commerce, are Fund holdings such as software companies Siebel Systems and Mercury Interactive.

Health care represented the Fund's second largest sector weighting at 11.9%. Pharmaceutical companies such as Pfizer and Schering Plough continue to deliver steady, double digit earnings growth quarter-after-quarter and have been long time holdings in the Fund. Recently, we started to add hospital management stocks such as HCA Healthcare where we sensed that pressures on reimbursement rates are lessening.

Our exposure to the consumer discretionary companies at 8.5% represents our third largest sector weighting. Industry leaders such as WalMart and Home Depot are our major holdings in this group. Rounding out our sector weightings are industrials at 7.8%, consumer staples at 7.7%, finance at 2.8% and utilities at 0.9%.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                       6.7%
-------------------------------------------------------------------------------
Pfizer, Inc.                                                               5.8%
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        5.3%
-------------------------------------------------------------------------------
EMC Corp.                                                                  3.3%
-------------------------------------------------------------------------------
Mercury Interactive Corp.                                                  2.8%
-------------------------------------------------------------------------------
Remedy Corp.                                                               2.8%
-------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                     2.8%
-------------------------------------------------------------------------------
Johnson & Johnson                                                          2.7%
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                      2.6%
-------------------------------------------------------------------------------
Microsoft Corp.                                                            2.4%
-------------------------------------------------------------------------------

Outlook

The past several years have been extraordinary for growth stock investors. Returns of this magnitude cannot continue indefinitely. Nevertheless, we remain positive. Growth stock investing is ultimately about identifying companies that will produce superior and sustainable earnings growth. Given the revolutionary events taking place in the fields of information technology, economics and global politics, we believe these opportunities are more abundant than ever.

                                   EVERGREEN
                          Select Strategic Value Fund
                     Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Select Strategic Value Fund is a value-style equity Fund which emphasizes large- and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

                                    Process

Following the initial screen by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs an intensive research effort digging deep for indications of value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.

                                   Benchmark

                           Russell 1000 Value Index
                             (Russell 1000 Value)

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS Shares from 11/24/1997 to its inception is based on the performance of Class I Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS Shares. Class I Shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS Share are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1981                Class I         Class IS
Class Inception Date                              11/24/1997       3/11/1998

Average Annual Returns
1 year                                              -7.33%           -7.56%
5 years                                             14.50%           14.23%
10 years                                            13.33%           13.05%
12-month income dividends per share                 $2.90            $2.36
12-month capital gain distributions per share       $4.19            $4.19

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Select Strategic    Consumer Price
               Value Fund;        Index - US      Russell 1000 Value

6/30/90        1,000,000          1,000,000           1,000,000
6/30/91          980,815          1,046,959           1,053,395
6/30/92        1,092,611          1,079,292           1,221,358
6/30/93        1,340,835          1,111,624           1,489,425
6/30/94        1,392,832          1,139,338           1,513,599
6/30/95        1,784,385          1,173,980           1,822,760
6/30/96        2,074,155          1,206,313           2,271,679
6/30/97        2,809,348          1,234,026           3,025,515
6/30/98        3,489,922          1,254,811           3,898,325
6/30/99        3,798,062          1,279,446           4,536,347
6/30/00        3,519,415          1,318,838           4,132,076

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Value Fund Class I/1/, the Russell 1000 Value and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders

All data is as of June 30, 2000 and subject to change.

                                   EVERGREEN
                          Select Strategic Value Fund
                         Portfolio Manager Commentary

Portfolio Management

                                    [PHOTO]
                               TIMOTHY O'GRADY

Timothy O'Grady manages the Evergreen Select Strategic Value Fund. Mr. O'Grady incorporates a team-oriented approach to indentify the most attractive opportunities in the market and adhere to the style-specific objectives of the Fund.

Performance

For the twelve-month period ended June 30, 2000, the -7.33% return of the Evergreen Select Strategic Value Fund, Class I Shares, outpaced that of its benchmark, the Russell 1000 Value Index, which returned -8.92% for the same period. Strong relative performance during the period can be attributed to strategic over-weighting within the technology sector during the first half of this fiscal period. Conversely, trimming back on technology during the second half of this period, during the market volatility in March and April, was instrumental in the Fund's out-performance over the index during this fiscal year.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                                   $757,194,228
Number of Holdings                                                           43
P/E Ratio                                                                 22.1x

Environment

Investor focus on large-capitalization growth companies, and, in particular, technology companies continued for the past twelve months ending June 30, 2000, furthering a two-year trend. Since 1997, growth investing has advanced in an almost unbroken fashion, save for the second quarter of 1999 and for the March through May period of this year. In fact, investor capitulation to growth stocks accelerated during the second half of 1999 and in to the first two months of 2000, as the technology laden NASDAQ Index soared to record highs. As a large-capitalization value investor the current market environment has been challenging.

The performance of growth stocks relative to value shares during this period can be justified on the basis that most have experienced strong and rising earnings per share growth and future expectations of growth in earnings relative to value stocks. However, our sense is we are beginning to see the early signals of a change in market leadership. We base our viewpoint on fundamental reasons and valuation measures. On the fundamental front, corporate earnings momentum continues positive both on an absolute basis and relative to expectations. An acceleration in corporate earnings historically serves as a major catalyst for rotation towards economically sensitive issues and away from growth stocks. From a valuation standpoint, value stocks are trading at the biggest discount to growth since the secular bear market in 1974. Stated differently, growth stocks now command a 125% premium over value stocks. This lacks historical precedent; moreover, an unacceptable level of risk is now assigned to their valuation. The continued bullish sentiment towards technology companies and the forces behind their spectacular advance somewhat defy traditional valuation measures.

                                   EVERGREEN
                          Select Strategic Value Fund
                         Portfolio Manager Commentary

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Financials                                                                24.1%
--------------------------------------------------------------------------------
Energy                                                                    16.7%
--------------------------------------------------------------------------------
Telecommunication Services                                                13.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.4%
--------------------------------------------------------------------------------
Information Technology                                                    10.7%
--------------------------------------------------------------------------------

Strategy

From a strategy standpoint we utilized strength in the share price of our technology holdings to reduce our overall exposure to the sector. Our focus is to limit our exposures to industry leaders. Intel and Motorola are two such examples. Our approach towards financial services is to under-weight the group. Our strategy is to identify and hold financial institutions whose business models differentiate themselves from their peers and are likely to be the key determinant in driving results. In our assessment, Citigroup and Merrill Lynch possess scale, breadth and intermediation of products and services, and, importantly, superior technology platforms, meeting our criteria. In the consumer discretionary area we elected to sell our positions in V.F. Corporation and Sears, while initiating a position in Lowe's. Lowe's increasing share and position in the home improvement and construction markets provides an underpinning of confidence in the company's earnings prospects. In consumer staples, we added Walt Disney where we believe the company's branded content is an undervalued asset. Further investment in the sector was made with the addition of Cablevision and Adelphia Communications. Both companies are cable broadband communication providers, operating in attractive markets with strong cable assets and services. Our positioning in basic industry has been misguided and has penalized results. As described earlier, the market continues to reward stocks exhibiting more "growth" characteristics or a growth orientation in their business model--the so-called "new economy" stocks. As a result, exposure to basic cyclicals of any stripe has proven to be less than beneficial even to those companies showing strong earnings gains. Against this backdrop, action was taken to remove U.S. Steel as a holding. In our opinion, the deep cyclical nature of the company's business is unlikely to sustain any reasonable period where its stock price is likely to out-perform the market. Finally, during the past twelve months we increased our commitment to the energy sector. In our assessment, the fundamentals and forward prospects for the group are attractive, as well as their valuation metrics.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Exxon Mobil Corp.                                                          4.6%
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                  4.2%
-------------------------------------------------------------------------------
Citigroup, Inc.                                                            3.5%
-------------------------------------------------------------------------------
Mellon Financial Corp.                                                     3.5%
-------------------------------------------------------------------------------
Chase Manhattan Corp.                                                      3.4%
-------------------------------------------------------------------------------
Wells Fargo Co.                                                            3.2%
-------------------------------------------------------------------------------
The Williams Companies, Inc.                                               3.1%
-------------------------------------------------------------------------------
GTE Corp.                                                                  3.1%
-------------------------------------------------------------------------------
Alcoa, Inc.                                                                3.1%
-------------------------------------------------------------------------------
Disney, Inc.                                                               3.0%
-------------------------------------------------------------------------------

                                   EVERGREEN
                          Select Strategic Value Fund
                         Portfolio Manager Commentary

Outlook


Economic data released during June generally supported the thesis that the Federal Reserve was close to the end of its tightening phase. Many pundits, including growth investors rushed back into the old growth leadership, believing interest rates have peaked for this cycle. Performance between the two major equity styles, growth and value, were determined by the perceived future direction of interest rates.

From our perspective, growth stocks look no more attractive today then they did back during the first quarter. The need to own breakaway technology stocks continues to stretch the current unprecedented valuation differential between growth and value companies. The soft-landing thesis has become very popularized recently. So much so that complacency has become the mindset of many. Our sense is looking through the window of the second quarter is not extremely helpful in viewing the current and future direction of the equity market. It provides an explanation of short-term trends, only. In our opinion, from a longer-term perspective, the relative valuation and earnings environment still favors value stocks.

                                   EVERGREEN
                              Select Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended June 30,
                                                 ----------------------------
                                                   2000      1999    1998 (a)
CLASS I SHARES
Net asset value, beginning of period             $  13.56  $  13.39  $  12.58
                                                 --------  --------  --------
Income from investment operations
Net investment income                                0.44      0.46      0.16
Net realized and unrealized gains on securities      2.09      0.27      0.81
                                                 --------  --------  --------
Total from investment operations                     2.53      0.73      0.97
                                                 --------  --------  --------
Distributions to shareholders from
Net investment income                               (0.46)    (0.42)    (0.16)
Net realized gains                                  (0.53)    (0.14)        0
                                                 --------  --------  --------
Total distributions to shareholders                 (0.99)    (0.56)    (0.16)
                                                 --------  --------  --------
Net asset value, end of period                   $  15.10  $  13.56  $  13.39
                                                 --------  --------  --------
Total return                                        19.52%     5.70%     7.76%
Ratios and supplemental data
Net assets, end of period (thousands)            $601,453  $658,733  $723,850
Ratios to average net assets
 Expenses++                                          0.65%     0.69%     0.70%+
 Net investment income                               3.04%     3.47%     2.80%+
Portfolio turnover rate                               163%       60%       37%

                                                    Year Ended June 30,
                                                 ----------------------------
                                                   2000      1999    1998 (b)
CLASS IS SHARES
Net asset value, beginning of period             $  13.59  $  13.42  $  13.34
                                                 --------  --------  --------
Income from investment operations
Net investment income                                0.43      0.35      0.07
Net realized and unrealized gains on securities      2.08      0.35      0.09
                                                 --------  --------  --------
Total from investment operations                     2.51      0.70      0.16
                                                 --------  --------  --------
Distributions to shareholders from
Net investment income                               (0.43)    (0.39)    (0.08)
Net realized gains                                  (0.53)    (0.14)        0
                                                 --------  --------  --------
Total distributions to shareholders                 (0.96)    (0.53)    (0.08)
                                                 --------  --------  --------
Net asset value, end of period                   $  15.14  $  13.59  $  13.42
                                                 --------  --------  --------
Total return                                        19.23%     5.43%     1.23%
Ratios and supplemental data
Net assets, end of period (thousands)            $  1,039  $    405  $    215
Ratios to average net assets
 Expenses++                                          0.89%     0.93%     0.95%+
 Net investment income                               2.74%     3.35%     2.58%+
Portfolio turnover rate                               163%       60%       37%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b) For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended June 30,
                                       ----------------------------------
                                          2000        1999      1998 (a)
CLASS I SHARES
Net asset value, beginning of period   $    92.30  $    92.59  $    82.97
                                       ----------  ----------  ----------
Income from investment operations
Net investment income                        0.41        0.72        0.51
Net realized and unrealized gains on
 securities                                  6.16        7.51        9.62
                                       ----------  ----------  ----------
Total from investment operations             6.57        8.23       10.13
                                       ----------  ----------  ----------
Distributions to shareholders from
Net investment income                       (0.40)      (0.69)      (0.51)
Net realized gains                          (9.10)      (7.83)          0
                                       ----------  ----------  ----------
Total distributions to shareholders         (9.50)      (8.52)      (0.51)
                                       ----------  ----------  ----------
Net asset value, end of period         $    89.37  $    92.30  $    92.59
                                       ----------  ----------  ----------
Total return                                 7.71%       9.82%      12.23%
Ratios and supplemental data
Net assets, end of period (thousands)  $2,485,896  $1,913,483  $1,952,436
Ratios to average net assets
 Expenses++                                  0.70%       0.67%       0.70%+
 Net investment income                       0.47%       0.83%       0.96%+
Portfolio turnover rate                        42%         55%         22%

                                             Year Ended June 30,
                                       ----------------------------------
                                          2000        1999      1998 (b)
CLASS IS SHARES
Net asset value, beginning of period   $    86.54  $    87.33  $    80.21
                                       ----------  ----------  ----------
Income from investment operations
Net investment income                        0.19        0.48        0.27
Net realized and unrealized gains on
 securities                                  5.75        7.02        7.16
                                       ----------  ----------  ----------
Total from investment operations             5.94        7.50        7.43
                                       ----------  ----------  ----------
Distributions to shareholders from
Net investment income                       (0.19)      (0.46)      (0.31)
Net realized gains                          (9.10)      (7.83)          0
                                       ----------  ----------  ----------
Total distributions to shareholders         (9.29)      (8.29)      (0.31)
                                       ----------  ----------  ----------
Net asset value, end of period         $    83.19  $    86.54  $    87.33
                                       ----------  ----------  ----------
Total return                                 7.45%       9.53%       9.27%
Ratios and supplemental data
Net assets, end of period (thousands)  $   52,699  $   30,240  $   18,244
Ratios to average net assets
 Expenses++                                  0.95%       0.92%       0.95%+
 Net investment income                       0.21%       0.56%       0.60%+
Portfolio turnover rate                        42%         55%         22%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended June 30,
                                                 ----------------------------
                                                   2000      1999    1998 (a)
CLASS I SHARES
Net asset value, beginning of period             $  27.65  $  26.22  $  23.81
                                                 --------  --------  --------
Income from investment operations
Net investment income                                0.13      0.22      0.14
Net realized and unrealized gains on securities
 and futures contracts                               1.70      2.06      2.41
                                                 --------  --------  --------
Total from investment operations                     1.83      2.28      2.55
                                                 --------  --------  --------
Distributions to shareholders from
Net investment income                               (0.15)    (0.20)    (0.14)
Net realized gains                                  (1.08)    (0.65)        0
                                                 --------  --------  --------
Total distributions to shareholders                 (1.23)    (0.85)    (0.14)
                                                 --------  --------  --------
Net asset value, end of period                   $  28.25  $  27.65  $  26.22
                                                 --------  --------  --------
Total return                                         6.78%     9.08%    10.72%
Ratios and supplemental data
Net assets, end of period (thousands)            $481,460  $606,355  $797,352
Ratios to average net assets
 Expenses++                                          0.60%     0.62%     0.68%+
 Net investment income                               0.47%     0.88%     1.24%+
Portfolio turnover rate                                95%       76%       56%

                                                    Year Ended June 30,
                                                 ----------------------------
                                                   2000      1999    1998 (b)
CLASS IS SHARES
Net asset value, beginning of period             $  27.33  $  25.93  $  26.56
                                                 --------  --------  --------
Income from investment operations
Net investment income                                0.06      0.12      0.06
Net realized and unrealized gains or losses on
 securities and futures contracts                    1.68      2.07     (0.64)
                                                 --------  --------  --------
Total from investment operations                     1.74      2.19     (0.58)
                                                 --------  --------  --------
Distributions to shareholders from
Net investment income                               (0.08)    (0.14)    (0.05)
Net realized gains                                  (1.08)    (0.65)        0
                                                 --------  --------  --------
Total distributions to shareholders                 (1.16)    (0.79)    (0.05)
                                                 --------  --------  --------
Net asset value, end of period                   $  27.91  $  27.33  $  25.93
                                                 --------  --------  --------
Total return                                         6.51%     8.77%    (2.19%)
Ratios and supplemental data
Net assets, end of period (thousands)            $  1,384  $  1,384  $    210
Ratios to average net assets
 Expenses++                                          0.85%     0.88%     0.93%+
 Net investment income                               0.21%     0.62%     0.80%+
Portfolio turnover rate                                95%       76%       56%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b) For the period from March 31, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended June 30,
                                                 ----------------------------
                                                   2000   1999(a)(c)1998(b)(c)
CLASS I SHARES
Net asset value, beginning of period             $  48.35  $  50.74  $  45.05
                                                 --------  --------  --------
Income from investment operations
Net investment income                                0.23      0.40      0.23
Net realized and unrealized gains on securities      1.84      2.81      5.70
                                                 --------  --------  --------
Total from investment operations                     2.07      3.21      5.93
                                                 --------  --------  --------
Distributions to shareholders from
Net investment income                               (0.23)    (0.40)    (0.24)
Net realized gains                                  (6.51)    (5.20)        0
                                                 --------  --------  --------
Total distributions to shareholders                 (6.74)    (5.60)    (0.24)
                                                 --------  --------  --------
Net asset value, end of period                   $  43.68  $  48.35  $  50.74
                                                 --------  --------  --------
Total return                                         4.70%     7.12%    13.18%
Ratios and supplemental data
Net assets, end of period (thousands)            $277,163  $438,375  $497,534
Ratios to average net assets
 Expenses++                                          0.71%     0.68%     0.71%+
 Net investment income                               0.51%     0.79%     0.80%+
Portfolio turnover rate                                25%       46%       42%

                                                    Year Ended June 30,
                                                 ----------------------------
                                                  2000 #   1999 (a)  1998 (d)
CLASS IS SHARES
Net asset value, beginning of period             $  48.33  $  50.74  $  49.75
                                                 --------  --------  --------
Income from investment operations
Net investment income                                0.12      0.28      0.08
Net realized and unrealized gains on securities      1.84      2.81      1.00
                                                 --------  --------  --------
Total from investment operations                     1.96      3.09      1.08
                                                 --------  --------  --------
Distributions to shareholders from
Net investment income                               (0.14)    (0.30)    (0.09)
Net realized gains                                  (6.51)    (5.20)        0
                                                 --------  --------  --------
Total distributions to shareholders                 (6.65)    (5.50)    (0.09)
                                                 --------  --------  --------
Net asset value, end of period                   $  43.64  $  48.33  $  50.74
                                                 --------  --------  --------
Total return                                         4.45%     6.83%     2.17%
Ratios and supplemental data
Net assets, end of period (thousands)            $    165  $    382  $    301
Ratios to average net assets
 Expenses++                                          0.96%     0.93%     0.96%+
 Net investment income                               0.28%     0.53%     0.57%+
Portfolio turnover rate                                25%       46%       42%

(a) The Fund redesignated $0.02 per share for Class I and IS of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.
(b) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(d) For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Secular Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended June 30,
                                                ----------------------
                                                   2000      1999 (a)
CLASS I SHARES
Net asset value, beginning of period            $    99.99   $  100.00
                                                ----------   ---------
Income from investment operations
Net investment income (loss)                         (0.35)       0.15
Net realized and unrealized gains or losses on
 securities                                          50.07       (0.01)
                                                ----------   ---------
Total from investment operations                     49.72        0.14
                                                ----------   ---------
Distributions to shareholders from
Net investment income                                    0       (0.15)
Net realized gains                                   (3.27)          0
                                                ----------   ---------
Total distributions to shareholders                  (3.27)      (0.15)
                                                ----------   ---------
Net asset value, end of period                  $   146.44   $   99.99
                                                ----------   ---------
Total return                                         50.60%       0.14%
Ratios and supplemental data
Net assets, end of period (thousands)           $  917,548   $  40,128
Ratios to average net assets
 Expenses++                                           0.71%       0.71%+
 Net investment income (loss)                        (0.24%)      0.18%+
Portfolio turnover rate                                137%         65%

                                                Year Ended June 30,
                                                ----------------------
                                                   2000      1999 (a)
CLASS IS SHARES
Net asset value, beginning of period            $    99.95   $  100.00
                                                ----------   ---------
Income from investment operations
Net investment income (loss)                         (0.45)       0.21
Net realized and unrealized gains or losses on
 securities                                          49.75       (0.15)
                                                ----------   ---------
Total from investment operations                     49.30        0.06
                                                ----------   ---------
Distributions to shareholders from
Net investment income                                    0       (0.11)
Net realized gains                                   (3.27)          0
                                                ----------   ---------
Total distributions to shareholders                  (3.27)      (0.11)
                                                ----------   ---------
Net asset value, end of period                  $   145.98   $   99.95
                                                ----------   ---------
Total return                                         50.19%       0.06%
Ratios and supplemental data
Net assets, end of period (thousands)           $    1,212   $       1
Ratios to average net assets
 Expenses++                                           0.97%       0.96%+
 Net investment income (loss)                        (0.53%)      0.63%+
Portfolio turnover rate                                137%         65%

(a) For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                              Year Ended
                            Year Ended June 30,              February 28,
                         -----------------------------    --------------------     Year Ended
                           2000      1999     1998 (a)    1998 #    1997 (b) #  June 30, 1996 (c)
CLASS I SHARES
Net asset value,
 beginning of period     $  13.65   $ 13.12   $ 13.23     $ 11.28     $11.65         $10.00
                         --------   -------   -------     -------     ------         ------
Income from investment
 operations
Net investment loss         (0.07)    (0.08)    (0.03)      (0.06)     (0.04)         (0.03)
Net realized and
 unrealized gains or
 losses on securities        9.18      0.63     (0.08)       2.48      (0.16)          1.68
                         --------   -------   -------     -------     ------         ------
Total from investment
 operations                  9.11      0.55     (0.11)       2.42      (0.20)          1.65
                         --------   -------   -------     -------     ------         ------
Distributions to
 shareholders from
Net realized gains              0     (0.02)        0       (0.47)     (0.17)             0
                         --------   -------   -------     -------     ------         ------
Total distributions to
 shareholders                   0     (0.02)        0       (0.47)     (0.17)             0
                         --------   -------   -------     -------     ------         ------
Net asset value, end of
 period                  $  22.76   $ 13.65   $ 13.12     $ 13.23     $11.28         $11.65
                         --------   -------   -------     -------     ------         ------
Total return                66.74%     4.22%    (0.83%)     21.67%     (1.75%)        16.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $159,444   $70,114   $69,283     $47,524     $2,888         $2,446
Ratios to average net
 assets
 Expenses++                  0.93%     1.02%     1.01%+      0.92%      1.00%+         1.00%+
 Net investment loss        (0.42%)   (0.68%)   (0.62%)+    (0.48%)    (0.57%)+       (0.45%)+
Portfolio turnover rate       312%      165%       54%        166%       123%            57%

(a) For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
(b) For the period form July 1, 1996 to February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
(c) For the period from December 28, 1995 (commencement of class operations) to June 30, 1996.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
# Net investment loss is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended June 30,
                                                -----------------------------
                                                 2000       1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of period            $  8.94   $  10.09   $ 10.00
                                                -------   --------   -------
Income from investment operations
Net investment income                              0.04       0.03      0.04
Net realized and unrealized gains or losses on
 securities                                       (0.21)     (1.12)     0.09
                                                -------   --------   -------
Total from investment operations                  (0.17)     (1.09)     0.13
                                                -------   --------   -------
Distributions to shareholders from
Net investment income                             (0.04)     (0.03)    (0.04)
Net realized gains                                    0      (0.03)        0
                                                -------   --------   -------
Total distributions to shareholders               (0.04)     (0.06)    (0.04)
                                                -------   --------   -------
Net asset value, end of period                  $  8.73   $   8.94   $ 10.09
                                                -------   --------   -------
Total return                                      (1.89%)   (10.73%)    1.28%
Ratios and supplemental data
Net assets, end of period (thousands)           $66,685   $108,180   $77,647
Ratios to average net assets
 Expenses++                                        0.96%      0.97%     1.01%+
 Net investment income                             0.44%      0.29%     0.68%+
Portfolio turnover rate                             104%        48%       23%

                                                            Year Ended June
                                                                  30,
                                                           -------------------
                                                           2000 #   1999 (b) #
CLASS IS SHARES
Net asset value, beginning of period                       $ 8.64     $8.56
                                                           ------     -----
Income from investment operations
Net investment income                                        0.04         0
Net realized and unrealized gains or losses on securities   (0.20)     0.08
                                                           ------     -----
Total from investment operations                            (0.16)     0.08
                                                           ------     -----
Distributions to shareholders from
Net investment income                                       (0.03)        0
                                                           ------     -----
Total distributions to shareholders                         (0.03)        0
                                                           ------     -----
Net asset value, end of period                             $ 8.45     $8.64
                                                           ------     -----
Total return                                                (1.86%)    0.99%
Ratios and supplemental data
Net assets, end of period (thousands)                      $1,337     $   1
Ratios to average net assets
 Expenses++                                                  1.21%     1.24%+
 Net investment income                                       0.50%     0.00%+
Portfolio turnover rate                                       104%       48%

(a) For the period from December 23, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from December 31, 1998 (commencement of class operations) to June 30, 1999.
+   Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended June 30,
                                                 ---------------------------
                                                  2000      1999    1998 (a)
CLASS I SHARES (b)
Net asset value, beginning of period             $ 36.91  $  38.95  $  36.65
                                                 -------  --------  --------
Income from investment operations
Net investment income                               0.13      0.11      0.03
Net realized and unrealized gains on securities     5.29      0.09      2.31
                                                 -------  --------  --------
Total from investment operations                    5.42      0.20      2.34
                                                 -------  --------  --------
Distributions to shareholders from
Net investment income                              (0.14)    (0.14)    (0.04)
Net realized gains                                 (8.48)    (2.10)        0
                                                 -------  --------  --------
Total distributions to shareholders                (8.62)    (2.24)    (0.04)
                                                 -------  --------  --------
Net asset value, end of period                   $ 33.71  $  36.91  $  38.95
                                                 -------  --------  --------
Total return                                       19.69%     0.90%     6.38%
Ratios and supplemental data
Net assets, end of period (thousands)            $84,495  $134,476  $177,187
Ratios to average net assets
 Expenses++                                         0.84%     0.84%     0.86%+
 Net investment income                              0.38%     0.33%     0.12%+
Portfolio turnover rate                               47%       36%       24%

                                                    Year Ended June 30,
                                                 ---------------------------
                                                  2000      1999    1998 (c)
CLASS IS SHARES
Net asset value, beginning of period             $ 36.86  $  38.94  $  38.44
                                                 -------  --------  --------
Income from investment operations
Net investment income (loss)                        0.17     (0.04)    (0.01)
Net realized and unrealized gains on securities     5.15      0.14      0.52
                                                 -------  --------  --------
Total from investment operations                    5.32      0.10      0.51
                                                 -------  --------  --------
Distributions to shareholders from
Net investment income                              (0.09)    (0.08)    (0.01)
Net realized gains                                 (8.48)    (2.10)        0
                                                 -------  --------  --------
Total distributions to shareholders                (8.57)    (2.18)    (0.01)
                                                 -------  --------  --------
Net asset value, end of period                   $ 33.61  $  36.86  $  38.94
                                                 -------  --------  --------
Total return                                       19.39%     0.64%     1.32%
Ratios and supplemental data
Net assets, end of period (thousands)            $   306  $     60  $    205
Ratios to average net assets:
 Expenses++                                         1.09%     1.09%     1.11%+
 Net investment income (loss)                       0.15%     0.06%    (0.12%)+
Portfolio turnover rate                               47%       36%       24%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(c) For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended June 30,
                                       ------------------------------
                                         2000      1999 #    1998 (a)
CLASS I SHARES
Net asset value, beginning of period   $  41.94   $  38.41   $  32.45
                                       --------   --------   --------
Income from investment operations
Net investment income                      0.04       0.08       0.04
Net realized and unrealized gains on
 securities                               18.58       6.80       5.96
                                       --------   --------   --------
Total from investment operations          18.62       6.88       6.00
                                       --------   --------   --------
Distributions to shareholders from
Net investment income                     (0.03)     (0.09)     (0.04)
Net realized gains                        (8.05)     (3.26)         0
                                       --------   --------   --------
Total distributions to shareholders       (8.08)     (3.35)     (0.04)
                                       --------   --------   --------
Net asset value, end of period         $  52.48   $  41.94   $  38.41
                                       --------   --------   --------
Total return                              52.26%     19.22%     18.53%
Ratios and supplemental data
Net assets, end of period (thousands)  $817,618   $481,119   $321,532
Ratios to average net assets
 Expenses++                                0.72%      0.72%      0.72%+
 Net investment income                     0.80%      0.24%      0.19%+
Portfolio turnover rate                     152%       155%        80%

                                          Year Ended June 30,
                                       ------------------------------
                                         2000      1999 #    1998 (b)
CLASS IS SHARES
Net asset value, beginning of period   $  41.83   $  38.36   $  36.10
                                       --------   --------   --------
Income from investment operations
Net investment income (loss)              (0.05)      0.04      (0.08)
Net realized and unrealized gains on
 securities                               18.48       6.73       2.34
                                       --------   --------   --------
Total from investment operations          18.43       6.77       2.26
                                       --------   --------   --------
Distributions to shareholders from
Net investment income                         0      (0.04)         0
Net realized gains                        (8.05)     (3.26)         0
                                       --------   --------   --------
Total distributions to shareholders       (8.05)     (3.30)         0
                                       --------   --------   --------
Net asset value, end of period         $  52.21   $  41.83   $  38.36
                                       --------   --------   --------
Total return                              51.87%     18.88%      6.29%
Ratios and supplemental data
Net assets, end of period (thousands)  $ 23,719   $ 12,650   $  2,373
Ratios to average net assets
 Expenses++                                0.97%      0.97%      0.97%+
 Net investment loss                      (0.17%)    (0.03%)    (0.27%)+
Portfolio turnover rate                     152%       155%        80%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended June 30,
                                                -----------------------------
                                                  2000       1999    1998 (a)
CLASS I SHARES
Net asset value, beginning of period            $ 237.17   $ 226.02  $ 203.35
                                                --------   --------  --------
Income from investment operations
Net investment income                               2.47       3.31      1.60
Net realized and unrealized gains or losses on
 securities                                       (19.42)     15.66     22.67
                                                --------   --------  --------
Total from investment operations                  (16.95)     18.97     24.27
                                                --------   --------  --------
Distributions to shareholders from
Net investment income                              (2.90)     (2.93)    (1.60)
Net realized gains                                 (4.19)     (4.89)        0
                                                --------   --------  --------
Total distributions to shareholders                (7.09)     (7.82)    (1.60)
                                                --------   --------  --------
Net asset value, end of period                  $ 213.13   $ 237.17  $ 226.02
                                                --------   --------  --------
Total return                                       (7.33%)     8.85%    11.95%
Ratios and supplemental data
Net assets, end of period (thousands)           $750,470   $530,995  $287,194
Ratios to average net assets
 Expenses++                                         0.75%      0.71%     0.75%+
 Net investment income                              1.14%      1.61%     1.26%+
Portfolio turnover rate                               31%        41%       12%

                                                   Year Ended June 30,
                                                -----------------------------
                                                  2000       1999    1998 (b)
CLASS IS SHARES
Net asset value, beginning of period            $ 237.23   $ 226.04  $ 223.08
                                                --------   --------  --------
Income from investment operations
Net investment income                               1.93       2.87      0.61
Net realized and unrealized gains or losses on
 securities                                       (19.45)     15.62      3.13
                                                --------   --------  --------
Total from investment operations                  (17.52)     18.49      3.74
                                                --------   --------  --------
Distributions to shareholders from
Net investment income                              (2.36)     (2.41)    (0.78)
Net realized gains                                 (4.19)     (4.89)        0
                                                --------   --------  --------
Total distributions to shareholders                (6.55)     (7.30)    (0.78)
                                                --------   --------  --------
Net asset value, end of period                  $ 213.16   $ 237.23  $ 226.04
                                                --------   --------  --------
Total return                                       (7.56%)     8.60%     1.68%
Ratios and supplemental data
Net assets, end of period (thousands)           $  6,724   $  1,810  $  1,327
Ratios to average net assets
 Expenses++                                         1.00%      0.96%     1.00%+
 Net investment income                              0.87%      1.34%     0.93%+
Portfolio turnover rate                               31%        41%       12%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund
                            Schedule of Investments
                                 June 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - 14.3%
CONSUMER DISCRETIONARY - 2.7%
Food & Drug Retailing - 0.6%
  Albertsons, Inc., 7.45%, 08/01/2029.........    A    $ 3,750,000 $  3,491,565
                                                                   ------------
Household Durables - 0.5%
  Stanley Works, 7.375%, 12/15/2002...........    A      3,299,000    3,312,160
                                                                   ------------
Media - 1.3%
  Comcast Cable Communications, 6.20%,
   11/15/2008.................................   BBB     9,000,000    8,121,861
                                                                   ------------
Multi-line Retail - 0.3%
  Wal-Mart Stores, Inc.:
   8.625%, 04/01/2001.........................   AA      1,000,000    1,011,201
   9.10%, 07/15/2000..........................   AA        500,000      500,265
                                                                   ------------
                                                                      1,511,466
                                                                   ------------
CONSUMER STAPLES - 0.8%
Beverages - 0.1%
  Coca Cola Co., 6.00%, 07/15/2003............   A+        750,000      727,679
                                                                   ------------
Food Products - 0.7%
  General Mills, Inc., Ser. B, 9.00%,
   12/20/2002.................................   A+      3,836,000    3,971,069
                                                                   ------------
ENERGY - 1.4%
Energy Equipment & Services - 0.8%
  Calenergy, Inc., 7.52%, 09/15/2008..........  BBB-     5,000,000    4,845,260
                                                                   ------------
Oil & Gas - 0.6%
  BP Amoco Plc, 9.00%, 04/01/2021.............   AA+     3,069,000    3,562,627
                                                                   ------------
FINANCIALS - 6.8%
Banks - 2.9%
  Bank of America Corp., 6.75%, 03/15/2003....    A      2,302,000    2,263,787
  First Chicago Corp., 9.875%, 08/15/2000.....   A-      3,836,000    3,847,458
  Intl. Bank For Reconstruction & Dev. Co.,
   MTN, 7.95%, 05/15/2016.....................   NA      2,110,000    2,265,262
  NationsBank Corp., 7.625%, 04/15/2005.......    A      7,673,000    7,687,433
  Norwest Corp., MTN, 6.20%, 12/01/2005.......   A+        500,000      474,173
  Republic New York Corp., 8.25%, 11/01/2001..    A        500,000      505,081
  United States Bancorp, 6.75%, 10/15/2005....   A-        500,000      480,947
                                                                   ------------
                                                                     17,524,141
                                                                   ------------
Diversified Financials - 3.2%
  Chrysler Financial Corp., 6.95%,
   03/25/2002.................................   A+        500,000      497,560
  Dean Witter, Discover & Co., 6.75%,
   10/15/2013.................................   AA-     4,220,000    3,799,709
  Ford Motor Credit Co.:
   6.25%, 11/08/2000..........................    A        500,000      498,475
   7.50%, 01/15/2003..........................    A        500,000      499,627
  General Electric Capital Corp., 8.75%,
   03/14/2003.................................   NA      4,200,000    4,358,189
  Jet Equipment Trust, Ser. A10, 9.41%,
   06/15/2010.................................   NR      5,276,303    5,644,631

                                   EVERGREEN
                              Select Balanced Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - continued
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
   7.00%, 04/27/2008..........................   AA-   $ 4,336,000 $  4,110,467
                                                                   ------------
                                                                     19,408,658
                                                                   ------------
Insurance - 0.7%
  Liberty Financial Cos., Inc., 7.625%,
   11/15/2028.................................   A-      5,000,000    4,237,935
                                                                   ------------
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.6%
  Baxter Intl., Inc., 7.25%, 02/15/2008.......    A      3,836,000    3,744,822
                                                                   ------------
INDUSTRIALS - 1.0%
Commercial Services & Supplies - 0.2%
  Waste Management, Inc., 8.75%, 05/01/2018...   BBB     1,074,000      972,152
                                                                   ------------
Paper & Forest Products - 0.8%
  Donohue Forest Products, Inc., 7.625%,
   05/15/2007.................................  BBB-     5,000,000    4,895,275
                                                                   ------------
MATERIALS - 0.9%
Chemicals - 0.9%
  Dow Chemical Co., 8.625%, 04/01/2006........    A      3,836,000    4,075,228
  Du Pont (E.I.) De Nemours & Co., 8.50%,
   02/15/2003.................................   AA-     1,000,000    1,011,059
                                                                   ------------
                                                                      5,086,287
                                                                   ------------
TELECOMMUNICATION SERVICES - 0.1%
Communications Equipment - 0.1%
  Ameritech Capital Funding Corp., 6.55%,
   01/15/2028.................................   AA-       925,000      791,244
                                                                   ------------
    Total Corporate Bonds (cost $94,501,751)..                       86,204,201
                                                                   ------------
MORTGAGE-BACKED SECURITIES - 0.6%
  GNMA:
   8.50%, 05/15/2021-06/15/2022...............   AAA     2,183,389    2,241,859
   9.00%, 09/15/2021-10/15/2021...............   AAA     1,170,412    1,209,533
   9.50%, 02/15/2021..........................   AAA       365,174      379,666
                                                                   ------------
    Total Mortgage-Backed Securities (cost
     $3,958,010)..............................                        3,831,058
                                                                   ------------
U.S. TREASURY OBLIGATIONS - 29.1%
  U.S. Treasury Bonds:
   6.25%, 05/15/2030..........................   AAA    13,070,000   13,723,500
   7.625%, 02/15/2007.........................   AAA    16,920,000   17,200,246
   7.875%, 02/15/2021.........................   AAA    11,300,000   13,422,287
   8.125%, 08/15/2021.........................   AAA    13,900,000   16,953,663
   8.75%, 05/15/2017..........................   AAA     4,500,000    5,657,346
   8.875%, 08/15/2017.........................   AAA     1,513,000    1,924,821

                                   EVERGREEN
                              Select Balanced Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
U.S. TREASURY OBLIGATIONS - continued
  U.S. Treasury Bonds - continued
   9.125%, 05/15/2018..........................   AAA   $ 5,828,000 $  7,605,540
   11.75%, 11/15/2014..........................   AAA     8,400,000   11,584,129
   12.00%, 08/15/2013..........................   AAA     9,800,000   13,245,317
  U.S. Treasury Notes:
   5.75%, 08/15/2003...........................   AAA    10,000,000    9,831,250
   6.25%, 02/15/2003...........................   AAA    14,300,000   14,264,250
   6.625%, 04/30/2002..........................   AAA     8,150,000    8,172,926
   6.875%, 05/15/2006..........................   AAA    10,600,000   10,911,375
   7.25%, 05/15/2004...........................   AAA    14,700,000   15,159,375
   7.50%, 02/15/2005...........................   AAA    11,000,000   11,539,693
   7.75%, 02/15/2001...........................   AAA     3,773,000    3,804,837
                                                                    ------------
    Total U.S. Treasury Obligations (cost
     $174,886,454).............................                      175,000,555
                                                                    ------------
YANKEE OBLIGATIONS-CORPORATE - 0.2%
INDUSTRIALS - 0.2%
Industrial Conglomerates - 0.2%
  Tyco Intl. Group SA, 6.125%, 11/01/2008 (cost
   $1,120,817).................................   A-      1,250,000    1,115,864
                                                                    ------------
YANKEE OBLIGATIONS-GOVERNMENT - 0.6%
  Ontario, Canada, 7.75%, 06/04/2002 (cost
   $4,118,161).................................   AA-     3,836,000    3,875,449
                                                                    ------------
                                                          Shares       Value
COMMON STOCKS - 52.4%
CONSUMER DISCRETIONARY - 4.8%
Media - 0.3%
  Omnicom Group, Inc. .................................      20,600    1,834,687
                                                                    ------------
Multi-line Retail - 2.1%
  Family Dollar Stores, Inc............................     186,190    3,642,342
  Wal-Mart Stores, Inc.................................     152,270    8,774,559
                                                                    ------------
                                                                      12,416,901
                                                                    ------------
Specialty Retail - 2.4%
  Best Buy Co., Inc. *.................................      72,310    4,573,608
  Home Depot, Inc......................................     133,385    6,660,913
  RadioShack Corp......................................      67,800    3,212,025
                                                                    ------------
                                                                      14,446,546
                                                                    ------------
CONSUMER STAPLES - 4.3%
Beverages - 1.6%
  Anheuser Busch Cos., Inc.............................      62,725    4,684,773
  Pepsico, Inc.........................................     117,975    5,242,514
                                                                    ------------
                                                                       9,927,287
                                                                    ------------
Food Products - 0.7%
  Quaker Oats Co.......................................      54,900    4,124,363
                                                                    ------------

                                   EVERGREEN
                              Select Balanced Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 1.3%
  Colgate-Palmolive Co. ...................................  59,400 $  3,556,575
  Kimberly-Clark Corp......................................  69,285    3,975,227
                                                                    ------------
                                                                       7,531,802
                                                                    ------------
Tobacco - 0.7%
  Philip Morris Cos., Inc.................................. 166,050    4,410,703
                                                                    ------------
ENERGY - 0.8%
Oil & Gas - 0.8%
  Tosco Corp............................................... 159,500    4,515,844
                                                                    ------------
FINANCIALS - 1.5%
Diversified Financials - 1.0%
  American Express Co......................................  13,830      720,889
  Citigroup, Inc...........................................  87,395    5,265,548
                                                                    ------------
                                                                       5,986,437
                                                                    ------------
Insurance - 0.5%
  American International Group, Inc........................  25,900    3,043,250
                                                                    ------------
HEALTH CARE - 6.7%
Health Care Providers & Services - 0.7%
  HCA-The Healthcare Corp.................................. 133,050    4,041,394
                                                                    ------------
Pharmaceuticals - 6.0%
  Johnson & Johnson........................................  91,230    9,294,056
  Pfizer, Inc.............................................. 413,763   19,860,624
  Schering-Plough Corp..................................... 146,800    7,413,400
                                                                    ------------
                                                                      36,568,080
                                                                    ------------
INDUSTRIALS - 4.3%
Commercial Services & Supplies - 0.6%
  McGraw-Hill Cos., Inc....................................  70,650    3,815,100
                                                                    ------------
Industrial Conglomerates - 3.7%
  General Electric Co...................................... 421,935   22,362,555
                                                                    ------------
INFORMATION TECHNOLOGY - 29.5%
Communications Equipment - 9.8%
  Advanced Fibre Communications, Inc. .....................  96,300    4,363,594
  Brocade Communications Systems, Inc......................  23,150    4,247,663
  CIENA Corp. *............................................  11,335    1,889,403
  Cisco Systems, Inc. *.................................... 273,535   17,386,568
  Commscope, Inc. ......................................... 111,750    4,581,750
  Emulex Corp. ............................................  61,735    4,055,218
  Extreme Networks, Inc. ..................................  65,345    6,893,897
  Juniper Networks, Inc. ..................................  19,750    2,874,859
  Nortel Networks Corp. ...................................  78,830    5,380,148

                                   EVERGREEN
                              Select Balanced Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Powerwave Technologies, Inc. *........................... 108,850 $  4,789,400
  RF Micro Devices, Inc. *.................................  26,360    2,309,795
                                                                    ------------
                                                                      58,772,295
                                                                    ------------
Computers & Peripherals - 4.4%
  EMC Corp. *.............................................. 142,460   10,960,516
  Hewlett-Packard Co.......................................  26,200    3,271,725
  Network Appliance, Inc. *................................  42,615    3,430,508
  Sun Microsystems, Inc. *.................................  99,410    9,040,097
                                                                    ------------
                                                                      26,702,846
                                                                    ------------
Electronic Equipment & Instruments - 1.1%
  JDS Uniphase Corp. *.....................................  54,600    6,545,175
                                                                    ------------
Internet Software & Services - 1.4%
  Broadvision, Inc. *......................................  76,745    3,899,606
  Yahoo!, Inc. *...........................................  35,550    4,403,756
                                                                    ------------
                                                                       8,303,362
                                                                    ------------
Semiconductor Equipment & Products - 6.8%
  Analog Devices, Inc. *...................................  21,675    1,647,300
  Applied Micro Circuits Corp. *...........................  44,250    4,369,688
  Conexant Systems, Inc. *................................. 110,315    5,364,067
  Integrated Device Technology.............................  82,625    4,947,172
  LSI Logic Corp. *........................................ 133,050    7,201,331
  Micrel, Inc..............................................  79,050    3,433,734
  National Semiconductor Corp. *...........................  69,575    3,948,381
  PMC-Sierra, Inc. *.......................................  16,715    2,970,047
  SDL, Inc. *..............................................   9,775    2,787,708
  Texas Instruments, Inc...................................  65,490    4,498,344
                                                                    ------------
                                                                      41,167,772
                                                                    ------------
Software - 6.0%
  Business Objects SA, ADR *...............................  35,350    3,115,219
  Macromedia, Inc..........................................   1,675      161,952
  Mercury Interactive Corp. *.............................. 100,358    9,709,636
  Microsoft Corp. *........................................ 105,615    8,449,200
  Remedy Corp. *........................................... 171,615    9,567,536
  Siebel Systems, Inc. *...................................  31,890    5,216,008
                                                                    ------------
                                                                      36,219,551
                                                                    ------------
UTILITIES - 0.5%
Electric Utilities - 0.5%
  Duke Energy Corp.........................................  52,900    2,982,237
                                                                    ------------
    Total Common Stocks (cost $242,397,466)................          315,718,187
                                                                    ------------

                                   EVERGREEN
                              Select Balanced Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                     Principal
                                                      Amount       Value
SHORT-TERM INVESTMENTS - 3.8%
REPURCHASE AGREEMENTS - 3.8%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $22,993,566 (cost $22,981,309) (1)........ $22,981,309 $ 22,981,309
                                                                ------------
Total Investments - (cost $543,963,968) - 101.0%...............  608,726,623
Other Assets and Liabilities - (1.0%)..........................   (6,234,243)
                                                                ------------
Net Assets - 100.0%............................................ $602,492,380
                                                                ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                            Select Core Equity Fund
                            Schedule of Investments
                                 June 30, 2000

                                                          Shares      Value
COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.0%
  Visteon Corp. .........................................  64,811 $      785,833
                                                                  --------------
Automobiles - 0.9%
  Ford Motor Co. ........................................ 495,000     21,285,000
                                                                  --------------
Household Durables - 0.3%
  Whirlpool Corp. ....................................... 160,000      7,460,000
                                                                  --------------
Media - 0.7%
  Time Warner, Inc. ..................................... 215,000     16,340,000
                                                                  --------------
Multi-line Retail - 3.0%
  Family Dollar Stores, Inc. ............................ 600,000     11,737,500
  Sears, Roebuck & Co. .................................. 140,000      4,567,500
  Target Corp. .......................................... 315,000     18,270,000
  Wal-Mart Stores, Inc. ................................. 725,000     41,778,125
                                                                  --------------
                                                                      76,353,125
                                                                  --------------
Specialty Retail - 3.0%
  Ann Taylor Stores Corp. *.............................. 325,000     10,765,625
  Best Buy Co., Inc. *................................... 140,000      8,855,000
  Home Depot, Inc. ...................................... 790,000     39,450,625
  Lowe's Companies, Inc. ................................ 260,000     10,676,250
  Toys "R" Us, Inc. *.................................... 500,000      7,281,250
                                                                  --------------
                                                                      77,028,750
                                                                  --------------
Textiles & Apparel - 0.2%
  Liz Claiborne, Inc. ................................... 170,000      5,992,500
                                                                  --------------
CONSUMER STAPLES - 7.1%
Beverages - 3.0%
  Coca Cola Co. ......................................... 820,000     47,098,750
  Pepsico, Inc. ......................................... 650,000     28,884,375
                                                                  --------------
                                                                      75,983,125
                                                                  --------------
Food & Drug Retailing - 1.2%
  Kroger Co. *........................................... 240,000      5,295,000
  Safeway, Inc. *........................................ 300,000     13,537,500
  SYSCO Corp. ........................................... 260,000     10,952,500
                                                                  --------------
                                                                      29,785,000
                                                                  --------------
Food Products - 1.4%
  Bestfoods.............................................. 190,000     13,157,500
  Ralston Purina Co. .................................... 500,000      9,968,750
  Sara Lee Corp. ........................................ 640,000     12,360,000
                                                                  --------------
                                                                      35,486,250
                                                                  --------------
Household Products - 0.4%
  Procter & Gamble Co. .................................. 175,000     10,018,750
                                                                  --------------

                                   EVERGREEN
                            Select Core Equity Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 1.1%
  Colgate-Palmolive Co. ................................. 170,000 $   10,178,750
  Kimberly-Clark Corp. .................................. 340,000     19,507,500
                                                                  --------------
                                                                      29,686,250
                                                                  --------------
ENERGY - 5.5%
Energy Equipment & Services - 1.5%
  Diamond Offshore Drilling, Inc. ....................... 180,000      6,322,500
  Halliburton Co. ....................................... 300,000     14,156,250
  Schlumberger, Ltd. .................................... 125,000      9,328,125
  Transocean Sedco Forex, Inc. .......................... 171,944      9,188,258
                                                                  --------------
                                                                      38,995,133
                                                                  --------------
Oil & Gas - 4.0%
  Chevron Corp. ......................................... 180,000     15,266,250
  Conoco, Inc., Class A.................................. 600,000     13,200,000
  Exxon Mobil Corp. ..................................... 540,000     42,390,000
  Tosco Corp. ........................................... 295,000      8,352,188
  Total SA, ADR.......................................... 155,000     11,905,937
  Ultramar Diamond Shamrock Corp. ....................... 425,000     10,545,312
                                                                  --------------
                                                                     101,659,687
                                                                  --------------
FINANCIALS - 11.3%
Banks - 3.2%
  Bank of America Corp. ................................. 535,000     23,005,000
  Chase Manhattan Corp. ................................. 592,500     27,292,031
  FleetBoston Financial Corp. ........................... 650,710     22,124,140
  U.S. Bancorp........................................... 510,000      9,817,500
                                                                  --------------
                                                                      82,238,671
                                                                  --------------
Diversified Financials - 3.5%
  Citigroup, Inc. ....................................... 525,000     31,631,250
  Federal Home Loan Mortgage Assn. ...................... 215,000      8,707,500
  Franklin Resources, Inc. .............................. 300,000      9,112,500
  Merrill Lynch & Co., Inc. ............................. 105,000     12,075,000
  Morgan Stanley, Dean Witter & Co. ..................... 320,000     26,640,000
                                                                  --------------
                                                                      88,166,250
                                                                  --------------
Insurance - 4.2%
  Allmerica Financial Corp. ............................. 170,000      8,903,750
  Allstate Corp. ........................................ 600,000     13,350,000
  American International Group, Inc. .................... 268,750     31,578,125
  Hartford Financial Services Group, Inc. ............... 220,000     12,306,250
  Loews Corp. ........................................... 150,000      9,000,000
  MGIC Investment Corp. ................................. 220,000     10,010,000

                                   EVERGREEN
                            Select Core Equity Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                         Shares       Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
  Radian Group, Inc. ..................................   205,000 $   10,608,750
  XL Capital Ltd., Class A.............................   190,000     10,283,750
                                                                  --------------
                                                                     106,040,625
                                                                  --------------
Real Estate - 0.4%
  FelCor Lodging Trust, Inc., REIT.....................   280,000      5,180,000
  Simon Property Group Inc. REIT.......................   245,000      5,435,938
                                                                  --------------
                                                                      10,615,938
                                                                  --------------
HEALTH CARE - 11.8%
Biotechnology - 1.5%
  Amgen, Inc. *........................................   540,000     37,935,000
                                                                  --------------
Health Care Equipment & Supplies - 1.2%
  Boston Scientific Corp. *............................   270,000      5,923,125
  Guidant Corp. *......................................   145,000      7,177,500
  Medtronic, Inc. .....................................   370,000     18,430,625
                                                                  --------------
                                                                      31,531,250
                                                                  --------------
Health Care Providers & Services - 0.8%
  Lincare Holdings, Inc. *.............................   355,000      8,741,875
  Tenet Healthcare Corp. *.............................   425,000     11,475,000
                                                                  --------------
                                                                      20,216,875
                                                                  --------------
Pharmaceuticals - 8.3%
  Abbott Laboratories..................................   625,000     27,851,562
  Bristol-Myers Squibb Co. ............................   665,000     38,736,250
  Johnson & Johnson....................................   230,200     23,451,625
  Mylan Laboratories, Inc. ............................   100,000      1,825,000
  Pfizer, Inc. ........................................ 1,348,750     64,740,000
  Schering-Plough Corp. ...............................   650,000     32,825,000
  SmithKline Beecham, Plc, ADR.........................   130,000      8,474,375
  Teva Pharmaceutical Industries, Ltd., ADR............   210,000     11,641,875
                                                                  --------------
                                                                     209,545,687
                                                                  --------------
INDUSTRIALS - 9.6%
Air Freight & Couriers - 0.2%
  CNF Transportation, Inc. ............................   225,000      5,118,750
                                                                  --------------
Commercial Services & Supplies - 0.1%
  Cendant Corp. *......................................   165,000      2,310,000
                                                                  --------------
Industrial Conglomerates - 7.5%
  General Electric Co. ................................ 3,250,000    172,250,000
  Honeywell International, Inc. .......................   395,000     13,306,563
  Trinity Industries, Inc. ............................   260,000      4,810,000
                                                                  --------------
                                                                     190,366,563
                                                                  --------------

                                   EVERGREEN
                            Select Core Equity Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                         Shares       Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - 1.0%
  Deere & Co. .........................................   100,000 $    3,700,000
  Illinois Tool Works, Inc. ...........................   235,000     13,395,000
  Tower Automotive, Inc. *.............................   600,000      7,500,000
                                                                  --------------
                                                                      24,595,000
                                                                  --------------
Road & Rail - 0.8%
  Canadian National Railway Co. .......................   350,000     10,215,625
  Kansas City Southern Industries, Inc. ...............   120,000     10,642,500
                                                                  --------------
                                                                      20,858,125
                                                                  --------------
INFORMATION TECHNOLOGY - 30.8%
Communications Equipment - 9.1%
  Adaptec, Inc. *......................................   160,000      3,640,000
  Cisco Systems, Inc. *................................ 2,410,020    153,186,896
  Commscope, Inc. .....................................   227,500      9,327,500
  Comverse Technology, Inc. *..........................   120,000     11,160,000
  Lucent Technologies, Inc. ...........................   500,000     29,625,000
  Nokia Corp., ADR.....................................   200,000      9,987,500
  Tellabs, Inc. *......................................   210,000     14,371,875
                                                                  --------------
                                                                     231,298,771
                                                                  --------------
Computers & Peripherals - 6.4%
  Compaq Computer Corp. ............................... 1,040,000     26,585,000
  Dell Computer Corp. *................................   900,000     44,381,250
  EMC Corp. *..........................................   352,000     27,082,000
  International Business Machines Corp. ...............   594,000     65,080,125
                                                                  --------------
                                                                     163,128,375
                                                                  --------------
Electronic Equipment & Instruments - 0.2%
  Rockwell International Corp. ........................   160,000      5,040,000
                                                                  --------------
Internet Software & Services - 0.8%
  America Online, Inc. *...............................   400,000     21,100,000
                                                                  --------------
Semiconductor Equipment & Products - 6.3%
  Applied Materials, Inc. *............................   320,000     29,000,000
  Applied Micro Circuits Corp. *.......................   110,000     10,862,500
  Intel Corp. .........................................   865,000    115,639,688
  Teradyne, Inc. *.....................................    50,000      3,675,000
                                                                  --------------
                                                                     159,177,188
                                                                  --------------
Software - 8.0%
  Computer Associates International, Inc. .............   430,000     22,010,625
  Compuware Corp. *....................................   330,000      3,423,750
  Microsoft Corp. *.................................... 1,140,600     91,248,000
  Network Associates, Inc. *...........................   340,000      6,927,500

                                   EVERGREEN
                            Select Core Equity Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
  Oracle Systems Corp. *................................. 820,000 $   68,931,250
  Veritas Software Corp. *...............................  80,000      9,041,250
                                                                  --------------
                                                                     201,582,375
                                                                  --------------
MATERIALS - 3.1%
Chemicals - 1.2%
  Cytec Industries, Inc. *............................... 280,000      6,912,500
  DuPont (E.I.) De Nemours & Co. ........................ 540,800     23,660,000
                                                                  --------------
                                                                      30,572,500
                                                                  --------------
Containers & Packaging - 0.5%
  Sealed Air Corp. * .................................... 210,000     10,998,750
                                                                  --------------
Metals & Mining - 1.0%
  AK Steel Holding Corp. ................................ 555,000      4,440,000
  Alcoa, Inc. ........................................... 600,000     17,400,000
  USX United States Steel Group.......................... 225,000      4,176,563
                                                                  --------------
                                                                      26,016,563
                                                                  --------------
Paper & Forest Products - 0.4%
  Bowater, Inc. ......................................... 240,000     10,590,000
                                                                  --------------
TELECOMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 7.8%
  AT&T Corp. ............................................ 435,000     13,756,875
  Bell Atlantic Corp. ................................... 550,000     27,946,875
  Centurytel, Inc. ...................................... 295,000      8,481,250
  GTE Corp. ............................................. 444,000     27,639,000
  SBC Communications, Inc. .............................. 600,000     25,950,000
  Sprint Corp. .......................................... 200,000     10,200,000
  Telephone & Data Systems, Inc. ........................  95,000      9,523,750
  U.S. West, Inc. ....................................... 350,000     30,012,500
  WorldCom, Inc. ........................................ 965,000     44,269,375
                                                                  --------------
                                                                     197,779,625
                                                                  --------------
Wireless Telecommunications Services - 0.2%
  Western Wireless Corp., Class A........................  95,000      5,177,500
                                                                  --------------
UTILITIES - 1.9%
Electric Utilities - 0.7%
  AES Corp. *............................................ 200,000      9,125,000
  CMS Energy Corp. ...................................... 390,000      8,628,750
                                                                  --------------
                                                                      17,753,750
                                                                  --------------
Gas Utilities - 1.2%
  Enron Corp. ........................................... 465,000     29,992,500
                                                                  --------------
    Total Common Stocks (cost $1,600,489,000)............          2,466,606,034
                                                                  --------------
UNIT INVESTMENT TRUST - 0.0%
  S&P 500 Depositary Receipt (Spiders) (cost $723,584)...   4,900        711,878
                                                                  --------------

                                   EVERGREEN
                            Select Core Equity Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                      Principal
                                                        Amount       Value
U.S. TREASURY OBLIGATIONS - 0.1%
  U.S. Treasury Bills, 5.64%, 09/14/2000 (cost
   $1,482,854)....................................... $1,500,000 $    1,482,854
                                                                 --------------
SHORT-TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENTS - 2.4%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $60,624,818 (cost $60,592,502) (2).......... 60,592,502     60,592,502
                                                                 --------------
                                                        Shares       Value
MUTUAL FUND SHARES - 0.3%
  Valiant General Fund (cost $8,889,276).............  8,889,276      8,889,276
                                                                 --------------
    Total Cash Equivalents (cost $69,481,778)........                69,481,778
                                                                 --------------
Total Investments - (cost $1,672,177,216) - 100.0%..............  2,538,282,544
Other Assets and Liabilities - 0.0%.............................        312,720
                                                                 --------------
Net Assets - 100.0%............................................. $2,538,595,264
                                                                 --------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                         Select Diversified Value Fund
                            Schedule of Investments
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - 98.5%
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.0%
  Visteon Corp.............................................  12,205 $    147,986
                                                                    ------------
Automobiles - 0.8%
  Ford Motor Co. ..........................................  93,218    4,008,374
                                                                    ------------
Hotels, Restaurants & Leisure - 0.9%
  Harrahs Entertainment, Inc. *............................ 107,614    2,253,168
  Tricon Global Restaurants, Inc. *........................  80,195    2,265,509
                                                                    ------------
                                                                       4,518,677
                                                                    ------------
Household Durables - 0.3%
  Pulte Corp. .............................................  56,065    1,212,406
                                                                    ------------
Internet & Catalog Retail - 0.6%
  CDW Computer Centers, Inc. *.............................  48,692    3,043,250
                                                                    ------------
Media - 3.8%
  AMFM, Inc. *.............................................  62,466    4,310,154
  Interpublic Group of Companies, Inc......................  47,391    2,037,813
  Seagram Co., Ltd.........................................  88,016    5,104,928
  Time Warner, Inc.........................................  54,775    4,162,900
  USA Networks, Inc. *..................................... 122,226    2,643,137
                                                                    ------------
                                                                      18,258,932
                                                                    ------------
Multi-line Retail - 2.1%
  Target Corp..............................................  51,639    2,995,062
  Wal-Mart Stores, Inc..................................... 121,045    6,975,218
                                                                    ------------
                                                                       9,970,280
                                                                    ------------
Specialty Retail - 1.4%
  Circuit City Stores, Inc.................................  59,359    1,969,977
  Home Depot, Inc..........................................  25,403    1,268,562
  Lowe's Companies, Inc....................................  85,205    3,498,730
                                                                    ------------
                                                                       6,737,269
                                                                    ------------
CONSUMER STAPLES - 7.0%
Beverages - 2.1%
  Adolph Coors Co. ........................................  21,434    1,296,757
  Anheuser Busch Cos., Inc.................................  66,658    4,978,519
  Pepsico, Inc.............................................  86,393    3,839,089
                                                                    ------------
                                                                      10,114,365
                                                                    ------------
Food & Drug Retailing - 1.4%
  SYSCO Corp............................................... 165,714    6,980,702
                                                                    ------------
Food Products - 1.8%
  Conagra, Inc. ...........................................  57,984    1,105,320
  General Mills, Inc.......................................  54,086    2,068,790
  McCormick & Co., Inc. ...................................  57,274    1,861,405
  Nabisco Group Holding Corp............................... 136,957    3,552,322
                                                                    ------------
                                                                       8,587,837
                                                                    ------------

                                   EVERGREEN
                         Select Diversified Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Health Care Equipment & Supplies - 0.2%
  SuperValu, Inc...........................................  55,229 $  1,052,803
                                                                    ------------
Personal Products - 1.5%
  Colgate-Palmolive Co. ...................................  43,782    2,621,447
  Kimberly-Clark Corp......................................  78,651    4,512,601
                                                                    ------------
                                                                       7,134,048
                                                                    ------------
ENERGY - 8.6%
Energy Equipment & Services - 0.7%
  Rowan Companies, Inc. *.................................. 113,362    3,443,371
                                                                    ------------
Oil & Gas - 7.9%
  Amerada Hess Corp........................................  43,373    2,678,283
  Anadarko Petroleum Corp.................................. 225,495   11,119,722
  Apache Corp..............................................  95,201    5,599,009
  Exxon Mobil Corp.........................................  63,359    4,973,682
  Kerr-McGee Corp.......................................... 129,836    7,652,209
  Occidental Petroleum Corp................................  50,885    1,071,765
  Phillips Petroleum Co....................................  66,453    3,368,336
  Tosco Corp...............................................  55,569    1,573,297
                                                                    ------------
                                                                      38,036,303
                                                                    ------------
FINANCIALS - 14.6%
Banks - 4.0%
  Firstar Corp. ........................................... 173,428    3,652,827
  FleetBoston Financial Corp...............................  72,521    2,465,714
  J.P. Morgan & Co., Inc...................................  27,852    3,067,202
  SouthTrust Corp.......................................... 304,080    6,879,810
  Wells Fargo Co...........................................  88,674    3,436,117
                                                                    ------------
                                                                      19,501,670
                                                                    ------------
Diversified Financials - 7.3%
  Bear Stearns Companies, Inc..............................  26,897    1,119,588
  Citigroup, Inc........................................... 209,878   12,645,149
  Federal National Mortgage Assn...........................  28,802    1,503,104
  Goldman Sachs Group, Inc.................................  90,912    8,625,276
  Lehman Brothers Holdings, Inc............................  53,301    5,040,276
  Morgan Stanley, Dean Witter & Co. .......................  56,255    4,683,229
  Providian Financial Corp.................................  17,379    1,564,110
                                                                    ------------
                                                                      35,180,732
                                                                    ------------
Insurance - 3.3%
  Allmerica Financial Corp.................................  58,636    3,071,061
  American International Group, Inc........................  91,101   10,704,367
  Loews Corp...............................................  20,580    1,234,800
  MGIC Investment Corp. ...................................  21,413      974,292
                                                                    ------------
                                                                      15,984,520
                                                                    ------------

                                   EVERGREEN
                         Select Diversified Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
HEALTH CARE - 12.6%
Biotechnology - 1.7%
  Amgen, Inc. *............................................  30,052 $  2,111,153
  Chiron Corp..............................................  46,239    2,196,352
  Genetech, Inc............................................  12,838    2,208,136
  MedImmune, Inc. *........................................  20,652    1,528,248
                                                                    ------------
                                                                       8,043,889
                                                                    ------------
Health Care Equipment & Supplies - 2.9%
  Bausch & Lomb, Inc.......................................  46,257    3,579,135
  Biomet, Inc. ............................................  91,029    3,498,927
  C.R. Bard, Inc........................................... 101,738    4,896,141
  PE Corp-PE Biosystems Group..............................  31,804    2,095,089
                                                                    ------------
                                                                      14,069,292
                                                                    ------------
Health Care Providers & Services - 1.9%
  Cardinal Health, Inc.....................................  64,626    4,782,324
  HCA-The Healthcare Corp..................................  42,249    1,283,313
  UnitedHealth Group, Inc..................................  22,274    1,909,996
  Wellpoint Health Networks, Inc., Class A *...............  19,040    1,379,210
                                                                    ------------
                                                                       9,354,843
                                                                    ------------
Pharmaceuticals - 6.1%
  Elan Corp. Plc., ADR *...................................  32,491    1,573,783
  Johnson & Johnson........................................  46,085    4,694,909
  Merck & Co., Inc.........................................  47,643    3,650,645
  Pfizer, Inc.............................................. 354,425   17,012,400
  Teva Pharmaceutical Industries, Ltd., ADR................  45,780    2,537,929
                                                                    ------------
                                                                      29,469,666
                                                                    ------------
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.4%
  B.F. Goodrich Co.........................................  32,029    1,090,988
  General Dynamics Corp....................................  61,479    3,212,277
  Lockheed Martin Corp. ...................................  44,038    1,092,693
  Northrop Grumman Corp....................................  19,308    1,279,155
                                                                    ------------
                                                                       6,675,113
                                                                    ------------
Commercial Services & Supplies - 1.4%
  Computer Sciences Corp. *................................  58,763    4,388,862
  McGraw-Hill Cos., Inc....................................  45,780    2,472,120
                                                                    ------------
                                                                       6,860,982
                                                                    ------------
Electrical Equipment - 0.9%
  Emerson Electric Co......................................  68,138    4,113,832
                                                                    ------------

                                   EVERGREEN
                         Select Diversified Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 4.8%
  Dover Corp...............................................  65,643 $  2,662,644
  General Electric Co...................................... 325,833   17,269,149
  Tyco International, Ltd..................................  67,306    3,188,622
                                                                    ------------
                                                                      23,120,415
                                                                    ------------
Road & Rail - 1.1%
  Kansas City Southern Industries, Inc.....................  60,479    5,363,731
                                                                    ------------
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 6.0%
  Cisco Systems, Inc. *.................................... 199,268   12,665,972
  Commscope, Inc...........................................  27,167    1,113,847
  Corning, Inc.............................................  15,289    4,126,119
  Ericsson LM Telephone Co., Class B, ADR.................. 187,089    3,741,780
  Nokia Corp., ADR......................................... 115,986    5,792,051
  Scientific Atlanta, Inc..................................  18,080    1,346,960
                                                                    ------------
                                                                      28,786,729
                                                                    ------------
Computers & Peripherals - 2.7%
  Apple Computer *.........................................  40,538    2,123,178
  Compaq Computer Corp..................................... 265,085    6,776,235
  EMC Corp. *..............................................  38,980    2,999,024
  International Business Machines Corp.....................  11,699    1,281,771
                                                                    ------------
                                                                      13,180,208
                                                                    ------------
Electronic Equipment & Instruments - 1.5%
  Flextronics International, Ltd...........................  25,151    1,727,559
  SCI Systems, Inc. *......................................  38,020    1,489,909
  Solectron Corp. *........................................  90,431    3,786,798
                                                                    ------------
                                                                       7,004,266
                                                                    ------------
Internet Software & Services - 1.2%
  America Online, Inc. *...................................  62,896    3,317,764
  Ariba, Inc...............................................  15,682    1,537,571
  Yahoo!, Inc. *...........................................   7,116      881,495
                                                                    ------------
                                                                       5,736,830
                                                                    ------------
Semiconductor Equipment & Products - 7.8%
  Advanced Micro Devices, Inc. *...........................  25,352    1,958,442
  Applied Materials, Inc. *................................  21,702    1,966,744
  Intel Corp...............................................  21,558    2,882,035
  KLA-Tencor Corp. *.......................................  39,236    2,297,758
  LSI Logic Corp. *........................................  48,834    2,643,140
  Micron Technology, Inc...................................  35,549    3,130,534
  National Semiconductor Corp. *...........................  37,970    2,154,798
  Novellus Systems, Inc. *.................................  36,989    2,092,190

                                   EVERGREEN
                         Select Diversified Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  PMC-Sierra, Inc. *.......................................  10,258 $  1,822,718
  Teradyne, Inc. *.........................................  31,511    2,316,058
  Texas Instruments, Inc. ................................. 161,883   11,119,339
  Vitesse Semiconductor Corp. *............................  13,875    1,020,680
  Xilinx, Inc. *...........................................  27,673    2,284,752
                                                                    ------------
                                                                      37,689,188
                                                                    ------------
Software - 6.5%
  Informix Corp. .......................................... 141,214    1,050,279
  Microsoft Corp. *........................................ 219,750   17,580,000
  Oracle Systems Corp. *................................... 115,615    9,718,886
  Remedy Corp. *...........................................  21,059    1,174,039
  Siebel Systems, Inc. *...................................  12,497    2,044,041
                                                                    ------------
                                                                      31,567,245
                                                                    ------------
Specialty Retail - 1.1%
  ADC Telecommunications, Inc. *...........................  63,495    5,325,643
                                                                    ------------
MATERIALS - 2.6%
Chemicals - 0.8%
  Dow Chemical Co. ........................................  73,860    2,229,649
  Millipore Corp. .........................................  20,230    1,524,836
                                                                    ------------
                                                                       3,754,485
                                                                    ------------
Metals & Mining - 1.4%
  Alcoa, Inc. ............................................. 156,700    4,544,300
  Worthington Industries, Inc. ............................ 233,700    2,453,850
                                                                    ------------
                                                                       6,998,150
                                                                    ------------
Paper & Forest Products - 0.4%
  Boise Cascade Corp. .....................................  50,337    1,302,470
  International Paper Co. .................................  14,973      446,378
                                                                    ------------
                                                                       1,748,848
                                                                    ------------
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.8%
  AT&T Corp. ..............................................  40,244    1,272,717
  BellSouth Corp. .........................................  71,175    3,033,834
  GTE Corp. ...............................................  28,426    1,769,519
  Winstar Communications, Inc. *...........................  44,022    1,491,245
  WorldCom, Inc. .......................................... 124,726    5,721,805
                                                                    ------------
                                                                      13,289,120
                                                                    ------------
UTILITIES - 4.0%
Electric Utilities - 3.1%
  Entergy Corp. ...........................................  46,148    1,254,649
  Florida Progress Corp. ..................................  23,973    1,123,734

                                   EVERGREEN
                         Select Diversified Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value
COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
  GPU, Inc. ............................................   42,191  $  1,141,794
  PECO Energy Co. ......................................  150,979     6,086,341
  Southern Co. .........................................  117,717     2,744,278
  TXU Corp. ............................................   38,578     1,138,051
  Unicom Corp. .........................................   45,954     1,777,845
                                                                   ------------
                                                                     15,266,692
                                                                   ------------
Gas Utilities - 0.9%
  El Paso Energy Corp...................................   84,127     4,285,219
                                                                   ------------
    Total Common Stocks (cost $406,538,663).............            475,617,911
                                                                   ------------
                                                         Principal
                                                          Amount      Value

U.S. TREASURY OBLIGATIONS - 0.1%
  U.S. Treasury Bills:
   5.64%, 07/06/2000.................................... $  170,000      169,920
   5.70%, 08/10/2000....................................    450,000      447,293
                                                                    ------------
    Total U.S. Treasury Obligations (cost $617,213).....                 617,213
                                                                    ------------
SHORT-TERM INVESTMENTS - 1.3%
REPURCHASE AGREEMENTS - 1.3%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity value
   $6,133,880
   (cost $6,130,610) (3)................................  6,130,610    6,130,610
                                                                    ------------
Total Investments - (cost $413,286,486) - 99.9%....................  482,365,734
Other Assets and Liabilities - 0.1%................................      478,630
                                                                    ------------
Net Assets - 100.0%................................................ $482,844,364
                                                                    ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                            Schedule of Investments
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - 98.3%
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.0%
  Visteon Corp. .......................................      7,761 $     94,102
                                                                   ------------
Automobiles - 0.9%
  Ford Motor Co. ......................................     59,280    2,549,040
                                                                   ------------
Media - 4.7%
  News Corp, Ltd. .....................................     59,830    3,260,735
  Omnicom Group, Inc. .................................     31,990    2,849,109
  Time Warner, Inc. ...................................     92,250    7,011,000
                                                                   ------------
                                                                     13,120,844
                                                                   ------------
Multi-line Retail - 1.6%
  Target Corp. ........................................     40,190    2,331,020
  Wal-Mart Stores, Inc. ...............................     35,150    2,025,519
                                                                   ------------
                                                                      4,356,539
                                                                   ------------
Specialty Retail - 0.6%
  Lowe's Companies, Inc. ..............................     37,400    1,535,738
                                                                   ------------
CONSUMER STAPLES - 7.1%
Beverages - 2.8%
  Anheuser Busch Cos., Inc. ...........................     51,720    3,862,838
  Coca Cola Co. .......................................     66,300    3,808,106
                                                                   ------------
                                                                      7,670,944
                                                                   ------------
Food & Drug Retailing - 1.3%
  Safeway, Inc. *......................................     79,200    3,573,900
                                                                   ------------
Food Products - 1.4%
  Nabisco Holdings Corp., Class A......................     71,940    3,776,850
                                                                   ------------
Household Products - 0.4%
  Procter & Gamble Co. ................................     17,490    1,001,302
                                                                   ------------
Personal Products - 0.4%
  Gillette Co. ........................................     36,340    1,269,629
                                                                   ------------
Tobacco - 0.8%
  Philip Morris Cos., Inc. ............................     88,670    2,355,297
                                                                   ------------
ENERGY - 5.5%
Oil & Gas - 5.5%
  Exxon Mobil Corp. ...................................    123,539    9,697,811
  Texaco, Inc. ........................................     78,910    4,201,958
  Tosco Corp. .........................................     52,180    1,477,346
                                                                   ------------
                                                                     15,377,115
                                                                   ------------

                                   EVERGREEN
                          Select Large Cap Blend Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
FINANCIALS - 15.0%
Banks - 4.5%
  Bank of America Corp. ...............................    105,510 $  4,536,930
  FleetBoston Financial Corp. .........................    154,185    5,242,290
  Mellon Financial Corp. ..............................     77,930    2,839,574
                                                                   ------------
                                                                     12,618,794
                                                                   ------------
Diversified Financials - 8.1%
  Citigroup, Inc. .....................................    159,410    9,604,453
  Federal National Mortgage Assn. .....................    102,950    5,372,703
  Goldman Sachs Group, Inc. ...........................     16,710    1,585,361
  Merrill Lynch & Co., Inc. ...........................     23,100    2,656,500
  Providian Financial Corp. ...........................     15,770    1,419,300
  Textron, Inc. .......................................     32,780    1,780,364
                                                                   ------------
                                                                     22,418,681
                                                                   ------------
Insurance - 2.4%
  Allstate Corp. ......................................     66,096    1,470,636
  American International Group, Inc. ..................     43,255    5,082,462
                                                                   ------------
                                                                      6,553,098
                                                                   ------------
HEALTH CARE - 13.1%
Biotechnology - 1.0%
  Amgen, Inc. *........................................     17,110    1,201,977
  Genetech, Inc. p.....................................      9,810    1,687,320
                                                                   ------------
                                                                      2,889,297
                                                                   ------------
Health Care Equipment & Supplies - 0.4%
  PE Corp-PE Biosystems Group..........................     14,850      978,244
                                                                   ------------
Health Care Providers & Services - 0.2%
  McKesson HBOC, Inc. .................................     20,900      437,594
                                                                   ------------
Pharmaceuticals - 11.5%
  Bristol-Myers Squibb Co. ............................     47,340    2,757,555
  Johnson & Johnson....................................     38,370    3,908,944
  Merck & Co., Inc. ...................................     27,770    2,127,876
  Pfizer, Inc. ........................................    362,595   17,404,560
  Pharmacia Corp. .....................................    110,395    5,706,042
                                                                   ------------
                                                                     31,904,977
                                                                   ------------
INDUSTRIALS - 8.0%
Aerospace & Defense - 1.6%
  General Dynamics Corp. ..............................     51,160    2,673,110
  Lockheed Martin Corp. ...............................     75,690    1,878,058
                                                                   ------------
                                                                      4,551,168
                                                                   ------------
Commercial Services & Supplies - 0.4%
  Electronic Data Systems Corp. .......................     26,080    1,075,800
                                                                   ------------

                                   EVERGREEN
                          Select Large Cap Blend Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 5.6%
  General Electric Co. ................................    256,350 $ 13,586,550
  Tyco International, Ltd. ............................     38,440    1,821,095
                                                                   ------------
                                                                     15,407,645
                                                                   ------------
Road & Rail - 0.4%
  Burlington Northern Santa Fe Corp. ..................     47,490    1,089,302
                                                                   ------------
INFORMATION TECHNOLOGY - 31.9%
Communications Equipment - 6.4%
  Cisco Systems, Inc. *................................    200,628   12,752,417
  Ericsson LM Telephone Co., Class B, ADR..............    253,640    5,072,800
                                                                   ------------
                                                                     17,825,217
                                                                   ------------
Computers & Peripherals - 8.9%
  Compaq Computer Corp. ...............................    244,570    6,251,821
  EMC Corp. *..........................................    211,680   16,286,130
  International Business Machines Corp. ...............     19,280    2,112,365
                                                                   ------------
                                                                     24,650,316
                                                                   ------------
Electronic Equipment & Instruments - 0.6%
  Flextronics International, Ltd. p ...................     23,210    1,594,237
                                                                   ------------
Internet Software & Services - 3.0%
  America Online, Inc. *...............................     90,980    4,799,195
  Ariba, Inc. .........................................      9,940      974,586
  Commerce One, Inc. p ................................     24,860    1,128,411
  Inktomi Corp. p .....................................     12,540    1,482,855
                                                                   ------------
                                                                      8,385,047
                                                                   ------------
Semiconductor Equipment & Products - 8.0%
  Applied Materials, Inc. *............................     13,920    1,261,500
  Intel Corp. .........................................     59,292    7,926,599
  KLA-Tencor Corp. *...................................     51,160    2,996,058
  LSI Logic Corp. *....................................     54,020    2,923,833
  PMC-Sierra, Inc. *...................................      9,590    1,704,023
  Texas Instruments, Inc. .............................     77,960    5,354,877
                                                                   ------------
                                                                     22,166,890
                                                                   ------------
Software - 5.0%
  Microsoft Corp. *....................................    141,280   11,302,400
  Siebel Systems, Inc. *...............................     15,400    2,518,862
                                                                   ------------
                                                                     13,821,262
                                                                   ------------
MATERIALS - 1.6%
Metals & Mining - 1.4%
  Alcoa, Inc. .........................................    136,320    3,953,280
                                                                   ------------

                                   EVERGREEN
                          Select Large Cap Blend Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                       Shares      Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 0.2%
  International Paper Co. ..........................     17,860 $    532,451
                                                                ------------
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 6.3%
  Global Crossing, Ltd. *...........................     21,970      578,086
  GTE Corp. ........................................     62,260    3,875,685
  Qwest Communications International, Inc. *#.......     71,285    3,541,973
  WorldCom, Inc. ...................................    208,019    9,542,871
                                                                ------------
                                                                  17,538,615
                                                                ------------
Wireless Telecommunications Services - 1.0%
  Nextel Communications, Inc., Class A *............     41,908    2,564,246
                                                                ------------
UTILITIES - 1.0%
Electric Utilities - 1.0%
  Duke Energy Corp. ................................     51,303    2,892,207
                                                                ------------
    Total Common Stocks (cost $198,149,770).........             272,529,668
                                                                ------------
                                                     Principal
                                                       Amount      Value
U.S. TREASURY OBLIGATIONS - 1.7%
  U.S. Treasury Notes, 6.00 - 8.125%, 7/31/2001 -
    2/15/2026 (cost $4,896,825) ##.................. $4,896,825    4,896,825
                                                                ------------
SHORT-TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENTS - 1.7%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $4,763,602 (cost $4,761,063) (4)...........  4,761,063    4,761,063
                                                                ------------
                                                       Shares      Value
MUTUAL FUND SHARES - 1.7%
  Navigator Prime Portfolio (cost $4,798,940) ##....  4,798,940    4,798,940
                                                                ------------
    Total Cash Equivalents (cost $9,560,003)........               9,560,003
                                                                ------------
Total Investments - (cost $212,606,598) - 103.4%...............  286,986,496
Other Assets and Liabilities - (3.4%)..........................   (9,658,263)
                                                                ------------
Net Assets - 100.0%............................................ $277,328,233
                                                                ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                           Select Secular Growth Fund
                            Schedule of Investments
                                 June 30, 2000

                                                         Shares       Value

COMMON STOCKS - 94.7%
CONSUMER DISCRETIONARY - 10.2%
Media - 4.8%
  Comcast Corp., Class A..............................     322,500 $ 13,061,250
  Cox Communications, Inc., Class A *.................     268,800   12,247,200
  Viacom, Inc., Class B *.............................     280,000   19,092,500
                                                                   ------------
                                                                     44,400,950
                                                                   ------------
Multi-line Retail - 2.5%
  Target Corp. .......................................     139,800    8,108,400
  Wal-Mart Stores, Inc. ..............................     252,000   14,521,500
                                                                   ------------
                                                                     22,629,900
                                                                   ------------
Specialty Retail - 2.9%
  Best Buy Co., Inc. *................................     234,000   14,800,500
  Home Depot, Inc. ...................................     238,000   11,885,125
                                                                   ------------
                                                                     26,685,625
                                                                   ------------
CONSUMER STAPLES - 7.3%
Beverages - 3.8%
  Anheuser Busch Cos., Inc. ..........................     218,000   16,281,875
  Pepsico, Inc. ......................................     417,500   18,552,656
                                                                   ------------
                                                                     34,834,531
                                                                   ------------
Food Products - 1.4%
  Hershey Foods Corp. ................................     277,374   13,452,639
                                                                   ------------
Personal Products - 2.1%
  Colgate-Palmolive Co. ..............................     321,000   19,219,875
                                                                   ------------
FINANCIALS - 12.4%
Banks - 3.2%
  Chase Manhattan Corp. ..............................     177,000    8,153,063
  Northern Trust Corp. ...............................     185,000   12,036,562
  The Bank of New York Co., Inc. .....................     205,500    9,555,750
                                                                   ------------
                                                                     29,745,375
                                                                   ------------
Diversified Financials - 6.6%
  American Express Co. ...............................     333,249   17,370,604
  Brentwood Associates IV [_].........................   1,000,000          971
  Brentwood Associates VI [_].........................   1,000,000    2,096,060
  Goldman Sachs Group, Inc. ..........................     142,355   13,505,930
  Morgan Stanley, Dean Witter & Co. ..................     169,000   14,069,250
  Schwab (Charles) & Co., Inc. .......................     402,150   13,522,294
                                                                   ------------
                                                                     60,565,109
                                                                   ------------
Insurance - 2.6%
  American International Group, Inc. .................     148,642   17,465,435
  CIGNA Corp. ........................................      69,023    6,453,651
                                                                   ------------
                                                                     23,919,086
                                                                   ------------

                                   EVERGREEN
                           Select Secular Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                         Shares       Value

COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - 0.0%
  Franklin Capital Associates, LP [_].................     500,000 $     31,684
                                                                   ------------
HEALTH CARE - 6.9%
Biotechnology - 1.8%
  Amgen, Inc. *.......................................     238,500   16,754,625
                                                                   ------------
Health Care Equipment & Supplies - 2.3%
  Medtronic, Inc. ....................................     237,324   11,821,702
  PE Corp-PE Biosystems Group.........................     139,000    9,156,625
                                                                   ------------
                                                                     20,978,327
                                                                   ------------
Pharmaceuticals - 2.8%
  Johnson & Johnson...................................     157,500   16,045,312
  Pfizer, Inc. .......................................     195,000    9,360,000
                                                                   ------------
                                                                     25,405,312
                                                                   ------------
INDUSTRIALS - 6.3%
Commercial Services & Supplies - 2.0%
  Bea Systems, Inc. ..................................     378,916   18,732,660
                                                                   ------------
Construction & Engineering - 2.3%
  Metromedia Fiber Network, Inc., Class A.............     532,130   21,118,909
                                                                   ------------
Industrial Conglomerates - 2.0%
  General Electric Co. ...............................     342,000   18,126,000
                                                                   ------------
INFORMATION TECHNOLOGY - 45.6%
Communications Equipment - 12.8%
  Brocade Communications Systems, Inc. ...............     104,500   19,174,117
  Cisco Systems, Inc. *...............................     229,410   14,581,873
  Juniper Networks, Inc. .............................     149,700   21,790,707
  Nokia Corp., ADR....................................     332,100   16,584,244
  Redback Networks, Inc. .............................      67,000   11,926,000
  Research In Motion, Ltd. ...........................     395,757   17,908,004
  RF Micro Devices, Inc. *............................     180,000   15,772,500
                                                                   ------------
                                                                    117,737,445
                                                                   ------------
Computers & Peripherals - 4.6%
  EMC Corp. *.........................................     167,100   12,856,256
  Gateway, Inc. *.....................................     268,300   15,226,025
  Sun Microsystems, Inc. *............................     155,000   14,095,313
                                                                   ------------
                                                                     42,177,594
                                                                   ------------
Electronic Equipment & Instruments - 3.0%
  E-Tek Dynamics, Inc.................................      45,900   12,108,994
  JDS Uniphase Corp. *................................     126,500   15,164,187
                                                                   ------------
                                                                     27,273,181
                                                                   ------------

                                   EVERGREEN
                           Select Secular Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                        Shares       Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet & Catalog Retail - 0.3%
  Coolsavings.Com, Inc. .............................     383,700 $  2,326,181
                                                                  ------------
Internet Software & Services - 12.1%
  Art Technology Group, Inc. *.......................     181,087   18,278,469
  Broadvision, Inc. *................................     313,400   15,924,637
  Exodus Communications, Inc. .......................     360,800   16,619,350
  Inktomi Corp. .....................................     149,325   17,657,681
  Intertrust Technologies Corp. .....................     571,100   11,743,244
  Lifeminders, Inc. .................................     360,700   10,663,194
  National Information Consortium, Inc. .............      91,162    1,036,968
  VeriSign, Inc. ....................................     111,000   19,591,500
                                                                  ------------
                                                                   111,515,043
                                                                  ------------
Semiconductor Equipment & Products - 5.5%
  Applied Micro Circuits Corp. *.....................     199,000   19,651,250
  Broadcom Corp. *...................................      89,000   19,485,437
  Texas Instruments, Inc. ...........................     168,000   11,539,500
                                                                  ------------
                                                                    50,676,187
                                                                  ------------
Software - 7.3%
  Intuit, Inc. *.....................................     235,100    9,727,263
  Oracle Systems Corp. *.............................     223,000   18,745,937
  Veritas Software Corp. *...........................     148,844   16,821,698
  Vitria Technology, Inc. *..........................     360,200   22,017,225
                                                                  ------------
                                                                    67,312,123
                                                                  ------------
TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 6.0%
  Global Crossing, Ltd. *............................     459,444   12,089,120
  Level 3 Communications, Inc. ......................     202,500   17,820,000
  Williams Communications Group......................     436,100   14,473,069
  WorldCom, Inc. ....................................     224,700   10,308,113
                                                                  ------------
                                                                    54,690,302
                                                                  ------------
    Total Common Stocks (cost $683,209,907)..........              870,308,663
                                                                  ------------
                                                       Principal
                                                        Amount       Value
SHORT-TERM INVESTMENTS - 7.9%
REPURCHASE AGREEMENTS - 7.9%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $72,518,494 (cost $72,479,838) (5).......... $72,479,838   72,479,838
                                                                  ------------
Total Investments - (cost $755,689,745) - 102.6%.................  942,788,501
Other Assets and Liabilities - (2.6%)............................  (24,028,242)
                                                                  ------------
Net Assets - 100.0%.............................................. $918,760,259
                                                                  ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select Small Cap Growth Fund
                            Schedule of Investments
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 3.7%
Household Durables - 1.8%
  Universal Electronics, Inc. *........................    118,500 $  2,910,656
                                                                   ------------
Media - 1.6%
  Valassis Communications, Inc. *......................     64,500    2,459,063
                                                                   ------------
Textiles & Apparel - 0.3%
  Guess?, Inc. *.......................................     34,400      481,600
                                                                   ------------
CONSUMER STAPLES - 1.3%
Food & Drug Retailing - 1.3%
  Whole Foods Market, Inc. *#..........................     49,400    2,040,838
                                                                   ------------
ENERGY - 6.5%
Energy Equipment & Services - 4.7%
  Global Industries, Ltd. .............................    144,200    2,721,775
  Patterson Energy, Inc. *.............................     93,000    2,650,500
  Pride International, Inc. ...........................     86,500    2,140,875
                                                                   ------------
                                                                      7,513,150
                                                                   ------------
Oil & Gas - 1.8%
  Barrett Resources Corp. *............................     45,800    1,394,037
  Santa Fe Snyder Corp. ...............................    133,200    1,515,150
                                                                   ------------
                                                                      2,909,187
                                                                   ------------
FINANCIALS - 6.9%
Banks - 1.8%
  TCF Financial Corp. .................................    110,600    2,841,038
                                                                   ------------
Diversified Financials - 2.0%
  NextCard, Inc. *#....................................    163,500    1,389,750
  Ubiquitel, Inc. #....................................    191,800    1,810,112
                                                                   ------------
                                                                      3,199,862
                                                                   ------------
Insurance - 3.1%
  Arthur J. Gallagher & Co. ...........................     46,500    1,953,000
  Everest Reinsurance Group, Ltd. .....................     47,300    1,554,987
  Mercury General Corp. ...............................     62,200    1,469,475
                                                                   ------------
                                                                      4,977,462
                                                                   ------------
HEALTH CARE - 15.6%
Biotechnology - 6.0%
  CuraGen Corp. #......................................     48,400    1,842,225
  Epix Med, Inc. ......................................    104,900    1,560,388
  Genome Therapeutics Corp. #..........................     65,200    1,984,525
  Medarex, Inc. .......................................     27,800    2,349,100
  Myriad Genetics, Inc. *..............................     12,600    1,865,784
                                                                   ------------
                                                                      9,602,022
                                                                   ------------

                                   EVERGREEN
                          Select Small Cap Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 4.3%
  Lynx Therapeutics, Inc. *............................     52,000 $  2,473,250
  Mentor Corp. Minnesota...............................     74,900    2,036,344
  Molecular Devices Corp. .............................     32,600    2,255,512
                                                                   ------------
                                                                      6,765,106
                                                                   ------------
Health Care Providers & Services - 3.3%
  LifePoint Hospitals, Inc. *p.........................    117,700    2,618,825
  Pharmacopeia, Inc. ..................................     57,700    2,675,838
                                                                   ------------
                                                                      5,294,663
                                                                   ------------
Pharmaceuticals - 2.0%
  Cubist Pharmaceuticals, Inc. ........................     65,500    3,225,875
                                                                   ------------
INDUSTRIALS - 10.8%
Aerospace & Defense - 2.5%
  M Systems Flash Disk Pioneers, Ltd. *................     29,800    2,320,675
  Precision Castparts Corp. ...........................     36,500    1,651,625
                                                                   ------------
                                                                      3,972,300
                                                                   ------------
Commercial Services & Supplies - 6.2%
  Apollo Group, Inc. *.................................    125,500    3,514,000
  Devry, Inc. *........................................    158,300    4,185,056
  Startek, Inc. *......................................     43,000    2,166,125
                                                                   ------------
                                                                      9,865,181
                                                                   ------------
Electrical Equipment - 1.0%
  Belden, Inc. ........................................     59,500    1,524,688
                                                                   ------------
Marine - 1.1%
  Tidewater, Inc. .....................................     50,200    1,807,200
                                                                   ------------
INFORMATION TECHNOLOGY - 46.4%
Communications Equipment - 12.2%
  Ancor Communications, Inc. p.........................     91,400    3,268,978
  Audio Codes, Ltd.  p.................................     31,400    3,768,000
  Davox Corp. *........................................     95,500    1,235,531
  Extended Systems, Inc. p.............................     14,100    1,353,600
  Glenayre Technologies, Inc. .........................    138,700    1,465,019
  Plantronics, Inc. ...................................     21,200    2,448,600
  SonicWall, Inc. p....................................     29,300    2,580,232
  Tollgrade Communications, Inc. *.....................     25,100    3,325,750
                                                                   ------------
                                                                     19,445,710
                                                                   ------------
Computers & Peripherals - 5.7%
  Inamed Corp. ........................................     67,300    2,464,863
  Infocus Corp. p......................................     70,700    2,275,656

                                   EVERGREEN
                          Select Small Cap Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
  Maxtor Corp. *p......................................    161,600 $  1,706,900
  Rainbow Technologies, Inc. ..........................     54,900    2,669,512
                                                                   ------------
                                                                      9,116,931
                                                                   ------------
Electronic Equipment & Instruments - 7.9%
  Caliper Technologies Corp. p.........................     41,100    1,890,600
  Coherent, Inc. *.....................................     30,800    2,583,350
  II-VI, Inc. *........................................     43,200    2,089,800
  Kopin Corp. *........................................     25,300    1,752,025
  Sandisk Corp. .......................................     33,100    2,025,306
  Three-Five Systems, Inc. *...........................     37,750    2,227,250
                                                                   ------------
                                                                     12,568,331
                                                                   ------------
Internet Software & Services - 3.8%
  Art Technology Group, Inc. *.........................     12,300    1,241,531
  Keynote Systems, Inc. ...............................     31,200    2,201,550
  Netegrity, Inc. *....................................     34,400    2,590,750
                                                                   ------------
                                                                      6,033,831
                                                                   ------------
Semiconductor Equipment & Products - 10.1%
  Helix Technology Corp. ..............................     47,800    1,864,200
  Intersil Holding Corp. *p............................     43,300    2,340,906
  Lattice Semiconductor Corp. *p.......................     40,100    2,771,912
  LTX Corp. *..........................................     50,600    1,767,838
  Photon Dynamics, Inc. *..............................     28,100    2,098,719
  PRI Automation, Inc. ................................     25,400    1,660,922
  Semitool, Inc. *.....................................    102,200    1,769,338
  Silicon Image, Inc. *p...............................     37,400    1,865,325
                                                                   ------------
                                                                     16,139,160
                                                                   ------------
Software - 6.7%
  Bottomline Technologies, Inc. *......................     51,500    1,760,656
  Geoworks.............................................     39,700      625,275
  Metasolv Software, Inc. *p...........................     32,100    1,412,400
  Pegrine Systems, Inc. *..............................     79,575    2,760,258
  Remedy Corp. *.......................................     36,800    2,051,600
  Smartforce Plc.......................................     44,600    2,140,800
                                                                   ------------
                                                                     10,750,989
                                                                   ------------
MATERIALS - 2.0%
Chemicals - 2.0%
  OM Group, Inc. ......................................     72,800    3,203,200
                                                                   ------------

                                   EVERGREEN
                          Select Small Cap Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 4.0%
  Microcell Telecommunications *......................     44,900 $  1,622,012
  Primus Telecomm Group, Inc. *#......................     72,100    1,793,487
  West Teleservices Corp. *...........................    118,300    2,994,469
                                                                  ------------
                                                                     6,409,968
                                                                  ------------
Wireless Telecommunications Services - 2.1%
  Boston Communications Group *.......................     77,200    1,080,800
  Rural Celluar Corp., Class A *......................     29,500    2,258,594
                                                                  ------------
                                                                     3,339,394
                                                                  ------------
    Total Common Stocks (cost $133,657,271)...........             158,397,405
                                                                  ------------
SHORT-TERM INVESTMENTS - 17.9%
MUTUAL FUND SHARES - 17.9%
  Evergreen Select Money Market Fund (cost $2,316,079)
   @..................................................  2,316,079    2,316,079
  Navigator Prime Portfolio (cost $26,266,441) ##..... 26,266,441   26,266,441
                                                                  ------------
    Total Cash Equivalents (cost $28,582,520).........              28,582,520
                                                                  ------------
Total Investments - (cost $162,239,791) - 117.2%.................  186,979,925
Other Assets and Liabilities - (17.2%)...........................  (27,535,667)
                                                                  ------------
Net Assets - 100.0%.............................................. $159,444,258
                                                                  ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                        Select Small Company Value Fund
                            Schedule of Investments
                                 June 30, 2000

                                                           Shares      Value

COMMON STOCKS - 98.2%
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 1.0%
  Arvin Industries, Inc..................................    40,000 $   695,000
                                                                    -----------
Household Durables - 3.1%
  Fossil, Inc. *.........................................    50,000     971,875
  Furniture Brands International, Inc. *.................    27,100     409,888
  Industrie Natuzzi SpA, ADR *...........................    61,000     724,375
                                                                    -----------
                                                                      2,106,138
                                                                    -----------
Multi-line Retail - 0.5%
  Reebok International, Ltd. *...........................    23,500     374,531
                                                                    -----------
Specialty Retail - 3.7%
  Linens 'n Things, Inc. *...............................    21,500     583,187
  Pier 1 Imports, Inc....................................   121,000   1,179,750
  Ross Stores, Inc.......................................    43,600     743,925
                                                                    -----------
                                                                      2,506,862
                                                                    -----------
Textiles & Apparel - 2.1%
  Guess?, Inc. *.........................................    54,700     765,800
  Russell Corp...........................................    17,600     352,000
  Wolverine World Wide, Inc. ............................    31,000     306,125
                                                                    -----------
                                                                      1,423,925
                                                                    -----------
CONSUMER STAPLES - 4.1%
Food & Drug Retailing - 1.1%
  Whole Foods Market, Inc. *.............................    17,300     714,706
                                                                    -----------
Food Products - 3.0%
  International Multifoods Corp. ........................     1,000      17,313
  Michael Foods, Inc.....................................    60,600   1,484,700
  Smithfield Foods, Inc..................................    19,200     538,800
                                                                    -----------
                                                                      2,040,813
                                                                    -----------
ENERGY - 9.4%
Energy Equipment & Services - 4.1%
  Cal Dive International, Inc. *.........................     7,200     390,150
  Hanover Compressor Co. *...............................    25,400     965,200
  Pride International, Inc. *............................    42,800   1,059,300
  UTI Energy Corp........................................     8,800     353,100
                                                                    -----------
                                                                      2,767,750
                                                                    -----------
Oil & Gas - 5.3%
  Berry Petroleum Co., Class A...........................    45,000     765,000
  Cabot Oil & Gas Corp., Class A.........................    25,500     540,281
  Newfield Exploration Co. *.............................    16,700     653,388
  Pennzoil-Quaker State Co. .............................    40,000     482,500
  Pogo Producing Co. ....................................     9,800     216,825

                                   EVERGREEN
                        Select Small Company Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                           Shares      Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Santa Fe Snyder Corp. .................................    40,400 $   459,550
  Stone Energy Corp. *...................................     8,500     507,875
                                                                    -----------
                                                                      3,625,419
                                                                    -----------
FINANCIALS - 20.0%
Banks - 15.7%
  Astoria Financial Corp. ...............................    17,700     455,775
  Banknorth Group, Inc. .................................    58,000     888,125
  Britton & Koontz Capital Corp. ........................    25,000     275,000
  Civic Bancorp..........................................   110,250   1,584,844
  Columbia Banking Systems, Inc. ........................    69,960     857,010
  Cullen/Frost Bankers, Inc. ............................    26,500     697,281
  First Oak Brook Bancshares, Inc., Class A..............    40,000     545,000
  First State Bancorp....................................    30,000     307,500
  Granite State Bankshares, Inc. ........................    40,000     605,000
  Highland Bancorp, Inc. ................................    36,000     877,500
  Independent Bankshares, Inc. ..........................    60,000   1,136,250
  MetroWest Bank.........................................    45,000     247,500
  Mid-State Bancshares...................................    46,100   1,256,225
  Washington Trust Bancorp, Inc. ........................    47,587     701,908
  Wilmington Trust Corp. ................................     6,700     286,425
                                                                    -----------
                                                                     10,721,343
                                                                    -----------
Diversified Financials - 2.1%
  Raymond James Financial, Inc. .........................    18,000     405,000
  Ulticom, Inc. .........................................     6,600     158,503
  Waddell & Reed Financial, Inc., Class A................    26,550     871,172
                                                                    -----------
                                                                      1,434,675
                                                                    -----------
Real Estate - 2.2%
  AMB Property Corp. REIT................................    21,500     490,469
  Liberty Property Trust REIT............................    12,500     324,219
  Prentiss Properties Trust REIT.........................    13,200     316,800
  SL Green Realty Corp. REIT.............................    13,000     347,750
                                                                    -----------
                                                                      1,479,238
                                                                    -----------
HEALTH CARE - 17.8%
Biotechnology - 0.1%
  Charles River Laboratories International, Inc..........     2,500      55,469
                                                                    -----------
Health Care Equipment & Supplies - 7.1%
  Alza Corp. *...........................................    21,200   1,253,450
  Beckman Coulter, Inc. .................................     9,100     531,212
  CONMED Corp. ..........................................    21,200     548,550
  DENTSPLY International, Inc. ..........................     8,000     246,500

                                   EVERGREEN
                        Select Small Company Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                           Shares      Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
  Exactech, Inc. *.......................................    75,200 $ 1,198,500
  KV Pharmaceutical Co. .................................     6,300     171,281
  KV Pharmaceutical Co., Class A.........................     3,400      90,100
  Sybron International Corp. *...........................    40,000     792,500
                                                                    -----------
                                                                      4,832,093
                                                                    -----------
Health Care Providers & Services - 2.4%
  AmeriSource Health Corp., Class A *....................    53,234   1,650,254
                                                                    -----------
Pharmaceuticals - 8.2%
  Alpharma, Inc., Class A................................    25,080   1,561,230
  Barr Laboratories, Inc. ...............................    18,750     840,234
  Medicis Pharmaceutical Corp., Class A *................    23,100   1,316,700
  Shire Pharmaceuticals Group Plc, ADR *.................    11,700     606,938
  Warner Chilcott Laboratories Plc, ADR..................    27,000     600,750
  Watson Pharmaceuticals, Inc. *.........................    12,500     671,875
                                                                    -----------
                                                                      5,597,727
                                                                    -----------
INDUSTRIALS - 7.7%
Building Products - 1.9%
  American Woodmark Corp. ...............................    30,000     615,000
  LSI Industries, Inc. ..................................    42,900     651,544
                                                                    -----------
                                                                      1,266,544
                                                                    -----------
Commercial Services & Supplies - 2.9%
  Affiliated Computer Services, Inc., Class A *..........    20,800     687,700
  CSG Systems International, Inc. *......................    17,400     975,487
  Interim Services, Inc. *...............................    17,000     301,750
                                                                    -----------
                                                                      1,964,937
                                                                    -----------
Electrical Equipment - 0.4%
  Baldor Electric Co. ...................................    15,000     279,375
                                                                    -----------
Machinery - 2.5%
  Applied Power, Inc., Class A...........................    15,600     522,600
  Idex Corp. ............................................    11,400     359,813
  Manitowoc Co., Inc. ...................................    12,000     321,000
  Roper Industries, Inc. ................................    20,000     512,500
                                                                    -----------
                                                                      1,715,913
                                                                    -----------
INFORMATION TECHNOLOGY - 17.3%
Communications Equipment - 0.9%
  Apex, Inc. ............................................     6,300     275,625
  Scientific Atlanta, Inc. ..............................     4,200     312,900
                                                                    -----------
                                                                        588,525
                                                                    -----------

                                   EVERGREEN
                        Select Small Company Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                           Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 3.0%
  Cybex Computer Products Corp. .........................    17,600 $   756,800
  Radisys Corp. *........................................     6,500     368,875
  Zebra Technologies Corp., Class A *....................    19,800     877,388
                                                                    -----------
                                                                      2,003,063
                                                                    -----------
Electronic Equipment & Instruments - 3.0%
  Burr-Brown Corp. ......................................    13,400   1,161,613
  Sanmina Corp. *........................................    10,220     873,810
                                                                    -----------
                                                                      2,035,423
                                                                    -----------
Semiconductor Equipment & Products - 4.3%
  Advanced Energy Industries, Inc. ......................     8,700     512,756
  Helix Technology Corp. ................................    31,400   1,224,600
  Kulicke & Soffa Industries, Inc. ......................     4,700     279,063
  Lattice Semiconductor Corp. *..........................    13,500     933,187
                                                                    -----------
                                                                      2,949,606
                                                                    -----------
Software - 6.1%
  Answerthink Consulting Group...........................    27,500     457,187
  FileNet Corp. .........................................    17,600     323,400
  Hyperion Solutions Corp. ..............................    22,600     733,087
  National Instruments Corp. ............................     9,900     431,888
  Network Associates, Inc. *.............................    33,000     672,375
  Progress Software Corp. ...............................    33,300     597,319
  Remedy Corp. *.........................................    17,000     947,750
                                                                    -----------
                                                                      4,163,006
                                                                    -----------
MATERIALS - 4.8%
Chemicals - 3.1%
  Cambrex Corp. .........................................    13,500     607,500
  Crompton Corp. ........................................    42,500     520,625
  Donaldson, Inc. .......................................    28,600     564,850
  Olin Corp. ............................................    24,500     404,250
                                                                    -----------
                                                                      2,097,225
                                                                    -----------
Containers & Packaging - 1.1%
  AptarGroup, Inc. ......................................    27,000     729,000
                                                                    -----------
Electronic Equipment & Instruments - 0.6%
  Manufacturers Services, Ltd. ..........................    21,700     446,206
                                                                    -----------
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
  Hickory Tech Corp. ....................................    54,300     661,781
                                                                    -----------

                                   EVERGREEN
                        Select Small Company Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
UTILITIES - 5.7%
Electric Utilities - 1.4%
  Cleco Corp. ..........................................    10,000 $   335,000
  UtiliCorp United, Inc.................................    32,500     645,938
                                                                   -----------
                                                                       980,938
                                                                   -----------
Gas Utilities - 4.3%
  Eastern Enterprises...................................    25,000   1,575,000
  MDU Resources Group, Inc. ............................    61,100   1,321,287
                                                                   -----------
                                                                     2,896,287
                                                                   -----------
    Total Common Stocks (cost $62,722,957)..............            66,803,772
                                                                   -----------
SHORT-TERM INVESTMENTS - 4.3%
MUTUAL FUND SHARES - 4.3%
  Evergreen Select Money Market Fund
   (cost $2,891,517) @.................................. 2,891,517   2,891,517
                                                                   -----------
Total Investments - (cost $65,614,474) - 102.5%...................  69,695,289
Other Assets and Liabilities - (2.5%).............................  (1,673,858)
                                                                   -----------
Net Assets - 100.0%............................................... $68,021,431
                                                                   -----------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                         Select Social Principles Fund
                            Schedule of Investments
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 1.1%
  Magna International, Inc., Class A...................     19,470 $    919,957
                                                                   ------------
Automobiles - 0.8%
  Harley-Davidson, Inc. ...............................     19,060      733,810
                                                                   ------------
Hotels, Restaurants & Leisure - 2.1%
  Magna Entertainment Corp.............................      4,606       30,011
  Starbucks Corp. *#...................................     26,550    1,013,878
  Tricon Global Restaurants, Inc. *....................     25,140      710,205
                                                                   ------------
                                                                      1,754,094
                                                                   ------------
Media - 3.2%
  Omnicom Group, Inc...................................     10,190      907,547
  Pegasus Communications Corp..........................      9,850      483,266
  Young & Rubicam, Inc. ...............................     23,410    1,338,759
                                                                   ------------
                                                                      2,729,572
                                                                   ------------
Multi-line Retail - 3.2%
  Family Dollar Stores, Inc. ..........................     85,150    1,665,747
  Saks, Inc. *#........................................    101,470    1,065,435
                                                                   ------------
                                                                      2,731,182
                                                                   ------------
Specialty Retail - 2.5%
  Abercrombie & Fitch Co., Class A *#..................     13,950      170,016
  Best Buy Co., Inc. *.................................     16,026    1,013,644
  Circuit City Stores, Inc. ...........................      3,320      110,183
  Staples, Inc. *......................................     53,420      821,332
                                                                   ------------
                                                                      2,115,175
                                                                   ------------
CONSUMER STAPLES - 6.6%
Food Products - 6.6%
  Dean Foods Co........................................     23,320      738,953
  Keebler Foods Co. *#.................................     61,400    2,279,475
  McCormick & Co., Inc.................................     27,030      878,475
  Nabisco Holdings Corp., Class A #....................     32,840    1,724,100
                                                                   ------------
                                                                      5,621,003
                                                                   ------------
ENERGY - 1.7%
Oil & Gas - 1.7%
  Ultramar Diamond Shamrock Corp. .....................     57,860    1,435,651
                                                                   ------------
FINANCIALS - 14.1%
Banks - 5.8%
  FleetBoston Financial Corp. .........................     29,806    1,013,404
  Mellon Financial Corp................................     24,790      903,286
  SouthTrust Corp......................................     96,790    2,189,874

                                   EVERGREEN
                         Select Social Principles Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Summit Bancorp.......................................     10,970 $    270,136
  Union Planters Corp. ................................     18,140      506,786
                                                                   ------------
                                                                      4,883,486
                                                                   ------------
Diversified Financials - 3.1%
  Countrywide Credit Industries, Inc. .................     24,180      732,956
  E Trade Group, Inc. #................................     62,000    1,023,000
  Knight Trading Group, Inc. #.........................     28,410      846,973
                                                                   ------------
                                                                      2,602,929
                                                                   ------------
Insurance - 4.3%
  AFLAC, Inc...........................................      6,560      301,350
  Annuity & Life Re, Ltd. .............................     32,210      789,145
  Partner Re, Ltd. ....................................     26,520      939,803
  ReliaStar Financial Corp. ...........................     31,440    1,648,635
                                                                   ------------
                                                                      3,678,933
                                                                   ------------
Real Estate - 0.9%
  FelCor Lodging Trust, Inc., REIT #...................     43,870      811,595
                                                                   ------------
HEALTH CARE - 9.1%
Biotechnology - 2.5%
  Biogen, Inc. *.......................................      6,890      444,405
  Chiron Corp. #.......................................      8,820      418,950
  MedImmune, Inc. *#...................................     17,340    1,283,160
                                                                   ------------
                                                                      2,146,515
                                                                   ------------
Health Care Equipment & Supplies - 0.5%
  PE Corp-PE Biosystems Group..........................      5,720      376,805
                                                                   ------------
Health Care Providers & Services - 3.4%
  HEALTHSOUTH Corp. *..................................    205,700    1,478,469
  Pediatrix Medical Group, Inc. *#.....................     45,160      524,985
  Wellpoint Health Networks, Inc., Class A *...........     11,650      843,897
                                                                   ------------
                                                                      2,847,351
                                                                   ------------
Pharmaceuticals - 2.7%
  Elan Corp. Plc., ADR *#..............................     25,310    1,225,953
  Mylan Laboratories, Inc. #...........................     59,192    1,080,254
                                                                   ------------
                                                                      2,306,207
                                                                   ------------
INDUSTRIALS - 7.6%
Aerospace & Defense - 0.5%
  BE Aerospace, Inc. *.................................     55,870      384,106
                                                                   ------------
Commercial Services & Supplies - 4.8%
  Apollo Group, Inc. *#................................     39,210    1,097,880
  Ha Lo Industries, Inc. *.............................     95,600      537,750

                                   EVERGREEN
                         Select Social Principles Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
  NCI Building Systems, Inc. *.........................     31,910 $    646,178
  Newpark Resources, Inc. *............................    188,520    1,779,157
                                                                   ------------
                                                                      4,060,965
                                                                   ------------
Construction & Engineering - 2.3%
  Metromedia Fiber Network, Inc., Class A *#...........     49,400    1,960,563
                                                                   ------------
INFORMATION TECHNOLOGY - 28.2%
Communications Equipment - 1.1%
  Harmonic Lightwaves, Inc. *#.........................     25,190      623,452
  Redback Networks, Inc. #.............................      1,920      341,760
                                                                   ------------
                                                                        965,212
                                                                   ------------
Electronic Equipment & Instruments - 2.7%
  Flextronics International, Ltd. #....................     11,860      814,634
  Sanmina Corp. *#.....................................     11,900    1,017,450
  SCI Systems, Inc. *..................................     11,240      440,467
                                                                   ------------
                                                                      2,272,551
                                                                   ------------
Internet Software & Services - 5.7%
  Ariba, Inc...........................................     15,600    1,529,531
  Cnet Networks, Inc. #................................     24,380      598,834
  Commerce One, Inc. #.................................      8,480      384,913
  Inktomi Corp. #......................................     14,930    1,765,472
  Real Networks, Inc. *#...............................     11,450      578,941
                                                                   ------------
                                                                      4,857,691
                                                                   ------------
Semiconductor Equipment & Products - 10.5%
  Altera Corp. *.......................................      9,940    1,013,259
  KLA-Tencor Corp. *...................................     22,890    1,340,496
  Linear Technology Corp...............................     18,280    1,168,777
  Novellus Systems, Inc. *.............................     32,540    1,840,544
  PMC-Sierra, Inc. *...................................     17,840    3,169,945
  Teradyne, Inc. *.....................................      5,120      376,320
                                                                   ------------
                                                                      8,909,341
                                                                   ------------
Software - 8.2%
  Informix Corp. #.....................................     73,170      544,202
  Phone.com, Inc.......................................      4,930      321,066
  Siebel Systems, Inc. *...............................     34,130    5,582,388
  Veritas Software Corp. *#............................      4,222      477,152
                                                                   ------------
                                                                      6,924,808
                                                                   ------------
MATERIALS - 1.4%
Construction Materials - 0.8%
  Southdown, Inc.......................................     11,480      662,970
                                                                   ------------

                                   EVERGREEN
                         Select Social Principles Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
MATERIALS - continued
Containers & Packaging - 0.6%
  Rock Tennessee Co., Class A.........................     64,420 $    551,596
                                                                  ------------
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 4.5%
  NorthPoint Communications Group, Inc. ..............     13,470      150,695
  Qwest Communications International, Inc. *#.........     72,890    3,621,722
                                                                  ------------
                                                                     3,772,417
                                                                  ------------
Wireless Telecommunications Services - 2.4%
  Crown Castle International Corp. ...................     19,620      716,130
  Voicestream Wireless Corp. *#.......................     11,640    1,353,696
                                                                  ------------
                                                                     2,069,826
                                                                  ------------
UTILITIES - 6.8%
Electric Utilities - 4.5%
  Cinergy Corp........................................     57,860    1,471,814
  Sierra Pacific Resources #..........................     59,528      747,821
  UtiliCorp United, Inc. .............................     77,550    1,541,306
                                                                  ------------
                                                                     3,760,941
                                                                  ------------
Gas Utilities - 2.3%
  El Paso Energy Corp.................................     38,860    1,979,431
                                                                  ------------
    Total Common Stocks (cost $68,949,659)............              80,826,683
                                                                  ------------

                                                       Principal
                                                         Amount      Value
U.S. TREASURY OBLIGATIONS - 4.1%
  U.S. Treasury Notes, 5.00 - 14.00%, 4/30/2001 -
    2/15/2026 (cost $3,437,940) ##.................... $3,437,940    3,437,940
                                                                  ------------
SHORT-TERM INVESTMENTS - 28.2%
REPURCHASE AGREEMENTS - 3.2%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $2,678,813
   (cost $2,677,385) (6)..............................  2,677,385    2,677,385
                                                                  ------------

                                                         Shares      Value

MUTUAL FUND SHARES - 25.0%
  Navigator Prime Portfolio (cost $21,239,624) ##..... 21,239,624   21,239,624
                                                                  ------------
    Total Cash Equivalents (cost $23,917,009) ........              23,917,009
                                                                  ------------
Total Investments - (cost $96,304,608) - 127.6%..................  108,181,632
Other Assets and Liabilities - (27.6%)...........................  (23,380,880)
                                                                  ------------
Net Assets - 100.0%.............................................. $ 84,800,752
                                                                  ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select Strategic Growth Fund
                            Schedule of Investments
                                 June 30, 2000

                                                         Shares       Value

COMMON STOCKS - 93.7%
CONSUMER DISCRETIONARY - 8.5%
Media - 0.5%
  Omnicom Group, Inc. ................................      49,875 $  4,441,992
                                                                   ------------
Multi-line Retail - 3.7%
  Family Dollar Stores, Inc. .........................     477,800    9,346,962
  Wal-Mart Stores, Inc. ..............................     375,950   21,664,119
                                                                   ------------
                                                                     31,011,081
                                                                   ------------
Specialty Retail - 4.3%
  Best Buy Co., Inc. *................................     181,600   11,486,200
  Home Depot, Inc. ...................................     329,310   16,444,918
  RadioShack Corp. #..................................     168,850    7,999,269
                                                                   ------------
                                                                     35,930,387
                                                                   ------------
CONSUMER STAPLES - 7.7%
Beverages - 2.9%
  Anheuser Busch Cos., Inc. #.........................     153,250   11,445,859
  Pepsico, Inc. #.....................................     285,375   12,681,352
                                                                   ------------
                                                                     24,127,211
                                                                   ------------
Food Products - 1.2%
  Quaker Oats Co. ....................................     134,175   10,079,897
                                                                   ------------
Personal Products - 2.3%
  Colgate-Palmolive Co. ..............................     152,605    9,137,224
  Kimberly-Clark Corp. ...............................     170,710    9,794,486
                                                                   ------------
                                                                     18,931,710
                                                                   ------------
Tobacco - 1.3%
  Philip Morris Cos., Inc. ...........................     424,725   11,281,758
                                                                   ------------
ENERGY - 1.3%
Oil & Gas - 1.3%
  Tosco Corp. ........................................     389,025   11,014,270
                                                                   ------------
FINANCIALS - 2.8%
Diversified Financials - 1.9%
  American Express Co. ...............................      34,200    1,782,675
  Citigroup, Inc. ....................................     231,575   13,952,394
                                                                   ------------
                                                                     15,735,069
                                                                   ------------
Insurance - 0.9%
  American International Group, Inc...................      66,600    7,825,500
                                                                   ------------
HEALTH CARE - 11.9%
Health Care Providers & Services - 1.2%
  HCA-The Healthcare Corp.............................     340,325   10,337,372
                                                                   ------------

                                   EVERGREEN
                          Select Strategic Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                         Shares       Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 10.7%
  Johnson & Johnson p.................................     223,850 $ 22,804,719
  Pfizer, Inc. .......................................   1,014,643   48,702,864
  Schering-Plough Corp. ..............................     360,900   18,225,450
                                                                   ------------
                                                                     89,733,033
                                                                   ------------
INDUSTRIALS - 7.8%
Commercial Services & Supplies - 1.1%
  McGraw-Hill Cos., Inc. .............................     181,450    9,798,300
                                                                   ------------
Industrial Conglomerates - 6.7%
  General Electric Co. ...............................   1,061,550   56,262,150
                                                                   ------------
INFORMATION TECHNOLOGY - 52.8%
Communications Equipment - 17.5%
  Advanced Fibre Communications, Inc..................     247,435   11,211,898
  Brocade Communications Systems, Inc. p..............      57,725   10,591,636
  CIENA Corp. *p......................................      28,775    4,796,433
  Cisco Systems, Inc. *...............................     701,700   44,601,806
  Commscope, Inc. ....................................     275,000   11,275,000
  Emulex Corp. p......................................     136,425    8,961,417
  Extreme Networks, Inc. .............................     161,325   17,019,788
  Juniper Networks, Inc. p............................      48,300    7,030,669
  Nortel Networks Corp. p.............................     202,900   13,847,925
  Powerwave Technologies, Inc. *p.....................     279,850   12,313,400
  RF Micro Devices, Inc. *............................      64,800    5,678,100
                                                                   ------------
                                                                    147,328,072
                                                                   ------------
Computers & Peripherals - 8.2%
  EMC Corp. *.........................................     365,850   28,147,584
  Hewlett-Packard Co. ................................      67,900    8,479,013
  Network Appliance, Inc..............................     109,500    8,814,750
  Sun Microsystems, Inc. *............................     255,050   23,193,609
                                                                   ------------
                                                                     68,634,956
                                                                   ------------
Electronic Equipment & Instruments - 2.0%
  JDS Uniphase Corp. *................................     139,800   16,758,525
                                                                   ------------
Internet Software & Services - 2.4%
  Broadvision, Inc. *.................................     185,190    9,409,967
  Yahoo!, Inc. *......................................      85,550   10,597,506
                                                                   ------------
                                                                     20,007,473
                                                                   ------------
Semiconductor Equipment & Products - 12.1%
  Analog Devices, Inc. *..............................      53,450    4,062,200
  Applied Micro Circuits Corp. *......................     105,350   10,403,312
  Conexant Systems, Inc. *p...........................     288,825   14,044,116

                                   EVERGREEN
                          Select Strategic Growth Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                      Shares       Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Integrated Device Technology.....................     207,875 $ 12,446,516
  LSI Logic Corp. *................................     317,000   17,157,625
  Micrel, Inc. ....................................     189,372    8,225,846
  National Semiconductor Corp. *...................     175,275    9,946,856
  PMC-Sierra, Inc. *...............................      43,175    7,671,658
  SDL, Inc. *#.....................................      23,575    6,723,295
  Texas Instruments, Inc. .........................     168,350   11,563,541
                                                                ------------
                                                                 102,244,965
                                                                ------------
Software - 10.6%
  Business Objects SA, ADR *.......................      90,360    7,962,975
  Macromedia, Inc. ................................       4,310      416,723
  Mercury Interactive Corp. *......................     245,168   23,720,004
  Microsoft Corp. *................................     252,025   20,162,000
  Remedy Corp. *...................................     419,285   23,375,139
  Siebel Systems, Inc. *...........................      81,680   13,359,785
                                                                ------------
                                                                  88,996,626
                                                                ------------
UTILITIES - 0.9%
Electric Utilities - 0.9%
  Duke Energy Corp. ...............................     129,075    7,276,603
                                                                ------------
    Total Common Stocks (cost $569,768,602)........              787,756,950
                                                                ------------

                                                     Principal
                                                      Amount       Value
U.S. TREASURY OBLIGATIONS - 0.1%
  U.S. Treasury Notes, 7.875%, 7/31/2001 -
    8/15/2001
   (cost $1,116,000) ##............................ $ 1,116,000    1,116,000
                                                                ------------
SHORT-TERM INVESTMENTS - 16.8%
REPURCHASE AGREEMENTS - 10.2%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $85,838,514 (cost $85,792,758) (7)........  85,792,758   85,792,758
                                                                ------------

                                                      Shares       Value
MUTUAL FUND SHARES - 6.6%
  Valiant General Fund (cost $198,442).............     198,442      198,442
  Navigator Prime Portfolio (cost $56,000,819) ##..  56,000,819   56,000,819
                                                                ------------
    Total Cash Equivalents (cost $141,992,019).....              141,992,019
                                                                ------------
Total Investments - (cost $712,876,621) - 110.6%...............  930,864,969
Other Assets and Liabilities - (10.6%).........................  (89,527,542)
                                                                ------------
Net Assets - 100.0%............................................ $841,337,427
                                                                ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select Strategic Value Fund
                            Schedule of Investments
                                 June 30, 2000

                                                         Shares       Value

COMMON STOCKS - 94.7%
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.6%
  Lear Corp. *........................................     244,065 $  4,881,300
                                                                   ------------
Hotels, Restaurants & Leisure - 2.2%
  McDonald's Corp.....................................     502,625   16,555,211
                                                                   ------------
Household Durables - 2.7%
  Black & Decker Corp.................................     524,150   20,605,647
                                                                   ------------
Media - 4.8%
  Cablevision Systems Corp............................     201,100   13,649,662
  Disney (Walt) Co....................................     579,195   22,480,006
                                                                   ------------
                                                                     36,129,668
                                                                   ------------
Specialty Retail - 2.1%
  Lowe's Companies, Inc...............................     386,125   15,855,258
                                                                   ------------
CONSUMER STAPLES - 1.6%
Tobacco - 1.6%
  Philip Morris Cos., Inc.............................     441,500   11,727,344
                                                                   ------------
ENERGY - 16.7%
Oil & Gas - 16.7%
  Burlington Resources, Inc...........................     543,726   20,797,519
  Conoco, Inc., Class B...............................     628,300   15,432,619
  Exxon Mobil Corp....................................     440,734   34,597,619
  Texaco, Inc.........................................     330,350   17,591,138
  Tosco Corp..........................................     738,350   20,904,534
  Ultramar Diamond Shamrock Corp......................     300,625    7,459,258
  USX Marathon Group..................................     383,350    9,607,709
                                                                   ------------
                                                                    126,390,396
                                                                   ------------
FINANCIALS - 24.1%
Banks - 13.4%
  Bank of America Corp................................     443,065   19,051,795
  Chase Manhattan Corp................................     554,632   25,547,736
  Mellon Financial Corp...............................     722,000   26,307,875
  SouthTrust Corp.....................................     295,586    6,687,633
  Wells Fargo Co......................................     616,625   23,894,219
                                                                   ------------
                                                                    101,489,258
                                                                   ------------
Diversified Financials - 9.2%
  Citigroup, Inc......................................     443,991   26,750,458
  Countrywide Credit Industries, Inc..................     375,625   11,386,133
  Merrill Lynch & Co., Inc............................     276,900   31,843,500
                                                                   ------------
                                                                     69,980,091
                                                                   ------------
Insurance - 1.5%
  American International Group, Inc...................      94,000   11,045,000
                                                                   ------------

                                   EVERGREEN
                          Select Strategic Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                          Shares       Value

COMMON STOCKS - continued
HEALTH CARE - 3.7%
Health Care Providers & Services - 2.2%
  Tenet Healthcare Corp. *.............................     619,925 $ 16,737,975
                                                                    ------------
Pharmaceuticals - 1.5%
  Bristol-Myers Squibb Co..............................     191,170   11,135,653
                                                                    ------------
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.9%
  Motorola, Inc........................................     498,345   14,483,152
                                                                    ------------
Computers & Peripherals - 2.5%
  International Business Machines Corp.................     172,525   18,902,270
                                                                    ------------
Electronic Equipment & Instruments - 2.8%
  Koninklijke (Royal) Philips Electronics, NV, ADR.....     444,448   21,111,280
                                                                    ------------
Semiconductor Equipment & Products - 3.5%
  Intel Corp...........................................     115,965   15,503,071
  Teradyne, Inc. *.....................................     153,513   11,283,205
                                                                    ------------
                                                                      26,786,276
                                                                    ------------
MATERIALS - 6.1%
Chemicals - 1.2%
  Hercules, Inc........................................     640,745    9,010,477
                                                                    ------------
Metals & Mining - 3.1%
  Alcoa, Inc...........................................     801,100   23,231,900
                                                                    ------------
Paper & Forest Products - 1.8%
  Mead Corp............................................     560,060   14,141,515
                                                                    ------------
TELECOMMUNICATION SERVICES - 13.7%
Diversified Telecommunication Services - 13.7%
  Adelphia Communications Corp., Class A...............     255,800   11,990,625
  ALLTEL Corp..........................................     246,750   15,283,078
  AT&T Corp............................................     565,000   17,868,125
  Centurytel, Inc......................................     610,837   17,561,564
  GTE Corp.............................................     375,510   23,375,497
  SBC Communications, Inc..............................     415,000   17,948,750
                                                                    ------------
                                                                     104,027,639
                                                                    ------------
UTILITIES - 5.7%
Gas Utilities - 5.7%
  El Paso Energy Corp..................................     211,900   10,793,656
  NICOR, Inc...........................................     251,500    8,205,188
  The Williams Companies, Inc..........................     569,090   23,723,939
                                                                    ------------
                                                                      42,722,783
                                                                    ------------
    Total Common Stocks (cost $697,747,179)............              716,950,093
                                                                    ------------

                                   EVERGREEN
                          Select Strategic Value Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                        Shares       Value

PREFERRED STOCKS - 2.1%
CONSUMER DISCRETIONARY - 2.1%
Media - 2.1%
  News Corp., Ltd. (cost $8,866,280).................     334,600 $ 15,893,500
                                                                  ------------

                                                       Principal
                                                        Amount       Value
SHORT-TERM INVESTMENTS - 3.6%
REPURCHASE AGREEMENTS - 3.2%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity
   value $24,175,643 (cost $24,162,756) (8).......... $24,162,756   24,162,756
                                                                  ------------

                                                        Shares       Value
MUTUAL FUND SHARES - 0.4%
  Valiant General Fund (cost $3,418,057).............   3,418,057    3,418,057
                                                                  ------------
    Total Cash Equivalents (cost $27,580,813)........               27,580,813
                                                                  ------------
Total Investments - (cost $734,194,272) - 100.4%.................  760,424,406
Other Assets and Liabilities - (0.4%)............................   (3,230,178)
                                                                  ------------
Net Assets - 100.0%.............................................. $757,194,228
                                                                  ------------

                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments
                                 June 30, 2000


*  Non-income producing security.
#  All or a portion of this security is on loan.
## Represents investment of cash collateral received for securities on loan. [_]No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
/\ Credit ratings are unaudited and rated by Moody's Investors Service where
   Standard and Poor's ratings are not available.
@ The advisor of the Fund and the advisor of the Money Market Fund are each a subsidiary of First Union.
(1) The repurchase agreement is fully collateralized by $23,320,000 U.S. Treasury Notes, 5.25 - 6.125%, 5/31/2001 - 8/15/2007; value including accrued interest is $23,442,922.
(2) The repurchase agreement is fully collateralized by $61,585,000 U.S. Treasury Notes, 5.25 - 5.75% 10/31/2000 - 5/31/2001; value including accrued interest is $61,807,708.
(3) The repurchase agreement is fully collateralized by $6,300,000 U.S. Treasury Notes, 5.25%, 5/31/2001; value including accrued interest is $6,258,189.
(4) The repurchase agreement is fully collateralized by $4,785,000 U.S. Treasury Notes, 6.125%, 8/15/2007; value including accrued interest is $4,860,099.
(5) The repurchase agreement is fully collateralized by $72,520,000 U.S. Treasury Notes, 5.25 - 7.50%, 5/31/2001 - 11/15/2001; value including accrued interest is $73,929,840.
(6) The repurchase agreement is fully collateralized by $2,690,000 U.S. Treasury Notes, 6.125%, 8/15/2007; value including accrued interest is $2,732,219.
(7) The repurchase agreement is fully collateralized by $33,430,000 U.S. Treasury Notes, 5.75%, 10/31/2000 & $50,000,000 U.S. Treasury Bonds, 8.75%,
    11/15/2008; value including accrued interest is $87,508,853.
(8) The repurchase agreement is fully collateralized by $5,587,000 U.S. Treasury Bonds, 6.00 - 6.25%, 2/15/2026 - 5/15/2030 & $18,795,000 U.S
    Treasury Notes, 5.625 - 6.625%, 11/15/2005 - 8/15/2007; value including accrued interest is $24,648,266.

Summary of Abbreviations:
ADR    American Depository Receipt
MTN    Medium Term Note
REIT   Real Estate Investment Trust
GNMA   Government National Mortgage Association
LP     Limited Partnership

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Assets and Liabilities
                                 June 30, 2000

                                                                                    Secular
                            Balanced    Core Equity    Diversified    Large Cap      Growth
                              Fund          Fund        Value Fund    Blend Fund      Fund
-----------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $520,982,659 $1,611,584,714  $407,155,876  $207,845,535 $683,209,907
 Identified cost of
  repurchase
  agreements............    22,981,309     60,592,502     6,130,610     4,761,063   72,479,838
 Net unrealized gains on
  securities............    64,762,655    866,105,328    69,079,248    74,379,898  187,098,756
-----------------------------------------------------------------------------------------------
 Market value of
  securities............   608,726,623  2,538,282,544   482,365,734   286,986,496  942,788,501
 Receivable for
  securities sold.......     2,969,688     19,230,560             0             0   12,215,475
 Receivable for Fund
  shares sold...........       537,357      1,083,363       100,077             0      345,883
 Dividends and interest
  receivable............     5,192,148      1,696,000       468,307       215,795       78,496
 Receivable for daily
  variation margin on
  open futures
  contracts.............             0        179,275        50,500             0            0
 Receivable from
  investment advisor....             0              0        85,377             0            0
 Prepaid expenses and
  other assets..........         8,136          6,647        15,243         5,433       20,450
-----------------------------------------------------------------------------------------------
    Total assets........   617,433,952  2,560,478,389   483,085,238   287,207,724  955,448,805
-----------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..       532,816        968,261        15,135        80,037            0
 Payable for securities
  purchased.............    13,576,977     18,637,020             0             0   35,928,665
 Payable for Fund shares
  redeemed..............       693,746      1,867,699       133,450        23,635      340,352
 Payable for securities
  on loan...............             0              0             0     9,695,765            0
 Advisory fee payable...        96,526         65,767             0         8,759      104,961
 Distribution Plan
  expenses payable......            21          1,063            28             4           24
 Due to other related
  parties...............         4,890         20,629         3,936         2,243        7,384
 Accrued expenses and
  other liabilities.....        36,596        322,686        88,325        69,048      307,160
-----------------------------------------------------------------------------------------------
    Total liabilities...    14,941,572     21,883,125       240,874     9,879,491   36,688,546
-----------------------------------------------------------------------------------------------
Net assets..............  $602,492,380 $2,538,595,264  $482,844,364  $277,328,233 $918,760,259
-----------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $463,090,895 $1,594,559,970  $375,378,718  $173,131,176 $570,622,629
 Undistributed
  (overdistributed) net
  investment income
  (loss)................       201,551        (12,980)      (31,097)        2,934       (9,300)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..    74,437,279     78,372,292    38,564,634    29,814,225  161,048,174
 Net unrealized gains on
  securities and futures
  transactions..........    64,762,655    865,675,982    68,932,109    74,379,898  187,098,756
-----------------------------------------------------------------------------------------------
Total net assets........  $602,492,380 $2,538,595,264  $482,844,364  $277,328,233 $918,760,259
-----------------------------------------------------------------------------------------------
Net assets consists of
 Class I................  $601,452,984 $2,485,896,360  $481,460,198  $277,163,396 $917,548,221
 Class IS...............     1,039,396     52,698,904     1,384,166       164,837    1,212,038
-----------------------------------------------------------------------------------------------
Total net assets........  $602,492,380 $2,538,595,264  $482,844,364  $277,328,233 $918,760,259
-----------------------------------------------------------------------------------------------
Shares outstanding
 Class I................    39,827,466     27,814,842    17,044,634     6,344,777    6,265,650
 Class IS...............        68,640        633,510        49,600         3,777        8,303
-----------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      15.10 $        89.37  $      28.25  $      43.68 $     146.44
-----------------------------------------------------------------------------------------------
 Class IS...............  $      15.14 $        83.19  $      27.91  $      43.64 $     145.98
-----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Assets and Liabilities
                                 June 30, 2000

                           Small Cap       Small         Social
                             Growth       Company      Principles    Strategic    Strategic
                              Fund       Value Fund       Fund      Growth Fund   Value Fund
----------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $162,239,791  $ 65,614,474  $ 93,627,223  $627,083,863 $710,031,516
 Identified cost of
  repurchase
  agreements............             0             0     2,677,385    85,792,758   24,162,756
 Net unrealized gains on
  securities............    24,740,134     4,080,815    11,877,024   217,988,348   26,230,134
----------------------------------------------------------------------------------------------
 Market value of
  securities............   186,979,925    69,695,289   108,181,632   930,864,969  760,424,406
 Receivable for
  securities sold.......             0       361,377     1,261,344     6,886,110            0
 Receivable for Fund
  shares sold...........            25             0       259,539     1,075,510      235,844
 Dividends and interest
  receivable............        18,972       165,155        58,174       219,794      991,916
 Deferred organization
  expenses..............         1,910             0             0             0            0
 Receivable from
  investment advisor....             0         2,435             0             0            0
 Prepaid expenses and
  other assets..........        10,800         7,500         6,091         6,726       10,967
----------------------------------------------------------------------------------------------
    Total assets........   187,011,632    70,231,756   109,766,780   939,053,109  761,663,133
----------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..             0         7,697        19,902        67,144      515,229
 Payable for securities
  purchased.............     1,152,029     2,164,584       261,226    34,976,927            0
 Payable for Fund shares
  redeemed..............        68,930             0             0     5,445,041    3,719,996
 Payable for securities
  on loan...............    26,266,441             0    24,677,564    57,116,819            0
 Advisory fee payable...         8,924             0         4,341         5,866       81,855
 Distribution Plan
  expenses payable......             0            28             0           477          139
 Due to other related
  parties...............         1,301           562           690         6,826        6,362
 Accrued expenses and
  other liabilities.....        69,749        37,454         2,305        96,582      145,324
----------------------------------------------------------------------------------------------
    Total liabilities...    27,567,374     2,210,325    24,966,028    97,715,682    4,468,905
----------------------------------------------------------------------------------------------
Net assets..............  $159,444,258  $ 68,021,431  $ 84,800,752  $841,337,427 $757,194,228
----------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $105,665,093  $ 81,573,814  $ 49,640,967  $477,784,831 $721,000,056
 Undistributed
  (overdistributed) net
  investment income.....          (557)       (9,023)      (10,900)        2,890      (50,344)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..    29,039,588   (17,624,175)   23,293,661   145,561,358   10,014,382
 Net unrealized gains on
  securities and futures
  transactions..........    24,740,134     4,080,815    11,877,024   217,988,348   26,230,134
----------------------------------------------------------------------------------------------
Total net assets........  $159,444,258  $ 68,021,431  $ 84,800,752  $841,337,427 $757,194,228
----------------------------------------------------------------------------------------------
Net assets consists of
 Class I................  $159,444,258  $ 66,684,575  $ 84,495,283  $817,618,249 $750,470,579
 Class IS...............             0     1,336,856       305,469    23,719,178    6,723,649
----------------------------------------------------------------------------------------------
Total net assets........  $159,444,258  $ 68,021,431  $ 84,800,752  $841,337,427 $757,194,228
----------------------------------------------------------------------------------------------
Shares outstanding
 Class I................     7,006,087     7,635,672     2,506,241    15,579,096    3,521,141
 Class IS...............             0       158,264         9,088       454,336       31,543
----------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      22.76  $       8.73  $      33.71  $      52.48 $     213.13
----------------------------------------------------------------------------------------------
 Class IS...............            --  $       8.45  $      33.61  $      52.21 $     213.16
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                            Statements of Operations
                            Year Ended June 30, 2000


                                Balanced    Core Equity   Diversified    Large Cap      Secular
                                  Fund          Fund       Value Fund    Blend Fund   Growth Fund
---------------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of foreign
  withholding taxes of
  $1,731, $78,005, $22,106,
  $2,589 and $12,418,
  respectively)............   $  2,291,931  $ 26,761,942  $  5,149,174  $  3,778,526  $  1,814,655
 Interest..................     21,529,772     3,237,050       491,830       366,105     1,847,974
 Securities lending
  income...................              0             0             0        49,699       196,594
---------------------------------------------------------------------------------------------------
 Total investment income...     23,821,703    29,998,992     5,641,004     4,194,330     3,859,223
---------------------------------------------------------------------------------------------------
 Expenses
 Advisory fee..............      3,639,055    16,939,023     2,982,038     2,294,889     5,502,067
 Distribution Plan
  expenses.................          2,089       104,602         3,371           858           975
 Administrative services
  fees.....................        382,187     1,575,686       311,944       193,185       554,626
 Transfer agent fee........        410,288        22,484       226,563         2,557         8,996
 Custodian fee.............        180,416       642,870       141,253        86,986       208,703
 Other.....................        100,759       783,715       248,377       163,312       392,766
---------------------------------------------------------------------------------------------------
  Total expenses...........      4,714,794    20,068,380     3,913,546     2,741,787     6,668,133
  Less: Expense
   reductions..............        (33,180)     (102,941)      (27,703)      (14,115)      (45,854)
    Fee waivers............       (523,595)   (2,031,773)     (725,388)     (306,377)     (736,074)
---------------------------------------------------------------------------------------------------
  Net expenses.............      4,158,019    17,933,666     3,160,455     2,421,295     5,886,205
---------------------------------------------------------------------------------------------------
 Net investment income
  (loss)...................     19,663,684    12,065,326     2,480,549     1,773,035    (2,026,982)
---------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities and
  futures transactions
 Net realized gains or
  losses on:
  Securities...............     98,574,932    83,077,354    47,711,399    49,732,268   184,365,616
  Futures contracts........              0    (4,246,425)      629,155             0             0
---------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities and
  futures transactions          98,574,932    78,830,929    48,340,554    49,732,268   184,365,616
---------------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities
  and futures transactions..    (8,771,394)   88,965,879   (18,469,695)  (39,104,870)  118,462,891
---------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and futures transactions..    89,803,538   167,796,808    29,870,859    10,627,398   302,828,507
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations...............   $109,467,222  $179,862,134  $ 32,351,408  $ 12,400,433  $300,801,525

--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                            Statements of Operations
                            Year Ended June 30, 2000

                                            Small        Social
                             Small Cap     Company     Principles    Strategic     Strategic
                            Growth Fund  Value Fund       Fund      Growth Fund    Value Fund
-----------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $13,505,
  $4,423, $1,781 and
  $7,376, respectively)..   $   216,179  $   978,695  $  1,004,444  $  2,880,866  $ 12,167,830
 Interest................       220,830      219,195       188,356     2,484,025     1,601,219
 Securities lending
  income.................       120,787            0        53,467             0             0
-----------------------------------------------------------------------------------------------
 Total investment
  income.................       557,796    1,197,890     1,246,267     5,364,891    13,769,049
-----------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............       812,680      743,000       783,968     4,435,042     4,821,525
 Distribution Plan
  expenses...............             0        1,066           148        43,065         8,544
 Administrative services
  fees...................        76,272       46,675        58,587       458,214       463,990
 Transfer agent fee......        28,429        1,420           363        81,697        45,754
 Custodian fee...........        34,700       30,234        23,976       174,906       180,246
 Other...................        89,075       85,522        64,576       208,863       248,685
-----------------------------------------------------------------------------------------------
  Total expenses.........     1,041,156      907,917       931,618     5,401,787     5,768,744
  Less: Expense
   reductions............       (12,177)      (5,882)       (3,926)      (34,838)      (31,280)
    Fee waivers .........             0      (82,871)      (69,928)     (494,372)     (298,913)
-----------------------------------------------------------------------------------------------
  Net expenses...........     1,028,979      819,164       857,764     4,872,577     5,438,551
-----------------------------------------------------------------------------------------------
 Net investment income
  (loss).................      (471,183)     378,726       388,503       492,314     8,330,498
-----------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
 Net realized gains or
  losses on:
  Securities.............    33,929,174   (9,126,727)   35,047,316   175,499,643    10,443,563
-----------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities ............    14,955,520    4,079,898   (19,536,177)   94,994,786   (70,184,049)
-----------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities ..    48,884,694   (5,046,829)   15,511,139   270,494,429   (59,740,486)
-----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........   $48,413,511  $(4,668,103) $ 15,899,642  $270,986,743  $(51,409,988)

--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 2000

                                                            Diversified     Large Cap       Secular
                                            Core Equity        Value          Blend         Growth
                            Balanced Fund       Fund           Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................... $  19,663,684  $   12,065,326  $   2,480,549  $   1,773,035  $  (2,026,982)
 Net realized gains or
  losses on securities
  and futures transactions..   98,574,932      78,830,929     48,340,554     49,732,268    184,365,616
 Net change in unrealized
  gains or losses on
  securities and futures
  transactions.............    (8,771,394)     88,965,879    (18,469,695)   (39,104,870)   118,462,891
-------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations..........   109,467,222     179,862,134     32,351,408     12,400,433    300,801,525
-------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I...................   (21,056,423)    (11,587,593)    (2,893,261)    (1,768,740)        (1,204)
 Class IS..................       (24,980)        (95,608)        (3,796)        (1,113)             0
 Net realized gains
 Class I...................   (24,379,440)   (187,467,729)   (20,189,344)   (48,438,597)   (21,267,232)
 Class IS..................       (36,122)     (3,188,973)       (52,325)       (54,462)          (852)
-------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders.............   (45,496,965)   (202,339,903)   (23,138,726)   (50,262,912)   (21,269,288)
-------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares
  sold.....................    85,046,898     279,188,792     40,222,954     10,925,626    125,664,983
 Payment for shares
  redeemed.................  (330,831,602)   (645,261,014)  (194,883,456)  (183,066,386)  (298,201,747)
 Net asset value of shares
  issued in reinvestment of
  distributions............    36,443,265     188,953,604     20,553,401     48,574,508     21,268,857
 Net asset value of shares
  issued in acquisition....    88,725,755     794,468,739              0              0    750,366,912
-------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from capital share
  transactions.............  (120,615,684)    617,350,121   (134,107,101)  (123,566,252)   599,099,005
-------------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets..................   (56,645,427)    594,872,352   (124,894,419)  (161,428,731)   878,631,242
Net assets
 Beginning of period.......   659,137,807   1,943,722,912    607,738,783    438,756,964     40,129,017
-------------------------------------------------------------------------------------------------------
 End of period............. $ 602,492,380  $2,538,595,264  $ 482,844,364  $ 277,328,233  $ 918,760,259
-------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income (loss).. $     201,551  $      (12,980) $     (31,097) $       2,934  $      (9,300)
-------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 2000

                           Small Cap       Small         Social
                             Growth       Company      Principles     Strategic      Strategic
                              Fund       Value Fund       Fund       Growth Fund    Value Fund
-------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $   (471,183) $    378,726  $    388,503  $     492,314  $   8,330,498
 Net realized gains or
  losses on
  securities............    33,929,174    (9,126,727)   35,047,316    175,499,643     10,443,563
 Net change in
  unrealized gains or
  losses on
  securities............    14,955,520     4,079,898   (19,536,177)    94,994,786    (70,184,049)
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    48,413,511    (4,668,103)   15,899,642    270,986,743    (51,409,988)
-------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income..
 Class I................             0      (371,983)     (393,899)      (480,837)    (9,271,061)
 Class IS...............             0        (2,542)         (147)        (1,379)       (36,985)
 Net realized gains.....
 Class I................             0             0   (24,231,939)   (97,463,054)    (9,327,347)
 Class IS...............             0             0       (11,316)    (2,592,735)       (31,597)
-------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........             0      (374,525)  (24,637,301)  (100,538,005)   (18,666,990)
-------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    59,962,257    25,169,194     7,430,349    302,913,553    292,606,251
 Payment for shares
  redeemed..............   (19,045,047)  (60,595,022)  (72,685,946)  (228,216,756)  (164,935,655)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........             0       308,765    24,257,983     99,830,239     13,346,048
 Net asset value of
  shares issued in
  acquisition...........             0             0             0      2,592,329    153,449,048
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    40,917,210   (35,117,063)  (40,997,614)   177,119,365    294,465,692
-------------------------------------------------------------------------------------------------
 Total increase
  (decrease) in net
  assets................    89,330,721   (40,159,691)  (49,735,273)   347,568,103    224,388,714
Net assets
 Beginning of period....    70,113,537   108,181,122   134,536,025    493,769,324    532,805,514
-------------------------------------------------------------------------------------------------
 End of period..........  $159,444,258  $ 68,021,431  $ 84,800,752  $ 841,337,427  $ 757,194,228
-------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $       (557) $     (9,023) $    (10,900) $       2,890  $     (50,344)
-------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                         Diversified     Large Cap      Secular
                            Balanced     Core Equity        Value          Blend        Growth
                              Fund           Fund           Fund           Fund        Fund (a)
--------------------------------------------------------------------------------------------------
Operations
 Net investment income..  $ 23,946,017  $   15,255,869  $   5,814,173  $   3,767,039  $     9,089
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..       928,390     190,887,254     17,372,195     35,527,151      (41,350)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    12,500,436     (31,676,691)    23,916,181     (7,056,882)     648,999
--------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    37,374,843     174,466,432     47,102,549     32,237,308      616,738
--------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income (b)
 Class I................   (22,214,234)    (14,533,736)    (5,432,863)      (415,801)      (7,798)
 Class IS...............       (71,558)       (136,355)        (6,977)        (2,046)          (1)
 Class IC (c)...........             0               0              0     (3,330,655)           0
 Net realized gains (b)
 Class I................    (7,372,020)   (160,679,308)   (17,317,740)    (1,886,318)           0
 Class IS...............       (32,664)     (2,314,062)       (34,597)       (32,097)           0
 Class IC (c)...........             0               0              0    (50,651,105)           0
--------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (29,690,476)   (177,663,461)   (22,792,177)   (56,318,022)      (7,799)
--------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   107,820,701     194,557,250     67,508,083     46,937,384   39,940,669
 Payment for shares
  redeemed..............  (200,572,408)   (345,341,133)  (303,364,284)  (147,493,668)    (425,994)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    20,140,059     127,043,887     21,722,516     51,527,385        5,403
 Net asset value of
  shares issued in
  acquisition...........             0               0              0              0            0
--------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (72,611,648)    (23,739,996)  (214,133,685)   (49,028,899)  39,520,078
--------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   (64,927,281)    (26,937,025)  (189,823,313)   (73,109,613)  40,129,017
Net assets
 Beginning of period....   724,065,088   1,970,659,937    797,562,096    511,866,577            0
--------------------------------------------------------------------------------------------------
 End of period..........  $659,137,807  $1,943,722,912  $ 607,738,783  $ 438,756,964  $40,129,017
--------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......     1,619,270          56,683        414,562         (8,169)      10,878
--------------------------------------------------------------------------------------------------

(a) For the period from February 26, 1999 (commencement of operations) to June 30, 1999.
(b) The Large Cap Blend Fund redesignated $240,950 (or $0.02 per share for Classes I, IS, and IC) distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.
(c) On April 30, 1999, Class IC shares of the Large Cap Blend Fund and Social Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                           Small Cap      Small         Social
                            Growth       Company      Principles     Strategic     Strategic
                             Fund       Value Fund       Fund       Growth Fund    Value Fund
-----------------------------------------------------------------------------------------------
Operations
 Net investment income..  $  (423,502) $    253,866  $    502,889  $   1,061,817  $  5,478,583
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..   (2,938,420)   (8,481,510)   20,463,898    100,654,235     9,159,666
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    6,375,643     2,615,130   (22,240,460)    51,252,431    24,194,498
-----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    3,013,721    (5,612,514)   (1,273,673)   152,968,483    38,832,747
-----------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................            0      (313,271)      (78,008)    (1,186,581)   (4,545,875)
 Class IS...............            0          (102)         (238)       (10,641)      (17,533)
 Class IC (a)...........            0             0      (537,557)             0             0
 Net realized gains ....
 Class I................     (100,814)     (363,011)     (157,473)   (42,795,680)   (7,731,471)
 Class IS...............            0             0        (6,403)      (947,111)      (36,621)
 Class IC (a)...........            0             0    (8,960,041)             0             0
-----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (100,814)     (676,384)   (9,739,720)   (44,940,013)  (12,331,500)
-----------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    3,242,108    49,048,796    14,856,248     98,098,328   281,162,284
 Payment for shares
  redeemed..............   (5,425,723)  (12,850,016)  (58,178,607)  (282,527,098)  (72,083,435)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      100,757       624,439     9,074,037     40,521,982     8,705,025
 Net asset value of
  shares issued in
  acquisition...........            0             0             0    205,742,310             0
-----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (2,082,858)   36,823,219   (34,248,322)    61,835,522   217,783,874
-----------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............      830,049    30,534,321   (45,261,715)   169,863,992   244,285,121
Net assets
 Beginning of period....   69,283,488    77,646,801   179,797,740    323,905,332   288,520,393
-----------------------------------------------------------------------------------------------
 End of period..........  $70,113,537  $108,181,122  $134,536,025  $ 493,769,324  $532,805,514
-----------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......            0          (460)       (1,986)        (7,208)      938,131
-----------------------------------------------------------------------------------------------

(a) On April 30, 1999, Class IC shares of the Large Cap Blend Fund and Social Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements


1. ORGANIZATION

The Evergreen Select Equity Funds consist of Evergreen Select Balanced Fund ("Balanced Fund"), Evergreen Select Core Equity Fund ("Core Equity Fund"), Ev-ergreen Select Diversified Value Fund ("Diversified Value Fund"), Evergreen Se-lect Large Cap Blend Fund ("Large Cap Blend Fund"), Evergreen Select Secular Growth Fund ("Secular Growth Fund"), Evergreen Select Small Cap Growth Fund ("Small Cap Growth Fund"), Evergreen Select Small Company Value Fund ("Small Company Value Fund"), Evergreen Select Social Principles Fund ("Social Princi-ples Fund"), Evergreen Select Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Select Strategic Value Fund ("Strategic Value Fund"). Each Fund is a diversified series of Evergreen Select Equity Trust (the "Trust"), a Dela-ware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Institutional shares ("Class I") and Institutional Service shares ("Class IS"). Each class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available, including re-stricted securities, are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment advisers will monitor the creditworthiness of such bor-rowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required.

H. Distributions
Distributions from net investment income, if any, for the Funds are declared and paid monthly. Distributions from net realized gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net op-erating losses and distributions from real estate investment trusts.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

J. Organization Expenses
Organization expenses for Small Cap Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Funds are redeemed by any holder during the five-year amor-tization period, redemption proceeds will be reduced by any unamortized organi-zation expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), a subsidiary of First Union Corporation, is the investment advisor to each Fund, other than Small Cap Growth Fund and Small Company Value Fund, and is paid a management fee that is computed and paid daily based on a percentage of the Funds' average daily net assets.

                                                                 Prior to
                                                    Current Rate 1/3/2000
                                                    ---------------------
         Balanced Fund.............................     0.52%      0.60%
         Core Equity Fund..........................     0.62       0.70
         Diversified Value Fund....................     0.52       0.60
         Large Cap Blend Fund......................     0.62       0.70
         Secular Growth Fund.......................     0.62       0.70
         Social Principles Fund....................     0.72       0.80
         Strategic Growth Fund.....................     0.62       0.70
         Strategic Value Fund......................     0.62       0.70

Evergeen Investment Management Co. ("EIMC"), an indirect wholly owned subsidi-ary of FUNB, is the investment advisor to Small Cap Growth Fund. In return for its services, EIMC is paid an annual advisory fee that is computed and paid daily based on the average daily net assets of the Fund in accordance with the following schedule:

                                                                 Prior to
                  Average daily net assets          Current Rate 1/3/2000
         -----------------------------------------------------------------
         First $100 Million........................     0.71%      0.80%
         Next $150 Million.........................     0.66       0.75
         Over $250 Million.........................     0.56       0.65

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of FUNB, is the investment advisor to Small Company Value Fund. Small Company Value Fund pays EAMC an annual fee of 0.82% of its average daily net assets. Prior to January 3, 2000, the Fund paid EAMC an annual fee of 0.90% of its average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Small Company Value Fund and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended June 30, 2000, Small Company Value Fund incurred brokerage commissions of $159,609 with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Fund.

During the year ended June 30, 2000, the amount of investment advisory fees waived by each of the investment advisors, other than EIMC, and the impact on each Fund's annualized expense ratio represented as a percentage of its average daily net assets were as follows:

                                                           % of Average
                                              Total Fee  Daily Net Assets
                                               Waivers     (annualized)
                                              ---------------------------
         Balanced Fund....................... $  523,595       0.08%
         Core Equity Fund....................  2,031,773       0.08
         Diversified Value Fund..............    725,388       0.14
         Large Cap Blend Fund................    306,377       0.09
         Secular Growth Fund.................    736,074       0.09
         Small Company Value Fund............     82,871       0.10
         Social Principles Fund..............     69,928       0.07
         Strategic Growth Fund...............    494,372       0.07
         Strategic Value Fund................    298,913       0.04

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees re-ceive no compensation directly from the Funds.

For its services, each Fund pays the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. For each Fund, except Small Cap Growth Fund, the sub-administrator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on April 30, 2000. Prior to January 3, 2000, the administrator and sub-administra-tor for each of the Funds, except Small Cap Growth Fund, were entitled to an annual fee based on the combined average daily net assets of all the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by ap-plying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the aver-age daily net assets of each Fund.

For the year ended June 30, 2000, the following amounts were paid for adminis-tration and sub-administration services:

                                        Administration Sub-administration
                                        ---------------------------------
         Balanced Fund.................   $  359,432        $ 22,755
         Core Equity Fund..............    1,464,103         111,583
         Diversified Value Fund........      292,967          18,977
         Large Cap Blend Fund..........      180,377          12,808
         Secular Growth Fund...........      529,073          25,553
         Small Company Value Fund......       43,538           3,137
         Social Principles Fund........       54,838           3,749
         Strategic Growth Fund.........      436,884          21,330
         Strategic Value Fund..........      440,792          23,198

Prior to January 3, 2000, the administration fee for Small Cap Growth Fund was paid by the investment advisor and was not a fund expense. However, during the year ended June 30, 2000 the Fund reimbursed EIMC in the amount of $4,743 for providing certain administration and accounting expenses. The sub-administra-tion fee was paid by the investment advisor until the sub-administration agree-ment with BISYS was terminated on April 30, 2000.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribution Plans, Class IS incurs distribution fees equal to 0.25% of the average daily net asset of the class. Distribution Plan expenses are calculated and paid daily.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CONVERSION INFORMATION

On July 9, 1999, Balanced Fund, Core Equity Fund, Secular Growth Fund, Strate-gic Growth Fund and Strategic Value Fund (collectively "Acquiring Evergreen Funds") acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB into the Acquiring Evergreen Funds. The net assets, consisting primarily of portfolio securities, were ac-quired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Funds.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

                                                                                        Evergreen  Unrealized
                                                                   Total      Total       Fund    Appreciation
Acquiring Evergreen                                               Shares    Net Assets  NAV/share      of
Fund                               Common Trust Fund              Issued     Acquired    Class I   Securities
--------------------------------------------------------------------------------------------------------------
Balanced Fund          CoreStates Balanced Fund                    422,321 $  5,780,695  $ 13.68  $          0
                       CoreStates Balanced Trust                 6,059,738   82,945,060             20,569,515
                                                                 --------- ------------           ------------
                       Total                                     6,482,059   88,725,755             20,569,515
                                                                 --------- ------------           ------------
Core Equity Fund       CoreStates Growth and Income Equity Trust 6,974,611  595,233,256  $ 85.34   134,355,837
                       Signet Capital Growth                        67,230    5,737,565              3,701,178
                       Signet Investors Equity Class A             592,625   50,576,342             36,302,394
                       Signet Investors Equity Class B             123,773   10,563,173              7,475,528
                                                                 --------- ------------           ------------
                       Total                                     7,758,239  662,110,336            181,834,937
                                                                 --------- ------------           ------------
Secular Growth Fund    CoreStates Charitable Equity Trust        1,069,362  110,877,230  $103.69    31,871,390
                       CoreStates Growth and Income Fund           787,473   81,649,376                      0
                       CoreStates Growth Equity Fund             4,185,687  433,994,394                      0
                       CoreStates Growth Equity Trust            1,194,440  123,845,912             36,115,475
                                                                 --------- ------------           ------------
                       Total                                     7,236,962  750,366,912             67,986,865
                                                                 --------- ------------           ------------
Strategic Growth Fund  CoreStates Union County Equity Trust         70,063    2,592,329  $ 37.00     1,356,557
                                                                 --------- ------------           ------------
Strategic Value Fund   CoreStates Value Equity Fund                341,237   80,405,690  $235.63             0
                       CoreStates Value Equity Trust               309,990   73,043,358             11,453,813
                                                                 --------- ------------           ------------
                       Total                                       651,227 $153,449,048           $ 11,453,813
                                                                 --------- ------------           ------------

The above amounts are reflected in the Statements of Changes in Net Assets for the year ended June 30, 2000.

6. CLASS IC CONVERSION

On April 30, 1999, the Large Cap Blend Fund and Social Principles Fund con-verted their respective Class IC shares to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net as-set value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Since Class IC shares contributed the ma-jority of the net assets and the shareholders to the newly combined Class I, and its operating results for prior periods are carried forward as the accounting survivor. The following chart summarizes pertinent data related to each Fund's Class IC shares on the date of conversion:

                                              Large Cap       Social
                                              Blend Fund  Principles Fund
                                             -------------------------
         Class I shares issued..............    9,604,208     3,712,810
         Net assets of Class IC............. $452,516,632  $126,994,084
         Net asset value per share of Class
          I................................. $      47.12  $      34.20

7. ACQUISITIONS

Effective the close of business on July 30, 1999, Core Equity Fund acquired the net assets and liabilities of Evergreen Select Equity Income Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange of 1,629,831 Class I shares and 14,454 Class IS shares of Core Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $15,463,739. Aggregate net assets of Core Equity Fund and Evergreen Select Equity Income Fund immediately before the acquisition were $2,449,655,426 and $132,358,403, respectively. The aggregate net assets of Core Equity Fund after the acquisition were $2,582,013,829. The above amounts are reflected in the Statements of Changes in Net Assets for the year ended June 30, 2000.

Effective the close of business on July 24, 1998, Strategic Growth Fund ac-quired the net assets of CoreFund Equity Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange for 5,297,535 Class I shares and 186,381 Class IS shares of Strategic Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $66,587,357. The aggregate net assets of CoreFund Equity Growth Fund and Strategic Growth Fund immediately before the acquisition were $205,742,310 and $326,300,095, respectively. The aggregate net assets of Strategic Growth Fund after the acquisition were $532,042,405. The above amounts are reflected in proceeds from shares sold in the Statements of Changes in Net Assets for the year ended June 30, 1999.

8. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Balanced Fund

                                         Year Ended June 30,
                         -------------------------------------------------------
                                   2000                        1999
                         --------------------------  ---------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I Shares
Shares sold.............   5,958,011  $  83,516,003    7,848,229  $ 102,258,212
Shares redeemed......... (23,823,123)  (329,841,924) (14,836,155)  (195,030,850)
Shares issued in
 reinvestment of
 distributions..........   2,622,339     36,429,342    1,521,793     20,036,612
Shares issued in
 acquisition of:
 Corestates Balanced
  Fund..................     422,321      5,780,695            0              0
 Corestates Balanced
  Trust.................   6,059,738     82,945,060            0              0
--------------------------------------------------------------------------------
Net decrease............  (8,760,714)  (121,170,824)  (5,466,133)   (72,736,026)
--------------------------------------------------------------------------------
Class IS Shares
Shares sold.............     109,074      1,530,895      422,203      5,562,489
Shares redeemed.........     (71,241)      (989,678)    (416,181)    (5,541,558)
Shares issued in
 reinvestment of
 distributions..........         998         13,923        7,749        103,447
--------------------------------------------------------------------------------
Net increase............      38,831        555,140       13,771        124,378
--------------------------------------------------------------------------------
Net decrease............              $(120,615,684)              $ (72,611,648)
--------------------------------------------------------------------------------

Core Equity Fund

                                        Year Ended June 30,
                         -----------------------------------------------------
                                   2000                       1999
                         -------------------------  --------------------------
                           Shares       Amount        Shares       Amount
------------------------------------------------------------------------------
Class I Shares
Shares sold.............  2,568,791  $ 218,230,423   1,894,587  $ 162,933,860
Shares redeemed......... (7,071,960)  (604,034,297) (3,733,442)  (323,280,104)
Shares issued in
 reinvestment of
 distributions..........  2,199,139    186,575,643   1,482,376    125,141,384
Shares issued in
 acquisition of:
 Corestates Growth and
  Income Equity Trust...  6,974,611    595,233,256           0              0
 Signet Capital Growth..     67,230      5,737,565           0              0
 Signet Investors Equity
  Class A...............    592,625     50,576,342           0              0
 Signet Investors Equity
  Class B...............    123,773     10,563,173           0              0
 Evergreen Select Equity
  Income Fund...........  1,629,831    131,274,544           0              0
------------------------------------------------------------------------------
Net increase
 (decrease).............  7,084,040    594,156,649    (356,479)   (35,204,860)
------------------------------------------------------------------------------
Class IS Shares
Shares sold.............    755,063     60,958,369     388,096     31,623,390
Shares redeemed.........   (515,532)   (41,226,717)   (271,386)   (22,061,029)
Shares issued in
 reinvestment of
 distributions..........     30,099      2,377,961      24,042      1,902,503
Shares issued in
 acquisition of:
 Evergreen Select Equity
  Income Fund...........     14,454      1,083,859           0              0
------------------------------------------------------------------------------
Net increase............    284,084     23,193,472     140,752     11,464,864
------------------------------------------------------------------------------
Net increase
 (decrease).............             $ 617,350,121              $ (23,739,996)
------------------------------------------------------------------------------

 Diversified Value Fund

                                        Year Ended June 30,
                         ------------------------------------------------------
                                   2000                       1999
                         -------------------------  ---------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............  1,477,525  $  40,222,418    2,710,532  $  66,392,052
Shares redeemed......... (7,107,545)  (194,799,765) (12,054,441)  (303,229,194)
Shares issued in
 reinvestment of
 distributions..........    747,569     20,498,291      864,540     21,680,943
-------------------------------------------------------------------------------
Net decrease............ (4,882,451)  (134,079,056)  (8,479,369)  (215,156,199)
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............         19            536       46,088      1,116,031
Shares redeemed.........     (3,098)       (83,691)      (5,221)      (135,090)
Shares issued in
 reinvestment of
 distributions..........      2,036         55,110        1,677         41,573
-------------------------------------------------------------------------------
Net increase
 (decrease).............     (1,043)       (28,045)      42,544      1,022,514
-------------------------------------------------------------------------------
Net decrease............             $(134,107,101)              $(214,133,685)
-------------------------------------------------------------------------------

 Large Cap Blend Fund

                                        Year Ended June 30,
                         ------------------------------------------------------
                                   2000                       1999
                         -------------------------  ---------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............    257,437  $  10,822,160      281,613  $  13,021,813
Shares redeemed......... (4,118,960)  (182,737,375)  (1,136,453)   (53,049,940)
Shares issued in
 reinvestment of
 distributions..........  1,139,647     48,518,959       40,730      1,853,814
Shares issued from
 conversion of Class IC
 (a)....................          0              0    9,604,208    452,516,632
-------------------------------------------------------------------------------
Net increase
 (decrease)............. (2,721,876)  (123,396,256)   8,790,098    414,342,319
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............      2,205        103,466        7,147        328,082
Shares redeemed.........     (7,635)      (329,011)      (5,917)      (269,541)
Shares issued in
 reinvestment of
 distributions..........      1,305         55,549          745         33,874
-------------------------------------------------------------------------------
Net increase
 (decrease).............     (4,125)      (169,996)       1,975         92,415
-------------------------------------------------------------------------------
Class IC Shares
Shares sold.............          0              0      745,024     33,587,489
Shares redeemed.........          0              0   (2,036,907)   (94,174,187)
Shares issued in
 reinvestment of
 distributions..........          0              0    1,090,492     49,639,697
Shares converted in
 conversion to Class I
 (a)....................          0              0   (9,604,208)  (452,516,632)
-------------------------------------------------------------------------------
Net decrease............          0              0   (9,805,599)  (463,463,633)
-------------------------------------------------------------------------------
Net decrease............             $(123,566,252)              $ (49,028,899)
-------------------------------------------------------------------------------

(a) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Secular Growth Fund

                                         Year Ended June 30,
                           ---------------------------------------------------
                                     2000                    1999 (a)
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............     956,398  $ 124,180,633     405,610  $ 39,939,701
Shares redeemed..........  (2,487,865)  (297,954,475)     (4,346)     (425,994)
Shares issued in
 reinvestment of
 distributions...........     158,837     21,268,005          54         5,402
Shares issued in
 acquisition of:
 Corestate Charitable
  Equity Trust...........   1,069,362    110,877,230           0             0
 Corestate Growth and
  Income Fund............     787,473     81,649,376           0             0
 Corestate Growth Equity
  Fund...................   4,185,687    433,994,394           0             0
 Corestate Growth Equity
  Trust..................   1,194,440    123,845,912           0             0
-------------------------------------------------------------------------------
Net increase.............   5,864,332    597,861,075     401,318    39,519,109
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............       9,872      1,484,350          10           968
Shares redeemed..........      (1,585)      (247,272)          0             0
Shares issued in
 reinvestment of
 distributions...........           6            852           0             1
-------------------------------------------------------------------------------
Net increase.............       8,293      1,237,930          10           969
-------------------------------------------------------------------------------
Net increase.............              $ 599,099,005              $ 39,520,078
-------------------------------------------------------------------------------
(a) For the period from February 26, 1999 (commencement of class operations) to
    June 30, 1999.

Small Cap Growth Fund

                                         Year Ended June 30,
                           ---------------------------------------------------
                                     2000                      1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............   2,873,306  $  59,962,257     284,105  $  3,242,108
Shares redeemed..........  (1,002,945)   (19,045,047)   (437,071)   (5,425,723)
Shares issued in
 reinvestment of
 distributions...........           0              0       8,734       100,757
-------------------------------------------------------------------------------
Net increase (decrease)..   1,870,361  $  40,917,210    (144,232) $ (2,082,858)
-------------------------------------------------------------------------------

Small Company Value Fund

                                         Year Ended June 30,
                           ---------------------------------------------------
                                     2000                    1999 (a)
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............   2,871,572  $  23,912,799   5,762,869  $ 48,213,008
Shares redeemed..........  (7,371,065)   (60,575,443) (1,437,069)  (12,034,887)
Shares issued in
 reinvestment of
 distributions...........      36,664        306,236      74,799       624,337
-------------------------------------------------------------------------------
Net increase (decrease)..  (4,462,829)   (36,356,408)  4,400,599    36,802,458
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............     160,423      1,256,395     101,492       835,890
Shares redeemed..........      (2,592)       (19,579)   (101,371)     (815,129)
Shares issued in
 reinvestment of
 distributions...........         312          2,529           0             0
-------------------------------------------------------------------------------
Net increase.............     158,143      1,239,345         121        20,761
-------------------------------------------------------------------------------
Net increase (decrease)..              $ (35,117,063)             $ 36,823,219
-------------------------------------------------------------------------------

(a) For Class IS, for the period from December 31, 1998 (commencement of class operations) to June 30, 1999.

Social Principles Fund

                                         Year Ended June 30,
                           ---------------------------------------------------
                                    2000                       1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............     228,168  $  7,029,403      90,138  $   3,145,258
Shares redeemed..........  (2,237,783)  (72,537,081)   (225,918)    (8,155,311)
Shares issued in
 reinvestment of
 distributions...........     872,387    24,246,520       4,705        162,875
Shares issued from
 conversion of Class IC
 (a).....................           0             0   3,712,810    126,994,084
-------------------------------------------------------------------------------
Net increase (decrease)..  (1,137,228)  (41,261,158)  3,581,735    122,146,906
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............      11,432       400,946       4,670        159,277
Shares redeemed..........      (4,371)     (148,865)     (8,520)      (297,123)
Shares issued in
 reinvestment of
 distributions...........         412        11,463         191          6,618
-------------------------------------------------------------------------------
Net increase (decrease)..       7,473       263,544      (3,659)      (131,228)
-------------------------------------------------------------------------------
Class IC Shares
Shares sold..............           0             0     337,062     11,551,713
Shares redeemed..........           0             0  (1,429,917)   (49,726,173)
Shares issued in
 reinvestment of
 distributions...........           0             0     256,850      8,904,544
Shares converted in
 conversion to Class I
 (a).....................           0             0  (3,712,810)  (126,994,084)
-------------------------------------------------------------------------------
Net decrease.............           0             0  (4,548,815)  (156,264,000)
-------------------------------------------------------------------------------
Net decrease.............              $(40,997,614)             $ (34,248,322)
-------------------------------------------------------------------------------

(a) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Strategic Growth Fund

                                         Year Ended June 30,
                          ----------------------------------------------------
                                    2000                       1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............   6,455,935  $ 292,653,546   4,260,240  $  93,242,573
Shares redeemed.........  (4,922,957)  (222,573,262) (7,535,767)  (278,683,495)
Shares issued in
 reinvestment of
 distributions..........   2,504,216     97,599,292   1,078,559     39,578,816
Shares issued in
 acquisition of:
 CoreFund Equity Growth
  Fund..................           0              0   5,297,535    198,759,540
 Corestate Union County
  Equity Trust..........      70,063      2,592,329           0              0
-------------------------------------------------------------------------------
Net increase
 (decrease).............   4,107,257    170,271,905   3,100,567     52,897,434
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............     215,532     10,260,007     130,363      4,855,755
Shares redeemed.........    (121,173)    (5,643,494)   (101,906)    (3,843,603)
Shares issued in
 reinvestment of
 distributions..........      57,523      2,230,947      25,744        943,166
Shares issued in
 acquisition of CoreFund
 Equity Growth Fund.....           0              0     186,381      6,982,770
-------------------------------------------------------------------------------
Net increase............     151,882      6,847,460     240,582      8,938,088
-------------------------------------------------------------------------------
Net increase............              $ 177,119,365              $  61,835,522
-------------------------------------------------------------------------------

Strategic Value Fund

                                         Year Ended June 30,
                            -------------------------------------------------
                                     2000                      1999
                            ------------------------  -----------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I Shares
Shares sold................ 1,301,450  $ 283,351,824  1,250,078  $278,450,304
Shares redeemed............  (728,101)  (160,984,883)  (322,534)  (69,617,033)
Shares issued in
 reinvestment of
 distributions.............    57,710     13,296,673     40,648     8,661,803
Shares issued in
 acquisition of:
 Corestate Value Equity
  Fund.....................   341,237     80,405,690          0             0
 Corestate Value Equity
  Trust....................   309,990     73,043,358          0             0
------------------------------------------------------------------------------
Net increase............... 1,282,286    289,112,662    968,192   217,495,074
------------------------------------------------------------------------------
Class IS Shares
Shares sold................    41,567      9,254,427     12,671     2,711,091
Shares redeemed............   (17,873)    (3,950,772)   (11,118)   (2,466,402)
Shares issued in
 reinvestment of
 distributions.............       218         49,375        208        44,111
------------------------------------------------------------------------------
Net increase...............    23,912      5,353,030      1,761       288,800
------------------------------------------------------------------------------
Net increase...............            $ 294,465,692             $217,783,874
------------------------------------------------------------------------------

9. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 2000:

                                                 Cost of    Proceeds from
                                                Purchases       Sales
                                              ---------------------------
         Core Equity Fund.................... 1,205,887,137   996,475,175
         Diversified Value Fund..............   492,259,538   650,749,799
         Large Cap Blend Fund................    85,180,253   261,301,007
         Secular Growth Fund................. 1,158,276,337 1,056,331,012
         Small Cap Growth Fund...............   376,921,133   336,887,594
         Small Company Value Fund............    85,480,101   119,943,132
         Social Principles Fund..............    45,913,709   112,312,571
         Strategic Growth Fund............... 1,005,262,274   962,418,037
         Strategic Value Fund................   492,178,330   217,261,003

For the Balanced Fund, cost of purchases of U.S. government and non-U.S. gov-ernment securities were $386,890,523 and $627,064,380, respectively; and the Fund's proceeds from sale of U.S. government and non-U.S. government securities were $400,149,457 and $794,298,710, respectively, for the year ended June 30, 2000.

At June 30, 2000, the Core Equity Fund and the Diversified Value Fund had open futures contracts outstanding as follows:

Core Equity Fund

                                        Initial
                                       Contract       Value at      Unrealized
           Expiration     Contracts     Amount      June 30, 2000      Loss
            ------------------------------------------------------------------
         September 2000    S&P 500    $16,813,125    $16,515,811    $(297,314)
         September 2000    S&P 500      2,232,000      2,202,108      (29,892)
         September 2000    S&P 500      7,442,500      7,340,360     (102,140)

Diversified Value Fund

                                       Initial
                                       Contract      Value at      Unrealized
           Expiration     Contracts     Amount     June 30, 2000      Loss
            -----------------------------------------------------------------
         September 2000    S&P 500    $7,487,500    $7,340,361     $(147,139)

The following Funds loaned securities during the year ended June 30, 2000 to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At June 30, 2000, the value of securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

                                                               Securities
                                     Value of       Value of    Lending
            Fund                Securities on Loan Collateral    Income
            -------------------------------------------------------------
         Large Cap Blend
          Fund................     $ 9,434,408     $ 9,695,765  $ 49,699
         Secular Growth Fund..               0               0   196,594
         Small Cap Growth
          Fund................      25,098,623      26,266,441   120,787
         Social Principles
          Fund................      23,985,512      24,677,564    53,467
         Strategic Growth
          Fund................      56,558,246      57,116,819         0

On June 30, 2000 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                                                            Net Unrealized
                                          Gross Unrealized Gross Unrealized Appreciation/
                              Tax Cost      Appreciation     Depreciation   (Depreciation)
                           ---------------------------------------------------------------
         Balanced Fund...  $  545,350,630   $ 81,277,515    $ (17,901,522)   $ 63,375,993
         Core Equity
          Fund...........   1,672,588,459    977,802,640     (112,108,555)    865,694,085
         Diversified
          Value Fund.....     413,430,251     95,136,747      (26,201,264)     68,935,483
         Large Cap Blend
          Fund...........     212,612,167     90,760,082      (16,827,573)     73,932,509
         Secular Growth
          Fund...........     759,505,887    245,793,814      (62,511,200)    183,282,614
         Small Cap Growth
          Fund...........     163,954,286     28,938,337       (5,912,698)     23,025,639
         Small Company
          Value Fund.....      65,642,705      9,403,567       (5,350,983)      4,052,584
         Social
          Principles
          Fund...........      96,940,509     25,682,150      (14,441,027)     11,241,123
         Strategic Growth
          Fund...........     713,243,858    234,038,549      (16,417,438)    217,621,111
         Strategic Value
          Fund...........     734,205,539    108,984,414      (82,765,547)     26,218,867

As of June 30, 2000, Small Company Value Fund had capital loss carryovers for federal income tax purposes of $3,027,415 and $11,130,509 which expire in 2007 and 2008, respectively.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Small Company Value Fund has incurred and will elect to defer post October losses of $3,438,021.

10. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                              Expense Offset % of Average
                                               Arrangements   Net Assets
                                              ---------------------------
         Balanced Fund.......................    $ 33,180        0.01%
         Core Equity Fund....................     102,941        0.00%
         Diversified Value Fund..............      27,703        0.01%
         Large Cap Blend Fund................      14,115        0.00%
         Secular Growth Fund.................      45,854        0.01%
         Small Cap Growth Fund...............      12,177        0.01%
         Small Company Value Fund............       5,882        0.01%
         Social Principles Fund..............       3,926        0.00%
         Strategic Growth Fund...............      34,838        0.01%
         Strategic Value Fund................      31,280        0.00%

11. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the elec-tion of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and The Bank of New York ("BONY") entered into an amended financing agreement on December 22, 1998. Under this agreement, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement between State Street and BONY. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. State Street served as administrative agent and was entitled to a fee of $20,000 per annum which was allocated to all of the funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the year ended June 30, 2000, the Funds had no significant borrowings under these agreements.

13. CONCENTRATION OF RISK

The Funds may invest a substantial portion of assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

14. SUBSEQUENT EVENTS

Effective the close of business on July 21, 2000, the net assets and liabili-ties of Diversified Value Fund and Large Cap Blend Fund were acquired by the Evergreen Stock Selector Fund ("Stock Selector Fund"), an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets of Diversified Value Fund were acquired through a tax-free exchange for 72,632 Class IS shares and 26,089,242 Class Y shares of Stock Selector Fund. The net assets of Large Cap Blend Fund were acquired through a tax-free exchange for 9,572 Class IS shares and 15,893,799 Class Y shares of Stock Se-lector Fund. The acquired net assets of Diversified Value Fund and Large Cap Blend Fund consisted primarily of portfolio securities with unrealized appreci-ation of $75,928,130 and $83,356,329, respectively. Aggregate net assets of Di-versified Value Fund, Large Cap Blend Fund and Stock Selector Fund immediately before the acquisition were $467,140,556, $283,970,108 and $424,621,261, re-
spectively. The aggregate net assets of Stock Selector Fund after the acquisi-tion were $1,175,731,925.

Effective the close of business on July 21, 2000, the net assets and liabili-ties of Small Company Value Fund were acquired by the Evergreen Small Cap Value Fund ("Small Cap Value Fund"), an open-end management investment company regis-tered under the 1940 Act in an exchange of shares. The net assets of Small Com-pany Value Fund were acquired through a tax-free exchange for 86,740 Class IS shares and 4,303,541 Class Y shares of Small Cap Value Fund. The acquired net assets consisted primarily of portfo-lio securities with unrealized appreciation of $4,468,589. Aggregate net assets of Small Company Value Fund and Small Cap Value Fund immediately before the ac-quisition were $68,433,213 and $159,591,611, respectively. The aggregate net assets of Small Cap Value Fund after the acquisition were $228,024,824.

Effective the close of business on July 21, 2000, the net assets and liabili-ties of Social Principles Fund were acquired by the Evergreen Select Special Equity Fund ("Select Special Equity Fund"), an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets of Social Principles Fund were acquired through a tax-free exchange for 6,028,088 Class I shares and 3,363 Class IS shares of Select Special Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $16,255,619. Aggregate net assets of Social Princi-ples Fund and Select Special Equity Fund immediately before the acquisition were $87,942,119 and $313,292,943, respectively. The aggregate net assets of Select Special Equity Fund after the acquisition were $401,235,062.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Select Balanced Fund, Ever-green Select Core Equity Fund, Evergreen Select Diversified Value Fund, Ever-green Select Large Cap Blend Fund, Evergreen Select Secular Growth Fund, Ever-green Select Small Cap Growth Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Evergreen Select Strategic Growth Fund, and Evergreen Select Strategic Value Fund, portfolios of Evergreen Select Equity Trust, as of June 30, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for the years or peri-ods in the two-year period then ended, and the financial highlights for the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Select Balanced Fund, Evergreen Select Core Equity Fund, Evergreen Select Diversified Value Fund, Evergreen Select Large Cap Blend Fund, Evergreen Select Secular Growth Fund, Evergreen Select Small Cap Growth Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Evergreen Select Strategic Growth Fund, and Evergreen Select Strategic Value Fund as of June 30, 2000, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in con-formity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
August 11, 2000

                       Additional Information (Unaudited)


FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended June 30, 2000 and for the period July 1, 2000 through July 21, 2000.

                                 FYE 6/30/2000         7/1/2000-7/21/2000
                              Aggregate   Per share   Aggregate  Per share
                             ----------------------   --------------------
         Balanced Fund.....  $ 24,415,562  $0.532
         Core Equity Fund..   190,656,702   9.096
         Diversified Value
          Fund.............    20,241,669   1.082     36,525,928   2.224
         Large Cap Blend
          Fund.............    48,284,391   6.479     30,264,351   4.805
         Secular Growth
          Fund.............    21,131,667   3.253
         Social Principles
          Fund.............    23,160,125   8.104     23,930,181   9.631
         Strategic Growth
          Fund.............    89,911,865   7.347
         Strategic Value
          Fund.............     9,358,944   4.190

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended June 30, 2000 qualified for the divi-dends received deductions.

         Balanced Fund.............................................   4.83%
         Core Equity Fund.......................................... 100.00
         Secular Growth Fund.......................................   5.85
         Strategic Growth Fund.....................................   2.64
         Strategic Value Fund...................................... 100.00

With respect to the Funds that were acquired on July 21, 2000, the following percentages of ordinary income dividends paid during the period July 1, 1999 through July 21, 2000 qualified for the dividends received deduction:

         Diversified Value Fund....................................  45.18%
         Large Cap Blend Fund......................................  58.53
         Small Company Value Fund.................................. 100.00
         Social Principles Fund....................................  13.17

SPECIAL MEETING OF SHAREHOLDERS

On July 14, 2000, a Special Meeting of Shareholders for Diversified Value Fund, Large Cap Blend Fund, Small Company Value Fund and Social Principles Fund was held to consider a number of proposals. On April 28, 2000, the record date for the meeting, the net assets eligible to be voted and the net assets voted were as follows:

                                                 Net assets
                                                eligible to   Net assets
                                                  be voted      voted
                                                -------------------------
         Diversified Value Fund................ $487,790,979 $320,539,598
         Large Cap Blend Fund..................  294,997,481  294,298,268
         Small Company Value Fund..............   69,391,208   62,782,783
         Social Principles Fund................   89,299,022   88,410,577

Diversified Value Fund

1. To approve an Agreement and Plan or Reorganization whereby Evergreen Stock Selector Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Select Diversified Value Fund in exchange for shares of Evergreen Stock Selector Fund; and (ii) assume the identified liabilities of Select Diversified Value Fund.

                                              Percentage of
                                               record date   Percentage of
                                 Net assets    net assets     net assets
                                   voted       outstanding       voted
                                ------------------------------------------
         Affirmative........... $314,630,713     64.501%        98.157%
         Against...............    1,803,665      0.370          0.562
         Abstain...............    4,105,220      0.841          1.281
                                ------------     ------        -------
          Total................ $320,539,598     65.712%       100.000%
                                ============     ======        =======

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                   voted      outstanding      voted
                                ----------------------------------------
         Affirmative........... $287,188,038    58.875%        89.595%
         Against...............      936,822     0.192          0.292
         Abstain...............   32,414,738     6.645         10.113
                                ------------    ------        -------
          Total................ $320,539,598    65.712%       100.000%
                                ============    ======        =======

Large Cap Blend Fund

1. To approve an Agreement and Plan or Reorganization whereby Evergreen Stock Selector Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Select Large Cap Blend Fund in exchange for shares of Evergreen Stock Selector Fund; and (ii) assume the identified liabilities of Select Large Cap Blend Fund.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                   voted      outstanding      voted
                                ----------------------------------------
         Affirmative........... $294,298,268    99.763%       100.000%
         Against...............            0     0.000          0.000
         Abstain...............            0     0.000          0.000
                                ------------    ------        -------
          Total................ $294,298,268    99.763%       100.000%
                                ============    ======        =======

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                   voted      outstanding      voted
                                ----------------------------------------
         Affirmative........... $  2,000,836     0.678%         0.680%
         Against...............  292,055,062    99.003         99.238
         Abstain...............      242,370     0.082          0.082
                                ------------    ------        -------
          Total................ $294,298,268    99.763%       100.000%
                                ============    ======        =======

Small Company Value Fund

1. To approve an Agreement and Plan or Reorganization whereby Evergreen Small Cap Value Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Select Small Company Value Fund in exchange for shares of Evergreen Small Cap Value Fund; and (ii) assume the identified liabilities of Select Small Company Value Fund.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                    voted     outstanding      voted
                                 ---------------------------------------
         Affirmative............ $62,522,542    90.102%        99.585%
         Against................     129,626     0.186          0.207
         Abstain................     130,615     0.189          0.208
                                 -----------    ------        -------
          Total................. $62,782,783    90.477%       100.000%
                                 ===========    ======        =======

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                    voted     outstanding      voted
                                 ---------------------------------
         Affirmative............ $43,942,858    63.326%        69.992%
         Against................  18,709,310    26.962         29.800
         Abstain................     130,615     0.189          0.208
                                 -----------    ------        -------
          Total................. $62,782,783    90.477%       100.000%
                                 ===========    ======        =======

Social Principles Fund

1. To approve an Agreement and Plan or Reorganization whereby Evergreen Select Special Equity Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Select Social Principles Fund in exchange for shares of Evergreen Select Special Equity Fund; and (ii) assume the identified liabilities of Select Social Principles Fund.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                    voted     outstanding      voted
                                 ---------------------------------
         Affirmative............ $88,410,577    99.005%       100.000%
         Against................           0     0.000          0.000
         Abstain................           0     0.000          0.000
                                 -----------    ------        -------
          Total................. $88,410,577    99.005%       100.000%
                                 ===========    ======        =======

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                             Percentage of
                                              record date  Percentage of
                                 Net assets   net assets    net assets
                                    voted     outstanding      voted
                                 ---------------------------------
         Affirmative............ $         0     0.000%         0.000%
         Against................  88,292,187    98.873         99.866
         Abstain................     118,390     0.132          0.134
                                 -----------    ------        -------
          Total................. $88,410,577    99.005%       100.000%
                                 ===========    ======        =======

                            Evergreen Select Funds*

Money Market                                 Growth and Income/
Money Market Fund                            Balanced
Treasury Money Market Fund                   Equity Income Fund
100% Treasury Money Market Fund              Balanced Fund
Municipal Money Market Fund
U.S. Government Money Market Fund            Growth
                                             Special Equity Fund
Municipal Fixed                              Small Cap Growth Fund
Income                                       Secular Growth Fund
Intermediate Term Municipal Bond Fund        Strategic Growth Fund
                                             Core Equity Fund
Taxable Fixed                                Equity Index Fund
Income                                       Strategic Value Fund
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund


*Minimum investment in an Evergreen
Select Fund is $1,000,000.

58842                                                     542780          8/2000


[LOGO OF EVERGREEN]

200 Berkeley
Street Boston,
MA 02116


                                                                   -------------
                                                                     PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                     HUDSON, MA
                                                                   PERMIT NO. 19
                                                                   -------------